As filed with the Securities and Exchange Commission on April 14, 2010

Securities Act File No. 333-163279

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-effective Amendment No. 6
☐	Post-effective Amendment No.

GOLUB CAPITAL BDC, INC.

(Exact Name of Registrant as Specified in Charter)

150 South Wacker Drive, Suite 800
Chicago, Illinois 60606

(Address of Principal Executive Offices)

(312) 205-5050

(Registrant’s Telephone Number, Including Area Code)

David B. Golub
Golub Capital BDC LLC
150 South Wacker Drive, Suite 800
Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copies to:

Thomas J. Friedmann David J. Harris Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006 (202) 261-3300	Jay L. Bernstein Andrew S. Epstein Clifford Chance US LLP 31 West 52nd Street New York, NY 10019 (212) 878-8000

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION APRIL 14, 2010

8,100,000 Shares

GOLUB CAPITAL BDC, INC.

Common Stock

We are an externally managed, closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940. We were formed to continue and expand the business of Golub Capital Master Funding LLC, which commenced operations in July 2007 and is our direct, wholly owned subsidiary. Our investment objective is to provide our stockholders with current income and capital appreciation through debt and minority equity investments in middle-market companies.

GC Advisors LLC will serve as our investment adviser. GC Service Company, LLC will serve as our administrator. GC Advisors LLC and GC Service Company, LLC are affiliated with Golub Capital, a leading lender to middle-market companies that had over $4 billion of capital as of December 31, 2009.

This is an initial public offering of our shares of common stock. All of the 8,100,000 shares of common stock offered by this prospectus are being sold by us. After giving pro forma effect to our conversion to a Delaware corporation, the net asset value of our common stock on December 31, 2009 (the last date prior to the date of this prospectus on which we determined net asset value) was $15.00 per share.

Our shares of common stock have no history of public trading. We currently expect that the initial public offering price per share of our common stock will be between $15.00 per share and $16.00 per share after giving effect to the BDC Conversion described in this prospectus. Our common stock has been approved for quotation on The Nasdaq Global Select Market under the symbol “GBDC” subject to official notice of issuance. Assuming an initial public offering price of $15.50 per share (the midpoint of the estimated initial public offering price range), purchasers in this offering will experience immediate dilution of approximately $0.83 per share. See “Dilution” for more information. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering.

Concurrently with the closing of this offering, we will sell to certain existing investors in entities advised by affiliates of Golub Capital and to certain of our officers and directors, their immediate family members or entities owned by, or family trusts for the benefit of, such persons in a separate private placement 1,322,581 shares of our common stock at the initial public offering price per share. No underwriting discounts or commissions will be paid in respect of these shares.

Investing in our common stock involves a high degree of risk. Before buying any shares, you should read the discussion of the material risks of investing in our common stock, including the risk of leverage, in “Risk Factors” beginning on page 20 of this prospectus.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. This information will be available free of charge by contacting us at 150 South Wacker Drive, Suite 800, Chicago, Illinois 60606, Attention: Investor Relations, or by calling us collect at (312) 205-5050. The SEC also maintains a website at http://www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$	$
Sales load (underwriting discounts and commissions)	$	$
Proceeds to us, before expenses(1)	$	$

(1)	We estimate that we will incur offering expenses of approximately $2,000,000, or approximately $0.25 per share, in connection with this offering. All of these offering expenses will be borne indirectly by investors in this offering and will immediately reduce the net asset value of each investor’s shares. We estimate that the net proceeds to us after expenses will be $ , or $ per share.

In addition, the underwriters may purchase up to an additional 1,215,000 shares of our common stock at the public offering price, less the sales load payable by us, to cover over-allotments, if any, within 30 days from the date of this prospectus. If the underwriters exercise this option in full, the total sales load will be $        , and total proceeds, before expenses, will be $        .

The underwriters are offering the common stock as set forth in “Underwriting.” Delivery of the shares will be made on or about       , 2010.

Wells Fargo Securities	UBS Investment Bank

Stifel Nicolaus
BMO Capital Markets
RBC Capital Markets
Janney Montgomery Scott

The date of this prospectus is       , 2010

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

Through and including           , 2010 (25 days after the date of the prospectus), U.S. federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the more detailed information set forth under “Risk Factors” and the other information included in this prospectus carefully.

Except as otherwise indicated, the terms:

•	“we,” “us,” “our” and “Golub Capital BDC” refer to Golub Capital BDC LLC, a Delaware limited liability company, and its consolidated subsidiaries for the periods prior to consummation of the BDC Conversion, and refer to Golub Capital BDC, Inc., a Delaware corporation, and its consolidated subsidiaries for the periods after the consummation of the BDC Conversion;
•	“GCMF” refers to Golub Capital Master Funding LLC, a Delaware limited liability company and our wholly owned subsidiary and predecessor;
•	“GC Advisors” refers to GC Advisors LLC, our investment adviser;
•	“GC Service” refers to GC Service Company, LLC, an affiliate of GC Advisors and our administrator;
•	“Golub Capital” refers, collectively, to the activities and operations of Golub Capital Incorporated and Golub Capital Management LLC, which entities employ all of Golub Capital’s investment professionals, as well as GC Advisors, GC Service, associated investment funds and their respective affiliates;
•	“management” refers, collectively, to our directors and officers and to the officers of GC Advisors and GC Service; and
•	“Capital Companies” means Golub Capital Company IV, LLC, Golub Capital Company V LLC and Golub Capital Company VI LLC, each of which is an affiliate of GC Advisors.

On April 13, 2010, we converted from a limited liability company into a corporation. In this conversion, Golub Capital BDC, Inc. succeeded to the business of Golub Capital BDC LLC and its consolidated subsidiaries, and the members of Golub Capital BDC LLC became stockholders of Golub Capital BDC, Inc. In this prospectus, we refer to such transactions as the “BDC Conversion.” Unless otherwise indicated, the disclosure in this prospectus gives effect to the BDC Conversion.

Golub Capital BDC

We are an externally managed, closed-end, non-diversified management investment company that filed an election to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. We were recently formed to continue and expand the business of our predecessor, GCMF, which commenced operations in July 2007, in making investments in senior secured, unitranche, mezzanine and second lien loans of middle-market companies that are, in most cases, sponsored by private equity investors. We have no experience operating as a business development company. In this prospectus, the term “middle-market” generally refers to companies having earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $5 million and $40 million annually; “mezzanine loan” refers to a loan that ranks senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment; and “unitranche” refers to a loan that combines characteristics of traditional first-lien senior secured loans and second-lien or subordinated loans.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through debt and minority equity investments. We intend to achieve our investment objective by (1) accessing the established loan origination channels developed by Golub Capital, (2) selecting investments within our core middle-market company focus, (3) partnering with experienced private equity firms, or sponsors, in many cases with whom we have invested alongside in the past, (4) implementing the disciplined underwriting standards of Golub Capital and (5) drawing upon the aggregate experience and resources of Golub Capital, a leading lender to middle-market companies with over $4 billion of capital as of December 31, 2009.

As of December 31, 2009, our portfolio primarily consisted of investments in senior secured loans ($219.4 million) and, to a lesser extent, unitranche loans ($93.7 million) and second-lien loans ($13.2 million), to middle-market companies organized and located primarily in the United States. While on the date of this prospectus our portfolio comprised primarily senior secured loans, going forward we intend to pursue a strategy focused on investing in unitranche, mezzanine and second lien loans and warrants and minority equity securities in U.S. middle-market companies. Accordingly, over time we expect that senior secured loans will represent a smaller percentage of our investment portfolio as these investments are repaid and we shift to a different mix of assets. We expect that our investments in loans will initially range between $10 million and $25 million each. In many cases, we anticipate that we will have opportunities to make equity co-investments or receive warrants to purchase equity securities of portfolio companies. We may also selectively invest more than $25 million in the securities of some portfolio companies, and we expect that the size of our individual investments will vary proportionally with the size of our capital base.

As discussed in the “Market Opportunity” section below, we believe unitranche, mezzanine and second lien loans represent particularly attractive investments when compared to similar loans originated in the 2006-2008 period due to what we expect to be more attractive pricing and more conservative borrowing terms and deal structures.

Our Adviser

Our investment activities are managed by our investment adviser, GC Advisors. GC Advisors is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. GC Advisors was organized in September 2008 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. GC Advisors has no experience advising or administering a business development company. Under our investment advisory agreement with GC Advisors, or the Investment Advisory Agreement, we will pay GC Advisors a base management fee and an incentive fee for its services. See “The Offering — Investment Advisory Agreement” for a discussion of the base management fee and incentive fee payable by us to GC Advisors. Unlike most closed-end funds whose fees are based on net assets, our base management fee is based on our gross assets and, therefore, GC Advisors will benefit when we incur debt or use leverage. Additionally, under the incentive fee structure, GC Advisors may benefit when capital gains are recognized and, because it determines when a holding is sold, GC Advisors controls the timing of the recognition of capital gains. Our board of directors is charged with protecting our interests by monitoring how GC Advisors addresses these and other conflicts of interest associated with its management services and compensation. While not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review GC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. See “Management Agreements — Board Approval of the Investment Advisory Agreement.”

GC Advisors is an affiliate of Golub Capital and has entered into a staffing agreement, or the Staffing Agreement, with two Golub Capital affiliates, Golub Capital Incorporated and Golub Capital Management LLC. Under the Staffing Agreement, these companies will make experienced investment professionals available to GC Advisors and provide access to the senior investment personnel of Golub Capital and its affiliates. The Staffing Agreement provides GC Advisors with access to investment opportunities, which we refer to in the aggregate as deal flow, generated by Golub Capital and its affiliates in the ordinary course of their businesses and commits the members of GC Advisors’ investment committee to serve in that capacity. As our investment adviser, GC Advisors is obligated to allocate investment opportunities among us and its other clients fairly and equitably over time in accordance with its allocation policy; however, there can be no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time. GC Advisors intends to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital’s investment professionals.

An affiliate of GC Advisors, GC Service, will provide the administrative services necessary for us to operate. See “The Offering — Administration Agreement” for a discussion of the fees and expenses we are required to reimburse to GC Service.

About Golub Capital

Golub Capital, founded in 1994, is a leading lender to middle-market companies, with a long track record of investing in unitranche and junior capital financings, which is our long-term investment focus. Golub Capital invested more than $1.8 billion in unitranche and mezzanine transactions across a variety of market environments and industries between 2001 and 2009. From 2004 through 2009, Golub Capital invested in more than 240 middle-market companies and, as of December 31, 2009, it held debt investments in more than 170 middle-market companies.

Golub Capital’s middle-market lending group is managed by a four member senior management team consisting of Lawrence E. Golub, David B. Golub, Gregory W. Cashman and Andrew H. Steuerman. As of December 31, 2009, Golub Capital’s 47 investment professionals had an average of over 12 years of investment experience and were supported by 49 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.

Market Opportunity

We intend to pursue a strategy focused on investing in unitranche, mezzanine and second lien loans and warrants and minority equity securities in U.S. middle-market companies.

Specialized Lending Requirements.  We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to middle-market companies in the United States (1) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (2) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (3) may also require more extensive ongoing monitoring by the lender.

Robust Demand for Debt Capital.  Private equity firms raised record amounts of equity commitments in 2006-2008, far in excess of the amount of equity they subsequently invested from this capital raised. As of December 31, 2009, there was approximately $740 billion of private equity capital available and uninvested in the United States. We expect the large amount of unfunded buyout commitments will drive demand for leveraged buyouts over the next several years, which should, in turn, create leveraged lending opportunities for us.

Significant Refinancing Requirements.  The debt associated with a large number of middle-market leveraged mergers and acquisitions completed from 2005 to 2008 should start to come due in the 2010-2013 time period. In many cases, this debt will need to be refinanced as the existing debt facilities mature. When combined with the decreased availability of debt financing for middle-market companies generally, these factors should increase lending opportunities for us.

Attractive Pricing.  Reduced access to, and availability of, debt capital typically increases the interest rates, or pricing, of loans for middle-market lenders. A recent survey of middle-market lenders conducted by Reuters Loan Pricing Corporation indicated interest rates charged on mezzanine credit facilities were at or above 15% per annum in many instances in 2009, versus typical rates of 11% to 13% in 2007. Recent mezzanine deals typically have included meaningful upfront fees, prepayment protections and, in some cases, warrants to purchase common stock, all of which should enhance the profitability to lenders of making new loans.

Conservative Deal Structures.  As a result of the credit crisis, many lenders are requiring less senior and total leverage, more equity and more comprehensive loan covenants than was customary in the years leading up to the credit crisis. Lower debt multiples on purchase prices suggest that the cash flow of borrowing companies should enable them to service their debt more easily, creating a greater buffer against a downturn. According to industry sources, average total debt multiples of middle-market leveraged buy-out loans are at their lowest levels in the 13 years such data have been tracked.

Increased Equity Cushions.  As senior and total leverage has decreased, equity contributions to buyouts of middle-market companies have increased. Based on our review of a number of middle-market debt transactions completed in 2009, the equity component of the purchase price of buyouts of middle-market companies increased substantially in 2009. Lower senior and total leverage should reduce risk to providers of debt financing.

Competitive Strengths

Deep, Experienced Management Team.  We are managed by GC Advisors, which will have access through a staffing agreement with Golub Capital to the resources and expertise of Golub Capital’s 96 employees, led by our chairman, Lawrence E. Golub, and our chief executive officer, David B. Golub. Concurrently with the closing of this offering, certain existing investors in entities advised by affiliates of Golub Capital and certain of our officers and directors, their immediate family members or entities owned by, or family trusts for the benefit of, such persons will purchase in a separate private placement an aggregate of 1,322,581 shares of common stock at the initial public offering price per share. We refer to this private placement as the Concurrent Private Placement. As of December 31, 2009, the 47 investment professionals of Golub Capital had an average of over 12 years of investment experience and were supported by 49 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. Golub Capital seeks to hire and retain high-quality investment professionals and reward those personnel based on investor returns. In 2008, Golub Capital’s expertise and leading position in the market was evidenced by its receipt of three major middle-market lender awards from leading industry publications and organizations, including: M&A Advisor’s “Financing Firm of the Year” and ACG Mergers & Acquisitions’ “M&A Lender of the Year.” In addition, Buyouts Magazine again named Golub Capital “Middle-Market Lender of the Year” and M&A Advisor named Golub Capital the “Mezzanine Financing Agent of the Year” in 2009. These awards do not constitute an endorsement by any such publication or organization of the securities being offered by this prospectus.

Leading U.S. Debt Platform Provides Access to Proprietary Relationship-Based Deal Flow.   GC Advisors gives us access to the deal flow of Golub Capital, one of the leading middle-market lenders in the United States. Reuters Loan Pricing Corporation ranked Golub Capital as the leading senior lender for middle-market leveraged buyouts (total debt financing of under $100 million) for 2009, based both on deal volume and number of deals. Since its inception, Golub Capital has completed at least one debt financing with over 110 sponsors and multiple debt financings with over 40 sponsors. We believe that Golub Capital receives relationship-based “early looks” and “last looks” at many investment opportunities in the U.S. middle-market market, allowing it to be highly selective in the transactions it pursues.

Disciplined Investment and Underwriting Process.  GC Advisors intends to utilize the established investment process of Golub Capital for reviewing lending opportunities, structuring transactions and monitoring investments. Using its disciplined approach to lending, GC Advisors will seek to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and the implementation of restrictive debt covenants.

Regimented Credit Monitoring.  Following each investment, GC Advisors implements a regimented credit monitoring system. This careful approach, which involves ongoing review and analysis by teams of professionals, should enable us to identify problems early and to assist borrowers before they face difficult liquidity constraints.

Concentrated Middle-Market Focus.  Because of our focus on the middle-market, we understand the following general characteristics of middle-market lending:

•	Middle-market companies are generally less leveraged than large companies and, we believe, offer more attractive investment returns in the form of upfront fees, prepayment penalties and higher interest rates;
•	Middle-market issuers are more likely to have simple capital structures;
•	Carefully structured covenant packages enable middle-market lenders to take early action to remediate poor financial performance; and
•	Middle-market lenders can undertake thorough due diligence investigations prior to investment.

Recent Developments

Our Formation.  Golub Capital BDC LLC was formed in November 2009 to continue and expand the business of our predecessor, GCMF, which commenced operations in July 2007 following a cash contribution by its initial owners. All of the outstanding limited liability company interests in GCMF, which directly owns all of our existing loan portfolio, were held initially by the Capital Companies. In November 2009, the Capital Companies formed Golub Capital BDC LLC, into which they contributed 100% of the limited liability company interests of GCMF and from which they received a proportionate number of the 805 limited liability company interests in Golub Capital BDC LLC based on the fair value of the interests contributed by them into Golub Capital BDC LLC. As a result of this transaction, GCMF became our wholly owned subsidiary. The loans in our current portfolio were either originated or purchased in the secondary market by Golub Capital and its affiliates using the same underwriting standards described in this prospectus. See “Portfolio Companies.”

On February 5, 2010, GEMS Fund, L.P., or GEMS, a limited partnership affiliated with GC Advisors, entered into an agreement to purchase 195 limited liability company interests in Golub Capital BDC LLC for cash, resulting in aggregate net cash proceeds to us of $25 million. We refer to this investment as the GC Private Placement in this prospectus. The cash settlement of the GC Private Placement occurred immediately after the execution of an amendment to a variable funding note indenture dated as of July 27, 2007, between GCMF, as issuer, and U.S. Bank National Association, as indenture trustee, permitting such investment by GEMS on March 15, 2010. In this prospectus, we refer to this variable funding note indenture, which matures on December 29, 2010 as the Existing Credit Facility. There were no placement fees or sales loads paid by the GEMS as part of the GC Private Placement, and no expenses related to the GC Private Placement were reimbursed to our affiliates or to the underwriters of this offering. Investors in GEMS, a privately held entity exempt from registration as an investment company under the 1940 Act, include some employees and management of Golub Capital and its affiliates as well as a limited number of long-time investors in funds sponsored by Golub Capital. The limited liability company interests in Golub Capital BDC LLC and, after giving effect to the BDC Conversion, the shares of common stock in Golub Capital BDC, Inc., to be indirectly issued to GEMS have not been registered under the Securities Act of 1933, as amended, or the Securities Act, and are, accordingly, subject to restrictions on transfer. In addition, such shares of common stock will be subject to a 180-day lock-up agreement with the underwriters of this offering. See “Capitalization,” “Management’s Discussion and Analysis of Financial Conditions, Results of Operations and Cash Flows — Recent Developments and Estimates,” “Related Party Transactions and Certain Relationships” and “Underwriting.”

The following chart illustrates our ownership and the level at which this offering is expected to occur as of the date of this prospectus (and after giving effect to this offering):

BDC Conversion.  On April 13, 2010, Golub Capital BDC LLC converted into a Delaware corporation, Golub Capital BDC, Inc., and all of the outstanding limited liability company interests in Golub Capital BDC LLC were converted into 8,984,863 shares of common stock in Golub Capital BDC, Inc. In this prospectus, we refer to this conversion as the “BDC Conversion.” See “The BDC Conversion.” Following the BDC Conversion, GCMF remains a wholly owned subsidiary of Golub Capital BDC, Inc. As part of the BDC Conversion, the Capital Companies received an aggregate of 7,232,815 shares of our common stock in exchange for the 805 limited liability company interests they owned in Golub Capital BDC LLC, representing an estimated equivalent price of $15.18 per share based on the fair value of the assets contributed by the Capital Companies at the time of our formation in November 2009 as determined by GCMF’s investment adviser. In addition, as part of the BDC Conversion, GEMS received an aggregate of 1,752,048 shares of our common stock in exchange for the 195 limited liability company interests it owns in Golub Capital BDC LLC, representing an estimated equivalent price of $14.27 per share based on the $25 million cash investment made by it in the GC Private Placement in February 2010. Upon completion of this offering and the Concurrent Private Placement, the Capital Companies will own, collectively, an interest of approximately 39.3% in us, and GEMS will own an interest of approximately 9.5% in us, in each case assuming no exercise of the underwriters’ over-allotment option.

SBIC License.  Golub Capital has managed Small Business Investment Companies, or SBICs, licensed by the U.S. Small Business Administration, or SBA, for more than 14 years and currently operates two SBIC licensees. Both of these licenses are exempt from registration as investment companies under Section 3(c)(1) or Section 3(c)(7) of the 1940 Act. After receiving a letter of invitation from the Investment Division of the SBA, Golub Capital has applied for a license to form a third SBIC. Shortly after the closing of the offering, Golub Capital intends to amend its pending application, or to submit a new application, so that one of our subsidiaries will be the applicant for the new SBIC license. If this application is approved, our SBIC subsidiary would be a wholly owned subsidiary and able to rely on an exclusion from the definition of “investment company” under the 1940 Act. As such, this subsidiary will not elect to be treated as a business development company under the 1940 Act. If this application is approved, our SBIC subsidiary will have an investment objective substantially similar to ours and will make similar types of investments in accordance with SBIC regulations.

To the extent that we receive an SBIC license, our SBIC subsidiary will be allowed to issue SBA-guaranteed debentures, subject to the required capitalization of the SBIC subsidiary. SBA guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Under the regulations applicable to SBICs, an SBIC may have outstanding debentures guaranteed by the SBA generally in an amount of up to twice its regulatory capital, which generally equates to the amount of its equity capital. The SBIC regulations currently limit the amount that an SBIC subsidiary may borrow to a maximum of $150 million, assuming that it has at least $75 million of equity capital. In addition, if we are able to obtain financing under the SBIC program, our SBIC subsidiary will be subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants.

Although Golub Capital is an experienced SBIC operator in the SBA program and has received an invitation from the SBA to complete an application, we cannot be certain of the timing of approval for an SBIC license or if Golub Capital or our subsidiary will be able to obtain such approval.

Under present SBIC regulations, the maximum amount of SBA-guaranteed debentures that may be issued by multiple licensees under common management is $250 million. If we are approved for an SBIC license, it is possible that our SBIC subsidiary would be constrained in its ability to issue SBA-guaranteed debentures in the future if other Golub Capital SBICs have already issued such debentures. As of December 31, 2009, Golub Capital operated two SBIC licensees with an aggregate of $146.6 million of SBA-guaranteed debentures outstanding, leaving borrowing capacity of a maximum of $103.4 million of SBA-guaranteed debentures for any of our future SBIC subsidiaries. The borrowing capacity of any such future subsidiary could be expanded if any other Golub Capital SBICs retire their SBA-guaranteed debentures.

The U.S. House of Representatives recently passed a bill that, it if becomes law, would increase the amount of SBA-guaranteed debentures that may be issued by a single licensee to $225 million and the total amount of such debentures that may be issued by multiple licensees under common management to $350 million. If our subsidiary is approved for an SBIC license, any available issue amounts of SBA-guaranteed debentures would be allocated among our SBIC subsidiary and Golub Capital’s existing SBIC subsidiaries in accordance with the allocation policies and procedures of GC Advisors. There is, however, no minimum amount of SBA-guaranteed debentures that must be allocated to us. See “Related Party Transactions and Certain Relationships.”

Operating and Regulatory Structure

Our investment activities will be managed by GC Advisors under the direction of our board of directors, a majority of whom are independent of Golub Capital BDC, GC Advisors and their respective affiliates.

As a business development company, we will be required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of shares of preferred stock, or notes and other borrowings, our ability to use leverage is limited in significant respects. See “Regulation.” Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. The use of leverage to finance investments creates certain risks and potential conflicts of interest. See “Risk Factors — Risks Relating to our Business and Structure — Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital. As a business development company, we will need to raise additional capital. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.” and “Risk Factors — Risks Relating to our Business and Structure — We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

We have no prior history of operating as a business development company, and GC Advisors LLC has no prior experience managing or administering a business development company.

Also, as a business development company, we will be generally prohibited from acquiring assets other than “qualifying assets” unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of “eligible portfolio companies,” cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include (1) private domestic operating companies, (2) public domestic operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange, American Stock Exchange and The Nasdaq Global Market) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and (3) public domestic operating companies having a market capitalization of less than $250 million. Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board and through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation.”

We intend to elect to be treated for U.S. federal income tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, or the Code. In order to be treated as a RIC, we must satisfy certain source of income, asset diversification and distribution requirements. See “Material U.S. Federal Income Tax Considerations.”

Conflicts of Interests

Subject to certain 1940 Act restrictions on co-investments with affiliates, GC Advisors will offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. Such offers will be subject to the exception that, in accordance with GC Advisors’ code of ethics and allocation policies, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities managed by GC Advisors and its affiliates.

To the extent that we compete with entities managed by GC Advisors or any of its affiliates for a particular investment opportunity, GC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. GC Advisors’ allocation policies are intended to ensure that we may generally share equitably with other investment funds managed by GC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other investment funds.

GC Advisors has historically managed, and currently manages, investment vehicles with similar or overlapping investment strategies and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. GC Advisors seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by our adviser and its affiliates. When we invest alongside such other accounts as permitted, such investments are made consistent with GC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by GC Advisors and approved by our board of directors, including all of our independent directors. The allocation policy further provides that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities managed by GC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, GC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. GC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods. We and GC Advisors have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by GC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See “Related Party Transactions and Certain Relationships.”

GC Advisors and its affiliates have other clients with similar or competing investment objectives, including one private fund that is continuing to seek capital commitments and will pursue an investment strategy similar to our strategy. In serving these clients, GC Advisors may have obligations to other clients or investors in those entities. Our investment objective may overlap with such affiliated investment funds, accounts or other investment vehicles. GC Advisors’ allocation procedures are designed to allocate investment opportunities among the investment vehicles managed by GC Advisors and its affiliates in a manner consistent with its obligations under the Advisers Act. If two or more investment vehicles with similar investment strategies are actively investing, GC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. See “Risk Factors — Risks Relating to our Business and Structure — Conflicts related to obligations GC Advisors’ investment committee, GC Advisors or its affiliates have to other clients.” Additionally, under our incentive fee structure, GC Advisors may benefit when we recognize capital gains and, because GC Advisors determines when a holding is sold, GC Advisors controls the timing of the recognition of capital gains. See “Risk Factors —  Risks Relating to our Business and Structure — Our incentive fee structure may create incentives for GC Advisors that are not fully aligned with the interests of our stockholders.” In addition, because the base management fee that we will pay to GC Advisors is based on our average adjusted gross assets, GC Advisors may benefit when we incur indebtedness.

Our principal executive offices are located at 150 South Wacker Drive, Suite 800, Chicago, Illinois 60606, and our telephone number is (312) 205-5050. Our corporate website is located at www.golubcapitalbdc.com. Information on our website is not incorporated into or a part of this prospectus.

THE OFFERING

Common Stock Offered by Us
8,100,000 shares, excluding 1,215,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.
Concurrent Private Placement
Concurrently with the closing of this offering, we will sell 1,322,581 shares of our common stock to certain existing investors in entities advised by affiliates of Golub Capital and to certain of our officers and directors, their immediate family members or entities owned by, or family trusts for the benefit of, such persons in a separate private placement at the initial public offering price per share. We will receive the full proceeds of $20.5 million from the sale of these shares (assuming an initial public offering price of $15.50 per share, the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus), and no underwriting discounts or commissions will be paid in respect of these shares.
Common Stock to be Outstanding after this Offering
18,407,444 shares (including 1,752,048 shares initially acquired by GEMS as limited liability company interests in Golub Capital BDC LLC in the GC Private Placement and converted into shares in the BDC Conversion and 1,322,581 shares purchased in the Concurrent Private Placement), excluding 1,215,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.
Risk Factors
An investment in our common stock is subject to risks. See “Risk Factors” beginning on page 20 of this prospectus to read about factors you should consider before deciding to invest in shares of our common stock.
Use of Proceeds
Our net proceeds from this offering and the Concurrent Private Placement will be approximately $135.3 million, or approximately $152.8 million if the underwriters exercise their over-allotment option in full, in each case assuming an initial public offering price of $15.50 per share (the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus).
We intend to use $135.3 million of the net proceeds of this offering (after expenses of the offering of approximately $2.0 million) and the Concurrent Private Placement, together with all of the proceeds from the $25.0 million GC Private Placement not yet invested on the date of this prospectus, to (1) repay at least $50.0 million of the outstanding principal of, and accrued and unpaid interest on, the Existing Credit Facility and (2) invest the balance of the net proceeds in portfolio companies in accordance with our investment objective and the strategies described in this prospectus and for general corporate purposes. We expect that our new investments will consist primarily of unitranche, mezzanine and second lien loans. Pending such investments, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Use of Proceeds.”
Investment Advisory Agreement
We pay GC Advisors a fee for its service under the Investment Advisory Agreement. This fee consists of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.375% of our average adjusted gross assets (excluding cash and cash equivalents and including assets purchased with borrowed funds). The base management fee will be payable quarterly in arrears. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper maturing within 270 days of purchase.
Incentive fees are calculated as below and payable quarterly in arrears. We have structured the calculation of the incentive fee to include a fee limitation such that no incentive fee will be paid to GC Advisors for any quarter if, after such payment, the cumulative incentive fees paid to GC Advisors since our election to be treated as a business development company would be greater than 20.0% of our Cumulative Pre-incentive Fee Net Income, as defined below.
We accomplish this limitation by subjecting each quarterly incentive fee payable on the “Income and Capital Gain Incentive Fee Calculation” to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap in any quarter is equal to the difference between (a) 20.0% of Cumulative Pre-incentive Fee Net Income and (b) cumulative incentive fees of any kind paid to GC Advisors by Golub Capital BDC since the date of our election to be treated as a business development company. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, no incentive fee is payable in that quarter.
Cumulative Pre-Incentive Fee Net Income is equal to the sum of (a) Pre-Incentive Fee Net Investment Income for each period since the date of our election to be treated as a business development company and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation since the date of our election to be treated as a business development company.

Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the calendar quarter (including the base management fee, taxes, any expenses payable under the Investment Advisory Agreement and the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with payment-in-kind, or PIK, interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash.
The “Income and Capital Gain Incentive Fee Calculation” consists of two parts. The income component, or Income Incentive Fee, is calculated quarterly in arrears and equals 20.0% of our Pre-Incentive Fee Net Investment Income (as defined above) for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature.
The second part of the Incentive Fee Calculation (the “Capital Gain Incentive Fee”) equals (a) 20.0% of our “Capital Gain Incentive Fee Base,” if any, calculated in arrears as of the date of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the year ending December 31, 2010, less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. Our Capital Gain Incentive Fee Base equals the sum of (1) our realized capital gains, if any, on a cumulative positive basis from the date of our election to be treated as a business development company through the end of each calendar year, (2) all realized capital losses on a cumulative basis and (3) all unrealized capital depreciation on a cumulative basis.
As described above, the Incentive Fee will not be paid at any time where, after such payment, the cumulative Incentives Fees paid to date would be greater than 20% of the Cumulative Pre-Incentive Net Income since our election to be treated as a business development company. See “Management Agreements — Management Fee.”
Proposed Symbol on The Nasdaq Global Select Market
“GBDC”
Trading at a Discount
Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. We are not generally able to issue and sell our common stock at a price below our net asset value per share unless we have stockholder approval. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See “Risk Factors.”
Distributions
We intend to make quarterly distributions to our stockholders out of assets legally available for distribution. Our quarterly distributions, if any, will be determined by our board of directors.
Taxation
We intend to elect to be treated for U.S. federal income tax purposes as a RIC. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as distributions. To maintain RIC status and the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and net short-term capital gains, if any, in excess of our net long-term capital losses. See “Distributions.”
Leverage
As a business development company, we are permitted under the 1940 Act to borrow funds to finance a portion of our investments. As of December 31, 2009, we had $285.3 million of indebtedness outstanding under the Existing Credit Facility. By the terms of the Existing Credit Facility, we have not been able to incur additional borrowings under the Existing Credit Facility since December 29, 2008. As part of the amendments to the Existing Credit Facility executed on March 15, 2010, we are required to repay at least $50.0 million of outstanding borrowings under the Existing Credit Facility upon the closing of this offering.
We executed a commitment letter with Wells Fargo Bank, N.A. on March 15, 2010 for a new credit facility providing for borrowings of up to $175.0 million, or the New Credit Facility. Upon closing the New Credit Facility, which is conditioned on the closing of this offering, we would expect to borrow funds to repay the remaining outstanding principal amount of, and any accrued and unpaid interest on, the Existing Credit Facility and to finance additional investments. We cannot assure you that we will be able to enter into the New Credit Facility on the terms contemplated by the commitment letter, or at all. See “Risk Factors — Risks Relating to Our Business and Structure — We may default under the Existing Credit Facility or be unable to amend, repay or refinance the Existing Credit Facility or enter into the New Credit Facility on commercially reasonable terms, or at all, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.” Our common stockholders will bear the costs associated with any borrowings under the Existing Credit Facility, the New Credit Facility or otherwise, or to finance new investments, including increased investment advisory fees payable to GC Advisors as a result of such borrowings. See “Management’s Discussion and Analysis of Financial Condition, Results of Operations and Cash Flows” for details on our debt facilities.
Dividend Reinvestment Plan
We have adopted a dividend reinvestment plan for our stockholders, which is an “opt out” dividend reinvestment plan. Under this plan, if we declare a distribution, cash distributions to our stockholders will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash dividends or other distributions. Stockholders who receive distributions in the form of shares of common stock generally will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash but will not receive any corresponding cash distributions with which to pay any applicable taxes. See “Dividend Reinvestment Plan.”
Administration Agreement
We will reimburse GC Service under the Administration Agreement for our allocable portion (subject to the review and approval of our board of directors) of overhead and other expenses, including furnishing us with office facilities and equipment and providing clerical, bookkeeping, record keeping and other administrative services at such facilities. To the extent that GC Service outsources any of its functions, we will pay the fees associated with such functions on a direct basis without incremental profit to GC Service. See “Management Agreements — Administration Agreement.”
License Arrangements
We have entered into a license agreement with Golub Capital Management LLC, under which Golub Capital Management LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Golub Capital.” For a description of the license agreement, see “Management Agreements — License Agreement.”
Custodian and Transfer Agent
U.S. Bank National Association will serve as our custodian, and American Stock Transfer & Trust Company, LLC will serve as our transfer and dividend paying agent and registrar. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”
Anti-Takeover Provisions
Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures that we may adopt. Such measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. See “Description of Our Capital Stock.”
Available Information
We have filed with the SEC a registration statement on Form N-2, of which this prospectus is a part, under the Securities Act. This registration statement contains additional information about us and the shares of our common stock being offered by this prospectus. After the completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F. Street, N.E., Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at 1-800-SEC-0330.
We maintain a website at www.golubcapitalbdc.com and intend to make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus. You may also obtain such information free of charge by contacting us in writing at 150 South Wacker Drive, Suite 800, Chicago, Illinois 60606, Attention: Investor Relations.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Golub Capital BDC,” or that “we” will pay fees or expenses, common stockholders will indirectly bear such fees or expenses as investors in Golub Capital BDC.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	7.00	%(1)
Offering expenses (as a percentage of offering price)	1.59	%(2)
Dividend reinvestment plan expenses	—	(3)
Total stockholder transaction expenses (as a percentage of offering price)	8.59%
Estimated annual expenses (as percentage of net assets attributable to common stock):
Management fees	1.78	%(4)
Incentive fees payable under the Investment Advisory Agreement (20%)	0.00	%(5)
Interest payments on borrowed funds	3.19	%(6)
Other expenses	1.09	%(7)
Total annual expenses (estimated)	6.06	%(8)

We caution you that some of the percentages indicated in the table above are estimates and may vary.

(1)	The underwriting discount and commission with respect to shares of our common stock sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load paid in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $2.0 million.
(3)	The expenses of the dividend reinvestment plan are included in “Other expenses.” See “Dividend Reinvestment Plan.”
(4)	Our management fee is calculated at an annual rate of 1.375% and is based on the average value of our total assets, as defined under the 1940 Act (excluding cash and cash equivalents and including assets purchased with borrowed funds), at the end of the four most recently completed calendar quarters and is payable quarterly in arrears. See “Management Agreements — Management Fee.” The management fee referenced in the table above is based on $235.3 million of expected outstanding indebtedness immediately upon the closing of this offering and the Concurrent Private Placement.

The SEC requires that the “Management fees” percentage be calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. If the base management fee portion of the “Management fees” percentage were calculated instead as a percentage of our total assets, our base management fee portion of the “Management fees” percentage would be approximately 1.0% of total assets. The estimate of our base management fees assumes net assets of $270.0 million and leverage of $235.3 million, which reflects our net assets and leverage pro forma as of December 31, 2009 after giving effect to this offering, the Concurrent Private Placement and the GC Private Placement, the required repayment of $50.0 million of borrowings under the Existing Credit Facility upon completion of this offering and the BDC Conversion.

(5)	We may have capital gains and interest income that could result in the payment of an incentive fee to our investment adviser in the first year after completion of this offering. However, the incentive fee payable to our investment adviser is based on our performance and will not be paid unless we achieve certain goals. As we cannot predict whether we will meet the necessary performance targets, we have assumed an incentive fee of 0% in this chart. We have structured the calculation of the incentive fee to include a fee limitation such that no incentive fee will be paid to GC Advisors for any quarter if, after such payment, the cumulative incentive fees paid to GC Advisors since our election to be treated as a business development company would be greater than 20.0% of our “Cumulative Pre-Incentive Fee Net Income.”

We accomplish this limitation by subjecting each quarterly incentive fee payable on the “Income and Capital Gain Incentive Fee Calculation” to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap in any quarter is equal to the difference between (a) 20.0% of Cumulative Pre-Incentive Fee Net Income and (b) cumulative incentive fees of any kind paid to GC Advisors by Golub Capital BDC since the date of our election to be treated as a business development company. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, no incentive fee would be payable in that quarter. Cumulative Pre-Incentive Fee Net Income is equal to the sum of (a) Pre-Incentive Fee Net Investment Income for each period since the date of our election to be treated as a business development company and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation since the date of our election to be treated as a business development company.

The income and capital gain incentive fee calculation (the “Income and Capital Gain Incentive Fee Calculation”) has two parts. The income component is calculated quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter.

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the income component, it is possible that an incentive fee may be calculated under this formula with respect to a period in which we have incurred a loss. For example, if we receive Pre-Incentive Fee Net Investment Income in excess of the hurdle rate (as defined below) for a calendar quarter, the income component will result in a positive value and an incentive fee will be paid unless the payment of such incentive fee would cause us to pay incentive fees on a cumulative basis that exceed 20.0% of our Cumulative Pre-Incentive Fee Income.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% quarterly. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our Pre-Incentive Fee Net Investment Income and make it easier for GC Advisors to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our Pre-Incentive Fee Net Investment Income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.375% base management fee.

We calculate the income component of the Income and Capital Gain Incentive Fee Calculation with respect to our Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:

•	zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;
•	100.0% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide our external manager with 20.0% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and
•	20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter.

The sum of these calculations yield the Income Incentive Fee. This amount is appropriately adjusted for any share issuances or repurchases during the quarter.

The second part of the Incentive Fee Calculation (the “Capital Gain Incentive Fee”) equals (a) 20.0% of our “Capital Gain Incentive Fee Base,” if any, calculated in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the year ending December 31, 2010, less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. Our Capital Gain Incentive Fee Base equals the sum of (1) our realized capital gains on a cumulative positive basis from the date of our election to be treated as a business development company through the end of each calendar year, (2) all realized capital losses on a cumulative basis, and (3) all unrealized capital depreciation on a cumulative basis.

•	The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

•	The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.
•	The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

As described above, the incentive fee will not be paid at any time where after such payment the cumulative incentives fees paid to date would be greater than 20.0% of the Cumulative Pre-Incentive Net Income since our election to be treated as a business development company. For a more detailed discussion of the calculation of the incentive fee, see “Management Agreements — Management Fee.”

(6)	Interest payments on borrowed funds represents our estimated annual interest expense under the New Credit Facility of 3.29%, annual amortization expense on the New Credit Facility structuring fee, which is approximately $880,000 per year, and pro forma expected outstanding borrowings of $235.3 million as of December 31, 2009 after giving effect to this offering, the Concurrent Private Placement and the GC Private Placement, the required repayment of $50.0 million of borrowings under the Existing Credit Facility upon completion of this offering and the BDC Conversion. The aggregate structuring fee of approximately $2.6 million is payable to Wells Fargo Bank, N.A. upon execution of the New Credit Facility as are all of the lender’s reasonable out-of-pocket expenses.

We executed a commitment letter with Wells Fargo Bank, N.A. on March 15, 2010 for the New Credit Facility which, as currently contemplated, would provide for borrowings of up to $175.0 million. If we are successful in securing the New Credit Facility we intend to use borrowings under the New Credit Facility to retire all debt outstanding under and terminate the Existing Credit Facility, to make additional investments and for other general corporate purposes.

(7)	Includes our overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by GC Service. See “Management Agreements — Administration Agreement.” “Other expenses” are based on estimated amounts for the current fiscal year.
(8)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies. The reason for presenting expenses as a percentage of net assets attributable to common stockholders is that our common stockholders bear all of our fees and expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown. These amounts are based upon payment by an investor of a 7.0% sales load (the underwriting discount paid by us with respect to our common stock sold in this offering), organizational and offering expenses of approximately $2.0 million and assume that our payment of annual operating expenses would remain at the levels set forth in the table above. For purposes of this table, we have assumed leverage of $235.3 million.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$147	$255	$362	$619

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. Under our Investment Advisory Agreement, no incentive fee would be payable if we have a 5% annual return. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on The Nasdaq Global Select Market on the date of distribution.

The amounts included in the table above for “Other expenses” represent our estimates for the fiscal year ending September 30, 2010 and total stockholder transaction expenses for this offering.

RISK FACTORS

Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

Neither we nor GC Advisors has ever operated as a business development company or a RIC, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

We were formed in June 2007 and commenced operations in July 2007. During this period, we have not operated as a business development company or a RIC. As a result of our limited operating history, we are subject to the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to other investment vehicles managed by GC Advisors and its affiliates. Business development companies are required, for example, to invest at least 70% of their total assets primarily in securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Moreover, qualification for taxation as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. Neither we nor GC Advisors has any experience operating under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective.

In connection with our formation transactions, the Capital Companies contributed their interests in GCMF to us in consideration for the issuance of a proportional number of limited liability company interests in us. We can offer no assurance that the Capital Companies will not, at a later date, assert claims against us, and indirectly our stockholders, in connection with actual or alleged harm that they may experience in connection with the formation transactions. In addition, we cannot assure you that the beneficial holders of interests in the Capital Companies will not assert derivative claims against us and, indirectly our stockholders, on behalf of the Capital Companies as a result of the GCMF Asset Transactions.

We are dependent upon key personnel of GC Advisors for our future success and upon their access to the investment professionals and partners of Golub Capital and its affiliates.

We do not have any internal management capacity or employees. We will depend on the diligence, skill and network of business contacts of the senior professionals of GC Advisors to achieve our investment objective. We expect that GC Advisors will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement. We can offer no assurance, however, that senior professionals of GC Advisors will continue to provide investment advice to us. If these individuals do not maintain their existing relationships with Golub Capital and its affiliates and do not develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the senior professionals of GC Advisors have relationships are not obligated to provide us with investment opportunities. Therefore, we can offer no assurance that such relationships will generate investment opportunities for us.

GC Advisors is an affiliate of Golub Capital and will depend upon access to the investment professionals and other resources of Golub Capital and its affiliates to fulfill its obligations to us under the Investment

Advisory Agreement. GC Advisors will also depend upon Golub Capital to obtain access to deal flow generated by the professionals of Golub Capital and its affiliates. Under a Staffing Agreement between Golub Capital and GC Advisors, Golub Capital has agreed to provide GC Advisors with the resources necessary to fulfill these obligations. The Staffing Agreement provides that Golub Capital will make available to GC Advisors experienced investment professionals and access to the senior investment personnel of Golub Capital for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to this Staffing Agreement and cannot assure you that Golub Capital will fulfill its obligations under the agreement. If Golub Capital fails to perform, we cannot assure you that GC Advisors will enforce the Staffing Agreement, that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of Golub Capital and its affiliates or their information and deal flow.

GC Advisors’ investment committee, which provides oversight over our investment activities, is provided by GC Advisors under the Investment Advisory Agreement. GC Advisors’ investment committee consists of two members of our board of directors and two employees of Golub Capital. The loss of any member of GC Advisors’ investment committee or of other senior professionals of GC Advisors and its affiliates would limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operation and cash flows.

Our business model depends to a significant extent upon strong referral relationships with sponsors. Any inability of GC Advisors to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon GC Advisors to maintain Golub Capital’s relationships with sponsors, and we intend to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If GC Advisors fails to maintain such relationships, or to develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of GC Advisors have relationships are not obligated to provide us with investment opportunities, and, therefore, we can offer no assurance that these relationships will generate investment opportunities for us in the future.

We may not replicate the historical results achieved by our predecessor, GCMF, or other entities managed or sponsored by members of GC Advisors’ investment committee, or by GC Advisors or its affiliates.

Our primary focus in making investments may differ from those of our predecessor, GCMF, and existing investment funds, accounts or other investment vehicles that are or have been managed by members of GC Advisors’ investment committee or sponsored by affiliates of GC Advisors. For example, while GCMF’s portfolio consisted primarily of senior secured loans as of December 31, 2009, we intend to pursue an investment strategy that is focused on a more diverse range of assets, including unitranche, mezzanine and second lien loans and minority equity investments. In addition, other than an indirect interest in GCMF, investors in our common stock are not acquiring an interest in any such investment funds, accounts or other investment vehicles that are or have been managed by members of GC Advisors’ investment committee or sponsored by affiliates of GC Advisors. We may consider co-investing in portfolio investments with other investment funds, accounts or investment vehicles managed by members of the investment committee or sponsored by GC Advisors or its affiliates. Any such investments will be subject to regulatory limitations and approvals by directors who are not “interested persons,” as defined in the 1940 Act. We can offer no assurance, however, that we will obtain such approvals or develop opportunities that comply with such limitations. We also cannot assure you that we will replicate the historical results achieved by members of the investment committee, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, all or a portion of the prior results may have been achieved in particular market conditions which may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may have an adverse impact on our future performance.

Our financial condition, results of operation and cash flows will depend on our ability to manage our business effectively.

Our ability to achieve our investment objective will depend on our ability to manage our business and to grow. This will depend, in turn, on GC Advisors’ ability to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis will depend upon GC Advisors’ execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. GC Advisors will have substantial responsibilities under the Investment Advisory Agreement, as well as responsibilities in connection with the management of other investment funds, accounts and vehicles managed by members of GC Advisors or sponsored by Golub Capital and its affiliates. The personnel of GC Advisors and its affiliates, including GC Service, may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

There are significant potential conflicts of interest that could affect our investment returns.

As a result of our arrangements with GC Advisors and its affiliates and GC Advisors’ investment committee, there may be times when GC Advisors or such persons have interests that differ from those of our stockholders, giving rising to a conflict of interest.

Conflicts related to obligations GC Advisors’ investment committee, GC Advisors or its affiliates have to other clients.

The members of GC Advisors’ investment committee serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by GC Advisors or its affiliates. Similarly, GC Advisors or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. For example, our chairman, Lawrence E. Golub, and our chief executive officer, David B. Golub, have and, following this offering, will continue to have management responsibilities for other investment funds, accounts or other investment vehicles managed by GC Advisors or sponsored by Golub Capital and its affiliates. Our investment objective may overlap with the investment objectives of such affiliated investment funds, accounts or other investment vehicles. For example, GC Advisors currently manages an entity that is seeking new capital commitments and will pursue an investment strategy similar to our strategy, and we may compete with this and other entities managed by GC Advisors and its affiliates for capital and investment opportunities. As a result, those individuals may face conflicts in the allocation of investment opportunities among us and other investment funds or accounts advised by or affiliated with GC Advisors. GC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time. GC Advisors has agreed with our board of directors that allocations among us and other investment funds managed by GC Advisors or its affiliates will generally be made based on capital available for investment in the asset class being allocated. We expect that available capital for our investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, rules, regulations or interpretations. However, there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.

GC Advisors’ investment committee, GC Advisors or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

Principals of GC Advisors and its affiliates and members of GC Advisors’ investment committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

Our incentive fee structure may create incentives for GC Advisors that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to GC Advisors. These fees are based on our gross assets. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on our gross assets, GC Advisors will benefit when we incur debt or use leverage. Additionally, under the incentive fee structure, GC Advisors may benefit when capital gains are recognized and, because GC Advisors determines when a holding is sold, GC Advisors controls the timing of the recognition of such capital gains. Our board of directors is charged with protecting our interests by monitoring how GC Advisors addresses these and other conflicts of interests associated with its management services and compensation. While it is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review GC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, GC Advisors or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

The part of the incentive fee payable to GC Advisors that relates to our net investment income will be computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for GC Advisors to the extent that it may encourage GC Advisors to favor debt financings that provide for deferred interest, rather than current cash payments of interest. GC Advisors may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because GC Advisors is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

Many of our portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, our board of directors will determine the fair value of these securities in good faith as described below in “Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.” In connection with that determination, investment professionals from GC Advisors may provide our board of directors with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, certain members of our board of directors, including Lawrence E. Golub and David B. Golub, have an indirect pecuniary interest in GC Advisors. The participation of GC Advisors’ investment professionals in our valuation process, and the indirect pecuniary interest in GC Advisors by certain members of our board of directors, could result in a conflict of interest as GC Advisors’ management fee is based, in part, on our gross assets and our incentive fees will be based, in part, on unrealized gains and losses.

Conflicts related to other arrangements with GC Advisors or its affiliates.

We have entered into a license agreement with Golub Capital Management LLC under which Golub Capital Management LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Golub Capital”. See “Management Agreements — License Agreement.” In addition, we will rent office space from GC Service, an affiliate of GC Advisors, and pay to GC Service our allocable portion of overhead and other expenses incurred by GC Service in performing its obligations under the Administration Agreement, such as rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. This will create conflicts of interest that our board of directors must monitor.

The Investment Advisory Agreement with GC Advisors and the Administration Agreement with GC Service were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to GC Advisors, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with GC Advisors, GC Service and their respective affiliates. Any such decision, however, would breach our fiduciary obligations to our stockholders.

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. We consider GC Advisors and its affiliates to be our affiliates for such purposes. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC.

We may, however, invest alongside our manager’s, and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the SEC Staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also invest alongside our adviser’s other clients as otherwise permissible under regulatory guidance, applicable regulations and GC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by GC Advisors and approved by our board of directors, including our independent directors. The allocation policy further provides that allocations among us and these other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors. It is our policy to base our determinations as to the amount of capital available for investment based on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations where co-investment with other funds managed by GC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other GC Advisors clients, GC Advisors will need to decide which client will proceed with the investment. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by GC Advisors or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company regulations governing transactions with affiliates to prohibit certain “joint transactions” between entities that share a common investment adviser.

We and GC Advisors intend to seek exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by GC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and other funds managed by GC Advisors and its affiliates may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our application for exemptive relief seeks an exemptive order permitting us to invest with funds managed by GC Advisors or its affiliates in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. We expect that such exemptive relief permitting co-investments, if granted, would apply only if our independent directors review and approve each co-investment.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

A number of entities compete with us to make the types of investments that we plan to make. We will compete with public and private funds, commercial and investment banks commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC status. The competitive pressures we face may have a material adverse effect on our business, financial condition, results of operations and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

With respect to the investments we make, we will not seek to compete based primarily on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be lower than the rates we offer. In the secondary market for acquiring existing loans, we expect to compete generally on the basis of pricing terms. With respect to all investments, we may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. We may also compete for investment opportunities with accounts managed by GC Advisors or its affiliates. Although GC Advisors will allocate opportunities in accordance with its policies and procedures, allocations to such other accounts will reduce the amount and frequency of opportunities available to us and may not be in the best interests of us and our stockholders. Moreover, the performance of investments will not be known at the time of allocation. See “Risk Factors — Risks Relating to Our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns,” “ — Conflicts related to obligations GC Advisors’ investment committee, GC Advisors or its affiliates have to other clients” and “Related Party Transactions and Certain Relationships.”

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To qualify as a RIC under the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. We will be subject, to the extent we use debt financing, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions to stockholders and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders. See “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

We may need to raise additional capital to grow because we must distribute most of our income.

We may need additional capital to fund new investments and grow our portfolio of investments once we have fully invested the net proceeds of this offering. We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, we will be required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to maintain our RIC status. As a result, these earnings will not be available to fund new investments. An inability to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which may have an adverse effect on the value of our securities.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as the accretion of original issue discount. This may arise if we receive warrants in connection with the making of a loan and in other circumstances, or through contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contracted PIK arrangements, will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

That part of the incentive fee payable by us that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to maintain our status as a RIC. In such a case, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax. See “Material U.S. Federal Income Tax Considerations —  Taxation as a RIC.”

Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted as a business development company to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. As of December 31, 2009, we had $285.3 million outstanding under our Existing Credit Facility.

We executed a commitment letter with Wells Fargo Bank, N.A. on March 15, 2010 for the New Credit Facility and intend to enter into the New Credit Facility following completion of this offering. This lending commitment will be contingent upon the closing of this offering. If and when we close the New Credit Facility, we plan to borrow under the New Credit Facility to repay and terminate the Existing Credit Facility and finance additional investments. However, there can be no assurance that we will be able to close the New Credit Facility or obtain other financing. In the absence of an event of default, no person or entity from which we borrow money will have a veto right or voting power over our ability to set policy, make investment decisions or adopt investment strategies. If we issue preferred stock, which is another form of leverage, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest. Holders of our common stock will directly or indirectly bear all of the costs associated with offering and servicing any preferred stock that we issue. In addition, any interests of preferred stockholders may not necessarily align with the interests of holders of our common stock and the rights of holders of shares of preferred stock to receive dividends would be senior to those of holders of shares of our common stock. We do not, however, anticipate issuing preferred stock during the 12 months following our initial public offering.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution.

We may default under the Existing Credit Facility or be unable to amend, repay or refinance the Existing Credit Facility or enter into the New Credit Facility on commercially reasonable terms, or at all, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

We executed a commitment letter with Wells Fargo Bank, N.A. on March 15, 2010 for the New Credit Facility and intend to enter into the New Credit Facility following completion of this offering. We cannot assure you that we will be able to enter into the New Credit Facility on commercially reasonable terms, or at all. In addition, our Existing Credit Facility is due on December 29, 2010. For so long as the Existing Credit Facility is outstanding, there is a risk that we may default on the Existing Credit Facility if we are unable to repay or refinance the Existing Credit Facility, and the value of your investment in us could decline substantially as a result. In addition, for so long as the Existing Credit Facility is outstanding, we are required by the terms of the Existing Credit Facility to use all payments of interest and principal that we receive from our current investments as well as any proceeds received from the sale of our current investments, net of payment of specified operating expenses, to repay amounts outstanding under the Existing Credit Facility, which could adversely affect our ability to grow our business and make distributions to our stockholders. In the event we are unable to enter into the New Credit Facility (or enter into a similar facility) or default under the Existing Credit Facility, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to meet our outstanding payment obligations under the Existing Credit Facility and/or support working capital requirements, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following execution of the New Credit Facility, we could default under the New Credit

Facility, following which the agent for the lenders could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Wells Fargo Securities, LLC faces a potential conflict of interest because its affiliate, Wells Fargo Bank, N.A., will be providing our New Credit Facility, and additional potential conflicts of interest may arise in determining the size or price of the offering because the closing of the New Credit Facility is contingent upon, among other things, this offering closing with minimum proceeds of $100 million. This transaction creates potential conflicts of interest because an affiliate of Wells Fargo Securities, LLC has, and potential other underwriters and their affiliates may have, an interest in the successful completion of the offering beyond the underwriting discounts and commissions they will receive.

Our ability to invest in public companies may be limited in certain circumstances.

To maintain our status as a business development company, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250 million at the time of such investment.

We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. We intend to borrow from, and issue senior debt securities, to banks, insurance companies and other lenders. Lenders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments we may enter into with lenders. In addition, under the terms of any credit facility or other debt instrument we enter into, we are likely to be required by its terms to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make dividend payments on our common stock or preferred stock. Our ability to service our debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to GC Advisors is payable based on our gross assets, including those assets acquired through the use of leverage, GC Advisors will have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management fee payable to GC Advisors.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on GC Advisors’ and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, our debt facilities impose, and will in the future impose, financial and operating covenants that restrict our business activities, including limitations that hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under the Code. As of December 31, 2009, we had $285.3 million outstanding under our Existing Credit Facility.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder(1)	-38%	-20%	-2%	16%	34%

(1)	Assumes $395.5 million in total assets, $285.3 million in debt outstanding and $109.8 million in net assets as of December 31, 2009 and an average cost of funds of 0.9%, which was our weighted average borrowing for the quarter ended December 31, 2009.

Based on our outstanding indebtedness of $285.3 million as of December 31, 2009 and the effective annual interest rate under the Existing Credit Facility of 0.9% as of that date, our investment portfolio must experience an annual return of at least 0.6% to cover annual interest payments on the Existing Credit Facility. We do not anticipate adding additional leverage through an offering of preferred stock during the 12 months following our initial public offering of shares of common stock.

To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with issuances of equity and long-term debt securities. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

You should also be aware that a rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of incentive fees payable to GC Advisors.

Provisions in the Existing Credit Facility and the New Credit Facility may limit our discretion in operating our business.

The Existing Credit Facility is, and the New Credit Facility will be, backed by a revolving pool of loans on which the lenders have been and will continue to have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

In addition, these security interests as well as negative covenants these facilities provide or may provide may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, in the event that our borrowing base under the New Credit Facility decreases, we may be required to secure additional assets in an amount equal to any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under the New Credit Facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to pay dividends.

In addition, we expect that under the New Credit Facility, we will be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under the New Credit Facility could result in the termination of the availability of further funds under the New Credit Facility and an accelerated maturity date for all amounts outstanding under the New Credit Facility, which could have a material adverse effect on our business and financial condition. This could reduce our revenues and, by delaying any cash payment allowed to us under the New Credit Facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our qualification as a RIC.

We may enter into reverse repurchase agreements, which are another form of leverage.

We may enter into reverse repurchase agreements as part of our management of our temporary investment portfolio. Under a reverse repurchase agreement, we will effectively pledge our assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, we will be required to repay the loan and correspondingly receive back our collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of us.

Our use of reverse repurchase agreements, if any, involves many of the same risks involved in our use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that we have sold but remain obligated to purchase. In addition, there is a risk that the market value of the securities retained by us may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, we may be adversely affected. Also, in entering into reverse repurchase agreements, we would bear the risk of loss to the extent that the proceeds of such agreements at settlement are less than the fair value of the underlying securities being pledged. In addition, due to the interest costs associated with reverse repurchase agreements transactions, our net asset value would decline, and, in some cases, we may be worse off than if we had not used such instruments.

We are currently operating in a period of capital markets disruption and recession.

The U.S. capital markets have been experiencing extreme volatility and disruption for more than two years, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. A prolonged period of market illiquidity may have an adverse effect on our business, financial condition, results of operations and cash flows. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

Adverse developments in the credit markets may impair our ability to enter into the New Credit Facility or to extend or refinance our Existing Credit Facility.

During the economic downturn in the United States that began in mid-2007, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited routine refinancing and loan modification transactions and even reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. As a result, it may be difficult for us to renew, extend or refinance our Existing Credit Facility, to enter into the New Credit Facility or to obtain other financing to finance the growth of our investments on acceptable economic terms, or at all.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.”

We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to business development companies. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition, results of operations and cash flows.

If we do not maintain our status as a business development company, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end fund, we would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease our operating flexibility.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.

We expect that many of our portfolio investments will take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable, and we will value these securities at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our securities. Most, if not all, of our investments (other than cash and cash equivalents) be classified as Level 3 under Statement of Financial Accounting Standards 157, Fair Value Measurement, or SFAS 157 (ASC Topic 820). This means that our portfolio valuations will be based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. We expect that inputs into the determination of fair value of our portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We expect to retain the services of one or more independent service providers to review the valuation of these securities. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We will adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

New or modified laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, may change from time to time, and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our business.

Additionally, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may shift our investment focus from the areas of expertise of GC Advisors to other types of investments in which GC Advisors may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. Under Delaware law, we also cannot be dissolved without prior stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the price value of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions.

Provisions of the General Corporation Law of the State of Delaware and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock.

The General Corporation Law of the State of Delaware, or the DGCL, contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. Our board of directors has adopted a resolution exempting from Section 203 of the DGCL any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our directors who are not “interested persons.” If the resolution exempting business combinations is repealed or our board of directors does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our board of directors in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our board of directors to classify or reclassify shares of our preferred stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our certificate of incorporation, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

GC Advisors can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

GC Advisors has the right, under the Investment Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If GC Advisors resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by GC Advisors and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

GC Service can resign from its role as our Administrator under the Administration Agreement, and we may not be able to find a suitable replacement, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

GC Service has the right to resign under the Administration Agreement, whether we have found a replacement or not. If GC Service resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by GC Service. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

We will incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the SEC.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

Under current SEC rules, beginning with our fiscal year ending September 30, 2010, we will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and related rules and regulations of the SEC. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting.

As a result, we expect to incur additional expenses in the near term that may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our common stock may be adversely affected.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is highly dependent on the communications and information systems of GC Advisors and its affiliates. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Risks Related to Our Investments

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though we may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors.

Current market conditions have materially and adversely affected debt and equity capital markets in the United States and around the world.

Beginning in 2007 and continuing into 2009, the global capital markets have experienced a period of disruption resulting in increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities and a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market. These events, along with the deterioration of the housing market, illiquid market conditions, declining business and consumer confidence and the failure of major financial institutions in the United States, led to a decline general of economic conditions. This economic decline has materially and adversely affected the broader financial and credit markets and has reduced the availability of debt and equity capital for the market as a whole and to financial firms in particular. To the extent that we wish to use debt to fund our investments, the debt capital that will be available to us, if at all, may be at a higher cost, and on terms and conditions that may be less favorable, than what we expect, which could negatively affect our financial performance and results. A prolonged period of market illiquidity may cause us to reduce the volume of loans we originate and/or fund and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition, results of operations and cash flows. The continuation or further deterioration of current market conditions could materially and adversely affect our business.

Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Our investments in private and middle-market portfolio companies are risky, and you could lose all or part of your investment.

Investment in private and middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and we expect to rely on the ability of GC Advisors’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, our executive officers, directors and GC Advisors may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

The lack of liquidity in our investments may adversely affect our business.

All of our assets may be invested in illiquid securities, and a substantial portion of our investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, GC Advisors, Golub Capital or any of its affiliates have material nonpublic information regarding such portfolio company.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	a comparison of the portfolio company’s securities to publicly traded securities,
•	the enterprise value of a portfolio company,
•	the nature and realizable value of any collateral,
•	the portfolio company’s ability to make payments and its earnings and discounted cash flow,
•	the markets in which the portfolio company does business, and
•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We have not yet identified the portfolio company investments we will acquire using the proceeds of this offering.

While we currently hold a portfolio of investments, we have not yet identified additional potential investments for our portfolio that we will acquire with the proceeds of this offering. Privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring, and we cannot assure you that we will achieve our anticipated investment pace. As a result, you will be unable to evaluate any future portfolio company investments prior to purchasing our shares of common stock. Additionally, our investment adviser will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock.

During this period, we will invest these amounts in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. We expect these temporary investments to earn yields substantially lower than the income that we expect to receive in respect of investments in senior, unitranche, mezzanine and second lien loans and equity securities. As a result, any distributions we make during this period may be substantially smaller than the distributions that we expect to pay when our portfolio is fully invested.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our asset diversification requirements as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our portfolio may be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in seeking to:

•	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;
•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or
•	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with business development company requirements or the desire to maintain our RIC status. Our ability to make follow-on investments may also be limited by GC Advisors’ allocation policy.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, we do not currently hold controlling equity positions in our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to invest a portion of our capital in second lien and mezzanine loans issued by our portfolio companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;
•	the ability to control the conduct of such proceedings;
•	the approval of amendments to collateral documents;
•	releases of liens on the collateral; and
•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We may make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default then senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of our investments may result in contingent liabilities.

We currently expect that a significant portion of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

Our base management fee may induce GC Advisors to incur leverage.

Our base management fee is payable based upon our gross assets, which include any borrowings that we make for investment purposes. This fee structure may encourage GC Advisors to borrow money to finance additional investments. Under certain circumstances, the use of borrowed money may increase the likelihood of default, which would disfavor holders of our common stock, including investors in the common stock offered by this prospectus. Given the subjective nature of the investment decisions made by GC Advisors on our behalf, our board of directors may not be able to monitor this potential conflict of interest effectively.

Our incentive fee may induce GC Advisors to make certain investments, including speculative investments.

The incentive fee payable by us to GC Advisors may create an incentive for GC Advisors to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to GC Advisors is determined may encourage GC Advisors to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in this offering.

The incentive fee payable by us to GC Advisors also may create an incentive for GC Advisors to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities.

Additionally, the incentive fee payable by us to GC Advisors may create an incentive for GC Advisors to cause us to realize capital gains or losses that may not be in the best interests of us or our stockholders. Under the incentive fee structure, GC Advisors may benefit when capital gains are recognized and, because GC Advisors determines when a holding is sold, GC Advisors controls the timing of the recognition of capital gains. Our board of directors is charged with protecting our interests by monitoring how GC Advisors addresses these and other conflicts of interests associated with its management services and compensation. While it is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review GC Advisors’ services and fees. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate.

GC Advisors’ liability will be limited under the Investment Advisory Agreement, and we have agreed to indemnify GC Advisors against certain liabilities, which may lead GC Advisors to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, GC Advisors will not assume any responsibility to us other than to render the services called for under that agreement, and it will not be responsible for any action of our board of directors in following or declining to follow GC Advisors’ advice or recommendations. GC Advisors maintains a contractual, as opposed to a fiduciary, relationship with us. Under the terms of the Investment Advisory Agreement, GC Advisors, its officers, members, personnel, any person controlling or controlled by GC Advisors will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of GC Advisors’ duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify GC Advisors and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead GC Advisors to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We may be subject to additional risks if we engage in hedging transactions and/or invest in foreign securities.

The 1940 Act generally requires that 70% of our investments be in issuers each of whom is organized under the laws of, and has its principal place of business in, any state of the United States, the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the United States. Our investment strategy does not presently contemplate investments in securities of non-U.S. companies. We are, however, currently invested in the securities of two non-U.S. companies and may make additional investments in non-U.S. companies, including emerging market issuers, to the limited extent such transactions and investments are permitted under the 1940 Act. We expect that these investments would focus on the same unitranche, mezzanine and second lien loans that we make in U.S. middle-market companies and accordingly would be complementary to our overall strategy and enhance the diversity of our holdings. Investing in securities of emerging market issuers involves many risks including economic, social, political, financial, tax and security conditions in the emerging market, potential inflationary economic environments, regulation by foreign governments, different accounting standards and political uncertainties. Economic, social, political, financial, tax and security conditions also could negatively affect the value of emerging market companies. These factors could include changes in the emerging market government’s economic and fiscal policies, the possible imposition of, or changes in, currency exchange laws or other laws or restrictions applicable to the emerging market companies or investments in their securities and the possibility of fluctuations in the rate of exchange between currencies.

Engaging in either hedging transactions or investing in foreign securities would entail additional risks to our stockholders. We could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if we were to invest in foreign securities, we could use instruments such as forward contracts or currency options and borrow under a credit facility in currencies selected to minimize our foreign currency exposure. In each such case, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price.

While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations.

We may not realize gains from our equity investments.

When we invest in unitranche, mezzanine and second lien loans, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, we will attempt to dispose of them and realize gains upon our disposition of them. However, the equity interests we receive may not appreciate in value and, may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We may not be approved for a Small Business Investment Company license.

Golub Capital has submitted an application to the SBA to form a third SBIC. Shortly after the closing of this offering, Golub Capital intends to amend this pending application, or submit a new application, so that one of our subsidiaries will become the applicant for the new SBIC license. We cannot assure you that we will amend such application, or substitute a new application, or that we will be successful in receiving an SBIC license from the SBA. If we do receive an SBIC license, there is no minimum amount of SBA-guaranteed debentures that must be allocated to us.

Risks Relating to This Offering

We cannot assure you that we will be able to deploy the proceeds of our initial public offering, the Concurrent Private Placement and the GC Private Placement within the timeframe we have contemplated.

We anticipate that approximately $135.3 million of the net proceeds of our initial public offering (after expenses of the offering of approximately $2.0 million) and the Concurrent Private Placement together with all of the proceeds from the GC Private Placement that have not yet been invested as of the date of this prospectus will be invested in portfolio companies in accordance with our investment objective within three to six months after the completion of our initial public offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to deploy those proceeds successfully in that timeframe. To the extent we are unable to invest those proceeds within our contemplated timeframe after the completion of our initial public offering, our investment income and, in turn, our results of operations, will likely be materially adversely affected.

There is a risk that you may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a business development company, we may be limited in our ability to make distributions. In addition, for so long as the Existing Credit Facility is outstanding, we are required by the terms of the Existing Credit Facility to use all payments of interest and principal that we receive from our current investments as well as any proceeds received from the sale of our current investments, net of payment of specified operating expenses, to repay amounts outstanding under the Existing Credit Facility, which could adversely affect our ability to make distributions.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

Shares of closed-end investment companies, including business development companies, often trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, often trade at a discount to net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;
•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;
•	loss of RIC or BDC status;
•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio of investments;
•	changes in accounting guidelines governing valuation of our investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	departure of GC Advisors’ or any of its affiliates’ key personnel;
•	operating performance of companies comparable to us;
•	general economic trends and other external factors; and
•	loss of a major funding source.

We may allocate the net proceeds from this offering in ways with which you may disagree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may disagree or for purposes other than those contemplated at the time of the offering.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering.

We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Investors in this offering will experience immediate dilution upon the closing of the offering.

If you purchase shares of our common stock in this offering, you will experience immediate dilution of $0.83 per share because the price that you pay will be greater than the pro forma net asset value per share of the common stock you acquire. This dilution is in large part due to the expenses incurred by us in connection with the consummation of this offering. Investors in this offering will pay a price per share of common stock that exceeds the tangible book value per share after the closing of the offering.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Upon expiration of any applicable lock-up periods, shares issued by us in the BDC Conversion and the Concurrent Private Placement will generally be freely tradable in the public market, subject to the provisions and applicable holding periods set forth in Rule 144 under the Securities Act. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the effect of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	actual and potential conflicts of interest with GC Advisors and other affiliates of Golub Capital;
•	the dependence of our future success on the general economy and its effect on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	the use of borrowed money to finance a portion of our investments;
•	the adequacy of our financing sources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments;
•	the ability of GC Advisors or its affiliates to attract and retain highly talented professionals;
•	our ability to qualify and maintain our qualification as a RIC and as a business development company; and
•	the effect of changes to tax legislation and our tax position.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements, and future results could differ materially from historical performance. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in periodic reports we file under the Exchange Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of 8,100,000 shares of our common stock in this offering will be approximately $114.8 million (or approximately $132.3 million if the underwriters exercise their over-allotment option in full), assuming an initial public offering price of $15.50 per share (the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus), after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $10.8 million payable directly or indirectly by investors in this offering.

We estimate that the net proceeds from this offering and the Concurrent Private Placement will be approximately $135.3 million (or approximately $152.8 million if the underwriters exercise their over-allotment option in full), in each case assuming an initial public offering price of $15.50 per share (the midpoint of the estimated initial public offering price range set forth on the cover page of this prospectus). In addition, we received net proceeds of $25.0 million from the GC Private Placement. We intend to use the net proceeds of this offering (after expenses of approximately $2.0 million) and the Concurrent Private Placement, together with all of the proceeds from the $25.0 million GC Private Placement which have not yet been invested on the date of this prospectus, to (1) repay at least $50.0 million of the outstanding principal of, and accrued and unpaid interest on, the Existing Credit Facility and (2) invest the balance of the net proceeds in portfolio companies in accordance with our investment objective and the strategies described in this prospectus and for general corporate purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering.

As of December 31, 2009, we had outstanding borrowings of $285.3 million under the Existing Credit Facility. The Existing Credit Facility has a stated maturity date of December 29, 2010. The interest rate on borrowings under the Existing Credit Facility is variable based on the amount outstanding under such facility, the diversity of our investments and the collateral securing such borrowings. With respect to borrowings under $300.0 million, the interest rate equals LIBOR plus a margin ranging from 0.65% to 0.80%, depending on such factors. For borrowings in excess of $300.0 million, the interest rate equals LIBOR plus a margin ranging from 1.15% to 1.45%, depending on the same factors. The weighted average annual interest cost for the quarter ended December 31, 2009 and the year ended September 30, 2009 was 0.9% and 1.5%, respectively, and the weighted average rate as of December 31, 2009 and September 30, 2009 was 1.4% and 0.9%, respectively. The Existing Credit Facility provides for customary borrowing conditions, restrictive covenants, events of default and remedies, including: (i) payment of principal and interest and other amounts, (ii) maintenance of an agency office, (iii) maintenance and preservation of liens and security interests, (iv) periodic reporting requirements, (v) limitations on dispositions of assets, (vi) limitations on investments, (vii) restrictions on fundamental changes and (viii) limitations on borrowings and loans. We anticipate that we will use substantially all of the net proceeds of this offering for the above purposes within three to six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace.

Pending such investments, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after the completion of this offering. Our quarterly dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.

Our board of directors intends to declare a dividend of approximately $0.31 per share, payable at or near the end of the second calendar quarter of 2010. This dividend payment is contingent upon the completion of our initial public offering during the second calendar quarter of 2010. The amount of any such dividend will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering. Purchasers in this offering will be entitled to receive this dividend payment. We anticipate that this dividend will be paid from income primarily generated by interest and dividend income earned on our investment portfolio. The specific tax characteristics of the dividend will be reported to stockholders after the end of the calendar year.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our first taxable year ending September 30, 2010. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our net ordinary income for such calendar year; (2) 98% of our net capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

Unless you elect to receive your dividends in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash in lieu of shares of our common stock. Any dividends reinvested through the issuance of shares through our dividend reinvestment plan will increase our gross assets on which the base management fee and the incentive fee are determined and paid to GC Advisors. See “Dividend Reinvestment Plan.”

THE BDC CONVERSION

Substantially all of the investments that we expect to own upon the closing of this offering are held by our predecessor and direct, wholly owned subsidiary, GCMF. From its inception in July 2007 through November 2009, all of the outstanding limited liability company interests in GCMF were held by the Capital Companies. The Capital Companies are investment vehicles advised by GC Advisors or one of its affiliated persons. Prior to the filing of the registration statement of which this prospectus is a part, the Capital Companies caused to be formed a new Delaware limited liability company, Golub Capital BDC LLC, into which they contributed all of the limited liability company interests in GCMF in consideration for proportionate interests in Golub Capital BDC LLC.

On April 13, 2010, we completed a conversion pursuant to which, by operation of law, Golub Capital BDC, Inc. succeeded to the business of Golub Capital BDC LLC and its consolidated subsidiaries, and the members of Golub Capital BDC LLC became stockholders of Golub Capital BDC, Inc. The entity issuing and selling shares of common stock to investors in this offering is Golub Capital BDC, Inc. As part of the BDC Conversion, the Capital Companies received an aggregate of 7,232,815 shares of our common stock in exchange for the 805 limited liability company interests they owned in Golub Capital BDC LLC, representing an estimated equivalent price of $15.18 per share based on the fair value of the assets contributed by the Capital Companies at the time of our formation in November 2009, as determined by GCMF’s investment adviser. In addition, as part of the BDC Conversion, GEMS received an aggregate of 1,752,048 shares of our common stock in exchange for the 195 limited liability company interests it owned in Golub Capital BDC LLC, representing an estimated equivalent price of $14.27 per share based on the $25 million cash investment made by it in the GC Private Placement in February 2010. Upon completion of this offering and the Concurrent Private Placement, the Capital Companies will own an interest of approximately 39.3% in us, GEMS will own an interest of approximately 9.5% in us, and GCMF will remain a wholly owned subsidiary of Golub Capital BDC, Inc.

CAPITALIZATION

The following table sets forth:

•	the actual capitalization of Golub Capital BDC LLC at December 31, 2009; and
•	The pro forma capitalization of Golub Capital BDC, Inc. gives effect to: (a) the GC Private Placement; and (b) completion of the BDC Conversion, including the conversion of all outstanding limited liability company interests in Golub Capital BDC LLC into shares of common stock of Golub Capital BDC, Inc.
•	The pro forma capitalization of Golub Capital BDC, Inc. as adjusted to reflect (a) the sale of 8,100,000 shares of our common stock in this offering at an assumed public offering price of $15.50 per share (the estimated initial public offering price set forth on the cover page of this prospectus) after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $10.8 million payable by us; (b) the sale of 1,322,581 shares in the Concurrent Private Placement at the same assumed offering price per share; and (c) the application of the proceeds of this offering and the Concurrent Private Placement as described under “Use of Proceeds.”

	As of December 31, 2009
	Golub Capital BDC LLC	Golub Capital BDC, Inc.
	Actual	Pro Forma(1)(2)	Pro Forma as Adjusted(3)
	(Unaudited)
	(Dollars in Thousands)
Assets:
Cash and cash equivalents	$46,292	$71,292	$156,554
Investments at fair value	326,226	326,226	326,226
Other assets	22,937	22,937	22,937
Total assets	$395,455	$420,455	$505,717
Liabilities:
Existing Credit Facility	$285,341	$285,341	$235,341
New Credit Facility(4)	—	—
Other liabilities	341	341	341
Unitholders’ Equity:
Net assets	$109,773	$134,773	$270,034
Stockholders’ equity:
Common stock, par value $0.001 per share; 100,000,000 shares authorized; 0 shares issued and outstanding, actual; 8,984,863 shares issued and outstanding, pro forma; and 18,407,444 shares issued and outstanding, pro forma as adjusted	—	$90	$184
Capital in excess of par	—	134,683	269,850
Total stockholders’ equity	—	134,773	270,034
Pro forma net asset value per share	—	15.00	14.67

(1)	Reflects the GC Private Placement which resulted in the sale of 195 limited liability company interests in Golub Capital BDC LLC to GEMS for cash, resulting in aggregate net cash proceeds to us of $25.0 million. See “Management’s Discussion and Analysis of Results of Operations, Financial Condition and Cash Flows — Recent Developments and Estimates” and “Related Party Transactions and Certain Relationships.”

(2)	Reflects the completion of the BDC Conversion, including the conversion of 1,000 outstanding limited liability company interests of Golub Capital BDC LLC into 8,984,863 shares of common stock of Golub Capital BDC, Inc., on April 13, 2010, at an average estimated price of $15.00 per share. See “The BDC Conversion.”
(3)	Adjusts the pro forma information to give effect to this offering and the Concurrent Private Placement (assuming no exercise of the underwriters’ over-allotment option) and the application of the proceeds from this offering and the Concurrent Private Placement as described under “Use of Proceeds.”
(4)	We do not expect to enter into or borrow any amounts under the New Credit Facility until after the initial public offering of our common stock.

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share and the pro forma net asset value per share after this offering. Net asset value per share is determined by dividing our net asset value, which is our total tangible assets less total liabilities, by the number of outstanding shares of common stock.

After giving effect to the GC Private Placement, we had 1,000 limited liability company interests outstanding, and our net asset value was $134.8 million, or approximately $15.00 per share of common stock (giving pro forma effect to the BDC Conversion). After giving effect to the sale of the shares to be sold in this offering and the deduction of discounts and estimated expenses of this offering before stabilization and the sale of the shares to be sold in the Concurrent Private Placement, our pro forma net asset value would have been approximately $270.0 million, or $14.67 per share, representing an immediate decrease in net asset value of $0.83 per share, or 5.4%, to shares sold in this offering.

The following table illustrates the dilution to the shares on a per share basis:

Assumed initial public offering price per share	$15.50
Net asset value upon completion of the GC Private Placement and BDC Conversion	$15.00
Increase in net asset value attributable to this offering and the Concurrent Private Placement	$0
Pro forma net asset value after this offering and the Concurrent Private Placement	$14.67
Dilution to new stockholders (without exercise of the over-allotment option)	$0.83

The following table sets forth information with respect to the shares prior to and following this offering and the Concurrent Private Placement (without exercise of the underwriters’ over-allotment option):

	Shares Purchased		Total Consideration		Average Price Per Share
	Number	%	Amount	%

Shares outstanding upon completion of GC Private Placement and BDC Conversion	8,984,863	48.8%	134,772,946	48.0%	15.00
Shares to be sold in this offering and the Concurrent Private Placement	9,422,581	51.2%	146,050,006	52.0%	15.50
Total	18,407,444	100%	280,822,952	100.0%

The pro forma net asset value upon completion of this offering and the Concurrent Private Placement (without exercise of the underwriters’ over-allotment option) is calculated as follows:

Numerator:
Net asset value upon completion of the GC Private Placement and BDC Conversion	$134,772,946
Assumed proceeds from this offering and the Concurrent Private Placement (after deduction of certain estimated expenses of this offering as described in Use of Proceeds)	$135,261,506
Denominator:
Shares outstanding upon completion of the GC Private Placement and BDC Conversion	8,984,863
Shares included in this offering and the Concurrent Private Placement	9,422,581

SELECTED FINANCIAL AND OTHER INFORMATION

We have derived the selected historical balance sheet information of GCMF as of September 30, 2007, 2008 and 2009 and the selected statement of operations information of GCMF for the fiscal period from July 27, 2007 (inception) through September 30, 2007 and for the fiscal years ended September 30, 2008 and 2009 from our predecessor’s financial statements included elsewhere in this prospectus, which other than the balance sheet information of GCMF as of September 30, 2007, were audited by McGladrey & Pullen, LLP, an independent registered public accounting firm. We have derived the quarterly financial information of Golub Capital BDC LLC and subsidiary as of December 31, 2009 from unaudited consolidated financial data and, in the opinion of management, this information reflects all adjustments (consisting of normal recurring adjustments) that are necessary to present fairly the results of such interim period. Golub Capital BDC LLC has no interests or activities other than its investment in GCMF.

The financial and other information below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition, Results of Operations and Cash Flows” and our audited historical financial statements included elsewhere in this prospectus. For the period prior to September 30, 2009, the financial information below refers to the financial condition and results of operations of our predecessor, GCMF. For the three months ended December 31, 2009, the financial information below refers to the financial condition and results of operations of Golub Capital BDC LLC.

	Golub Capital BDC LLC	GCMF
	Three Months Ended December 31,	Three Months Ended December 31,	Years Ended September 30,		Period from July 27, (Inception) Through September 30, 2007
	2009	2008	2009	2008
	(Unaudited)	(Unaudited)
	(Dollars in Thousands)
Income Statement Data:
Total investment income	$10,843	$5,339	$33,338	$20,686	$1,868
Total expenses	1,661	1,778	7,860	10,642	1,251
Net investment income	9,182	3,561	25,478	10,044	617
Net realized loss from investments	—	-795	-3,972	-4,503	—
Net unrealized depreciation on investments	-840	-3,916	-1,489	-8,957	-558
Net income (loss)	$8,342	$-1,150	$20,017	$-3,416	$59
Other Data:
Weighted average annualized yield on income producing investments at fair value(1)	8.61%	9.16%	8.05%	9.33%	6.40%
Number of portfolio companies (at period end)	85	97	95	60	56

(1)	Weighted average yield on income producing investments is computed by dividing (a) annualized interest income (other than interest income resulting from amortization of fees and discounts) on accruing loans and debt securities by (b) total income producing investments at fair value.

	Golub Capital BDC LLC	GCMF
	December 31,	September 30,
	2009	2009	2008	2007
	(Unaudited)			(Unaudited)
		(Dollars in Thousands)
Balance Sheet Data:
Total investment portfolio	$326,226	$376,294	$135,476	$201,147
Total cash and cash equivalents	46,292	30,614	4,252	4,237
Total assets	395,455	409,122	140,941	208,203
Net assets	$109,773	$92,752	$16,853	$33,481

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION, RESULTS OF OPERATIONS AND CASH FLOWS

The following discussion and analysis of our financial condition, results of operations and cash flows should be read in conjunction with “Selected Financial and Other Information” and the financial statements and the related notes thereto of us and our predecessor, GCMF, appearing elsewhere in this prospectus. For the period prior to September 30, 2009, the discussion and analysis contained in this section refers to the financial condition and results of operations of our predecessor, GCMF. For the three months ended December 31, 2009, the discussion and analysis contained in this section refers to the financial condition, results of operations and cash flows of Golub Capital BDC LLC. Golub Capital BDC LLC has no interests or activities other than its investment in GCMF. The information in this section contains forward-looking statements that involve risks and uncertainties. Prior to the completion of this offering, Golub Capital BDC LLC, which acquired all of the outstanding limited liability company interests of our predecessor, GCMF, in November 2009, converted into Golub Capital BDC, Inc. and filed an election to be treated as a business development company under the 1940 Act. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We are an externally managed, closed-end, non-diversified management investment company that has filed an election to be regulated as a business development company under the 1940 Act. In addition, for tax purposes we intend to elect to be treated as a RIC under the Code. We were formed in November 2009 to continue and expand the business of GCMF, our wholly owned subsidiary and predecessor, which commenced operations in July 2007, in making investments in senior secured, unitranche, mezzanine and second lien loans of middle-market companies that are, in most cases, sponsored by private equity investors.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through debt and minority equity investments. We intend to achieve our investment objective by (1) accessing the established loan origination channels developed by Golub Capital, (2) selecting investments within our core middle-market company focus, (3) partnering with experienced private equity firms, or sponsors, in many cases with whom we have invested alongside in the past, (4) implementing the disciplined underwriting standards of Golub Capital and (5) drawing upon the aggregate experience and resources of Golub Capital, a leading lender to middle-market companies with over $4 billion of capital as of December 31, 2009.

Our investment activities are managed by GC Advisors and supervised by our board of directors, a majority of whom are independent of us, GC Advisors and its affiliates. Under our Investment Advisory Agreement, we have agreed to pay GC Advisors an annual base management fee based on our average adjusted gross assets as well as an incentive fee based on our investment performance. We have also entered into an Administration Agreement with GC Service. Under our Administration Agreement, we have agreed to reimburse GC Service for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by GC Service in performing its obligations under the Administration Agreement.

While on the date of this prospectus our portfolio comprised primarily senior secured loans, we intend to pursue an investment strategy focused on investing in unitranche, mezzanine and second lien loans and warrants and minority equity co-investments in middle-market companies. Accordingly, over time we expect that senior secured loans will represent a smaller percentage of our investment portfolio as we grow our business, the senior secured loans amortize, and we invest in a different mix of assets.

We seek to create a diverse portfolio that includes senior secured, unitranche, mezzanine and second lien loans and warrants and minority equity securities by investing approximately $10 to $25 million of capital, on average, in the securities of middle-market companies. We may also selectively invest more than $25 million in the securities of some portfolio companies and generally expect that the size of our individual investments will vary proportionately with the size of our capital base.

As of December 31, 2009, on a pro forma basis after giving effect to the GC Private Placement and the BDC Conversion, our net asset value was $134.8 million, or approximately $15.00 per share, and we had long-term investments totaling $326.2 million. As of that date, our portfolio comprised debt in 85 portfolio companies, and our income producing assets, which represented 100% of our total portfolio, had a weighted average annualized interest income yield of approximately 8.61% and a weighted average annualized investment income (includes interest income and amortization of fees and discounts) yield of approximately 12.05%. The debt-to-EBITDA multiples of our portfolio, computed based on the weighted average leverage of our investments, has declined from 3.34 times at the time of origination to 3.01 times as of December 31, 2009.

Revenues.  We generate revenue in the form of interest income on debt investments and capital gains and distributions, if any, on investment securities that we acquire in portfolio companies. Our debt investments, whether in the form of senior secured, unitranche, mezzanine or second lien loans typically have a term of three-to-ten years and bear interest at a fixed or floating rate. In some instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. Our portfolio activity also reflects the proceeds of sales of securities. In some cases, our investments provide for deferred interest payments or PIK interest. The principal amount of loans and any accrued but unpaid interest generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts as interest income. We record prepayment premiums on loans as interest income. When we receive principal payments on a loan in an amount that exceeds its carrying value, we also record the excess principal payment as interest income. Dividend income, if any, is recognized on an accrual basis to the extent that we expect to collect such amounts.

Expenses.  Our primary operating expenses include the payment of fees to GC Advisors under the Investment Advisory Agreement, our allocable portion of overhead expenses under the Administration Agreement and other operating costs described below. Additionally, we pay interest expense on outstanding debt under the Existing Credit Facility and expect to pay interest on any outstanding debt under the New Credit Facility. We bear all other out-of-pocket costs and expenses of our operations and transactions, including:

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of shares of our common stock and other securities;
•	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;
•	transfer agent and custodial fees;
•	out-of-pocket fees and expenses associated with marketing efforts;
•	federal and state registration fees and any stock exchange listing fees;
•	U.S. federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;
•	direct costs, such as printing, mailing, long distance telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs;
•	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and
•	other expenses incurred by either GC Service or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion (subject to the review and approval of our board of directors) of overhead.

Recent Developments and Estimates

Our Formation.  Golub Capital BDC LLC was formed in November 2009 to continue and expand the business of our predecessor, GCMF, which commenced operations in July 2007 following a cash contribution by its initial owners. All of the outstanding limited liability company interests in GCMF, which directly owns all of our existing loan portfolio, were held initially by the Capital Companies. In November 2009, the Capital Companies formed Golub Capital BDC LLC, into which they contributed 100% of the limited liability company interests of GCMF and from which they received a proportionate number of the 805 limited liability company interests in Golub Capital BDC LLC based on the fair value of the interests contributed by them into Golub Capital BDC LLC. As a result of this transaction, GCMF became our wholly owned subsidiary. The loans in our current portfolio were either originated or purchased in the secondary market by Golub Capital and its affiliates using the same underwriting standards described in this prospectus. See “Portfolio Companies.”

On February 5, 2010, GEMS entered into an agreement to purchase 195 limited liability company interests in Golub Capital BDC LLC for cash, resulting in aggregate net cash proceeds to us of $25 million, the cash settlement of the GC Private Placement occurred immediately after the execution of an amendment to the Existing Credit Facility on March 15, 2010. There were no placement fees or sales loads paid by GEMS as part of the GC Private Placement, and no expenses related to the GC Private Placement were reimbursed to our affiliates or to the underwriters of this offering. Investors in GEMS, a privately held entity exempt from registration as an investment company under the 1940 Act, include some employees and management of Golub Capital and its affiliates as well as a limited number of long-time investors in funds sponsored by Golub Capital. The limited liability company interests in Golub Capital BDC LLC and, after giving effect to the BDC Conversion, the shares of common stock in Golub Capital BDC, Inc., to be indirectly issued to GEMS have not been registered under the Securities Act and are, accordingly, subject to restrictions on transfer. In addition, such shares of common stock will be subject to a 180-day lock-up agreement with the underwriters of this offering. See “Capitalization,” “Related Party Transactions and Certain Relationships” and “Underwriting.”

BDC Conversion.  On April 13, 2010, Golub Capital BDC LLC converted into a Delaware corporation, Golub Capital BDC, Inc., and all of the outstanding limited liability company interests in Golub Capital BDC LLC were converted into 8,984,863 shares of common stock in Golub Capital BDC, Inc. See “BDC Conversion.” Following the BDC Conversion, GCMF remains a wholly owned subsidiary of Golub Capital BDC, Inc. As part of the BDC Conversion, the Capital Companies received an aggregate of 7,232,815 shares of our common stock in exchange for the 805 limited liability company interests they owned in Golub Capital BDC LLC, representing an estimated equivalent price of $15.18 per share based on the fair value of the assets contributed by the Capital Companies at the time of our formation in November 2009 as determined by GCMF’s investment adviser. In addition, as part of the BDC Conversion, GEMS received an aggregate of 1,752,048 shares of our common stock in exchange for the 195 limited liability company interests it owned in Golub Capital BDC LLC, representing an estimated equivalent price of $14.27 per share based on the $25 million cash investment made by it in the GC Private Placement in February 2010. Upon completion of this offering and the Concurrent Private Placement, the Capital Companies will own, collectively, an interest of approximately 39.3% in us, and GEMS will own an interest of approximately 9.5% in us, in each case assuming no exercise of the underwriters’ over-allotment option.

GCMF Asset Transactions.  On December 23, 2009, our wholly owned subsidiary and predecessor, GCMF, agreed to distribute investments in five portfolio companies to Golub Capital BDC LLC. These assets represented our investments in loans of Casedhole Solutions, Inc., Gray Wireline Service, Inc., McBride Electric Inc., TAC Materials, Inc. and PSI Services LLC. Golub Capital BDC LLC then distributed these portfolio assets to the three Capital Companies pro rata in accordance with the ownership interests in Golub Capital BDC LLC held by each of the Capital Companies. The Capital Companies made an aggregate cash contribution of $21.3 million to Golub Capital BDC LLC, which amount was subsequently contributed to GCMF. Under the terms of the Existing Credit Facility, we were required to complete the distribution of these assets based on their par value, and the $21.3 million aggregate cash contribution by the Capital Companies represented the par value of the distributed assets. At the time of the transfer, the aggregate fair value of such distributed assets was $13.5 million. We refer to this series of transactions as the GCMF Asset Transactions in this prospectus. We decided to undertake the GCMF Asset Transactions to remove from our portfolio certain loans that were not consistent with the investment strategy we intend to pursue after the completion of this offering. All of the funds contributed into GCMF in the GCMF Asset Transactions were used to repay outstanding borrowings under the Existing Credit Facility. Golub Capital had originated or purchased in the secondary market all of these loans. The GCMF Asset Transactions would have been subject to restrictions under the 1940 Act had they been completed after our election to become a business development company. The loans were transferred in the GCMF Asset Transactions to the Capital Companies without recourse to us and without any representations and warranties. Accordingly, we do not believe our affiliates will or would have claims or other recourse against us relating to the assets so transferred. We cannot assure you, however, that the beneficial holders of interests in the Capital Companies will not attempt to assert derivative claims against us and, indirectly our stockholders, on behalf of the Capital Companies as a result of the GCMF Asset Transactions.

New Credit Facility.  We executed a commitment letter with Wells Fargo Bank, N.A. on March 15, 2010 for the New Credit Facility. Wells Fargo Securities, LLC, an affiliate of Wells Fargo Bank, N.A., is acting as an underwriter in this offering. Prior to entering into the New Credit Facility with Wells Fargo Bank, N.A. or any other lender, our board of directors will make findings to the effect that the terms of the New Credit Facility were negotiated on an arm’s-length basis, are fair and reasonable to our stockholders and are consistent with the interests of our stockholders and our business strategy.

As currently contemplated, we anticipate the New Credit Facility will be a five-year facility consisting of a three-year reinvestment period and a two-year amortization period. We expect that the interest rate will be based on LIBOR plus a fixed margin. Similar to the Existing Credit Facility, the New Credit Facility is expected to be secured by liens on a portion of our assets. We expect that any security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for the securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of the occurrence of an event of default and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we default under the terms of any debt instrument, the agent for the applicable lenders could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows. As currently contemplated, the New Credit Facility will provide for maximum borrowings of $175.0 million. Upon execution, we anticipate that we will be required to pay a structuring fee of approximately $2.6 million to Wells Fargo Bank, N.A. as well as all of the lender’s reasonable out-of-pocket expenses, including attorneys’ fees. We anticipate the terms of the New Credit Facility will require us to (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. Similar to the Existing Credit Facility, the New Credit Facility is also expected to contain customary event of default provisions covering payment defaults, change in control transactions, and failure to comply with both financial and operating covenants. Defaults under the New Credit Facility could result in the entire facility becoming due and payable, which would materially and adversely affect our liquidity, financial condition, results of operations and cash flows.

As currently contemplated, the closing of the New Credit Facility would be subject to a number of customary conditions, including the closing of this offering, the concurrent retirement of the Existing Credit Facility and negotiation of transaction documentation by June 15, 2010. If we are successful in securing the New Credit Facility, we intend to use borrowings under the New Credit Facility to retire all debt outstanding under and terminate the Existing Credit Facility, to make additional investments and for other general corporate purposes. We cannot assure you that we will be able to enter into the New Credit Facility on the terms contemplated by the commitment letter, or at all.

SBIC License.  Golub Capital has managed SBICs licensed by the SBA for more than 14 years and currently operates two SBIC licensees. Both of these licenses are exempt from registration as investment companies under Section 3(c)(1) or Section 3(c)(7) of the 1940 Act. After receiving a letter of invitation from the Investment Division of the SBA, Golub Capital has applied for a license to form a third SBIC. Shortly after the closing of the offering, Golub Capital intends to amend its pending application, or to submit a new application, so that one of our subsidiaries will be the applicant for the new SBIC license. If this application were approved, our SBIC subsidiary would be a wholly owned subsidiary and able to rely on an exclusion from the definition of “investment company” under the 1940 Act. As such, this subsidiary will not elect to be treated as a business development company under the 1940 Act. If this application is approved, our SBIC subsidiary will have an investment objective substantially similar to ours and will make similar types of investments in accordance with SBIC regulations.

To the extent that we receive an SBIC license, our SBIC subsidiary will be allowed to issue SBA-guaranteed debentures, subject to the required capitalization of the SBIC subsidiary. SBA guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Under the regulations applicable to SBICs, an SBIC may have outstanding debentures guaranteed by the SBA generally in an amount of up to twice its regulatory capital, which generally equates to the amount of its equity capital. The SBIC regulations currently limit the amount that an SBIC subsidiary may borrow to a maximum of $150 million, assuming that it has at least $75 million of equity capital. In addition, if we are able to obtain financing under the SBIC program, our SBIC subsidiary will be subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants.

Although Golub Capital is an experienced SBIC operator in the SBA program and has received an invitation from the SBA to complete an application, we cannot be certain of the timing of approval for an SBIC license or if Golub Capital or our subsidiary will be able to obtain such approval.

Under present SBIC regulations, the maximum amount of SBA-guaranteed debentures that may be issued by multiple licensees under common management is $250 million. If we are approved for an SBIC license, it is possible that our SBIC subsidiary would be constrained in its ability to issue SBA-guaranteed debentures in the future if other Golub Capital SBICs have already issued such debentures. As of December 31, 2009, Golub Capital operated two SBIC licensees with an aggregate of $146.6 million of SBA-guaranteed debentures outstanding, leaving borrowing capacity of a maximum of $103.4 million of SBA-guaranteed debentures for any of our future SBIC subsidiaries. The borrowing capacity of any such future subsidiary could be expanded if any other Golub Capital SBICs retire their SBA-guaranteed debentures.

The U.S. House of Representatives recently passed a bill that, it if becomes law, would increase the amount of SBA-guaranteed debentures that may be issued by a single licensee to $225 million and the total amount of such debentures that may be issued by multiple licensees under common management to $350 million. If our subsidiary is approved for an SBIC license, any available issue amounts of SBA-guaranteed debentures would be allocated among our SBIC subsidiary and Golub Capital’s existing SBIC subsidiaries in accordance with the allocation policies and procedures of GC Advisors. There is, however, no minimum amount of SBA-guaranteed debentures that must be allocated to us. See “Related Party Transactions and Certain Relationships.”

Calculation of Net Asset Value.  As of December 31, 2009, our net asset value, on a pro forma basis after giving effect to the GC Private Placement and the BDC Conversion, was $134.8 million. In addition to obtaining input from GC Advisors, three asset-valuation firms, Duff & Phelps, LLC, Mercer Capital Management, Inc. and Murray, Devine & Co., Inc., have been hired to provide valuation assistance on our portfolio assets for which no market quotations were available consisting of certain limited procedures, or the Procedures, we identified and requested they perform. These firms collectively provided valuation assistance for 100% of our portfolio investments for which market quotations were not readily available as of September 30, 2009. Murray, Devine & Co. provided valuation assistance for 25% of our portfolio investments for which market quotations were not readily available as of December 31, 2009. Our board of directors intends to retain one or more independent valuation firms to review the valuation of each portfolio investment that does not have a readily available market quotation at least once during each 12-month period. We plan for the independent valuation firms retained by our board of directors to provide a valuation review on 25% of our loans for which market quotations are not readily available each quarter subsequent to September 30, 2009 to ensure that the fair value of each loan for which a market quote is not readily available is reviewed by an Independent valuation firm at least once during each 12-month period. However, our board of directors is ultimately and solely responsible for determining the fair value of our assets using a documented valuation policy and consistently applied valuation process. See “Determination of Net Asset Value.”

Portfolio Composition, Investment Activity and Yield

The total value of our investments was approximately $326.2 million at December 31, 2009, $376.3 million at September 30, 2009, $135.5 million at September 30, 2008 and $201.1 million at September 30, 2007. For the three months ended December 31, 2009 we originated zero new investments. For the year ended September 30, 2009, we originated approximately $357.6 million of new investment commitments in 86 portfolio companies. For the year ended September 30, 2008, we originated approximately $345.2 million of new investment commitments in 42 portfolio companies. From July 27, 2007 (inception) through September 30, 2007, which we refer to in this prospectus as the 2007 Operating Period, we originated approximately $402.5 million of new investment in 72 portfolio companies.

For the three months ended December 31, 2009, we had approximately $37.0 million in debt repayments in existing portfolio companies and sold zero securities, although we distributed assets in five portfolio companies aggregating approximately $21.3 million pursuant to the GCMF Asset Transactions. For the year ended September 30, 2009, we had approximately $52.1 million in debt repayments in existing portfolio companies and sales of securities in 42 portfolio companies aggregating approximately $154.0 million. For the year ended September 30, 2008, we had approximately $18.6 million of debt repayments and sales of securities in 70 portfolio companies aggregating approximately $403.1 million. For the 2007 Operating Period, we had approximately $2.4 million of debt repayments and sold zero securities.

In addition, during the three months ended December 31, 2009, we had unrealized appreciation on 28 portfolio company investments totaling approximately $3.6 million, which was offset by unrealized depreciation on 50 portfolio company investments totaling approximately -$4.4 million. During the year ended September 30, 2009, we had unrealized appreciation on 63 portfolio company investments totaling approximately $13.2 million, which was offset by unrealized depreciation on 52 portfolio company investments totaling approximately -$14.7 million. During the year ended September 30, 2008, we had unrealized appreciation on 12 portfolio company investments totaling approximately $702,000, which was offset by unrealized depreciation on 43 portfolio company investments totaling approximately -$9.7 million. During the 2007 Operating Period, we had unrealized appreciation on four portfolio company investment totaling approximately $505,000, which was more than offset by unrealized depreciation on 15 portfolio company investments totaling approximately -$1.1 million.

As of December 31, 2009, we had investments in 85 portfolio companies totaling approximately $326.2 million. As of September 30, 2009, we had investments in debt of 95 portfolio companies totaling approximately $376.3 million. As of September 30, 2008, we had investments in debt of 60 portfolio companies totaling approximately $135.5 million. As of September 30, 2007, we had investments in debt of 56 portfolio companies totaling approximately $201.1 million.

The following table shows the cost and fair value of our portfolio of investments by asset class as of December 31, 2009, September 30, 2009, September 30, 2008 and September 30, 2007:

	As of December 31, 2009(1)		As of September 30,
			2009(1)		2008		2007
	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
	(Dollars in Thousands)
Senior Secured:
Performing	$222,500	$219,355	$245,346	$241,228	$94,915	$86,632	$149,863	$148,637
Non-accrual	—	—	10,295	7,252	—	—	—	—
Unitranche:
Performing	95,040	93,704	118,299	116,233	47,206	46,036	42,342	43,050
Non-accrual	—	—	2,771	1,124	—	—	—	—
Second Lien:
Performing	13,115	13,167	10,582	10,457	2,865	2,808	9,500	9,460
Non-accrual	—	—	—	—	—	—	—	—
Total	$330,655	$326,226	$387,293	$376,294	$144,986	$135,476	$201,705	$201,147

(1)	Two of our loans included a feature permitting a portion of the interest due on such loan to be PIK interest as of December 31, 2009 and September 30, 2009. PIK interest, which effectively operates as negative amortization of loan principal, represents contractual interest accrued and added to the principal balance of a loan and generally becomes due at maturity. Loans with a PIK interest feature are not a material portion of our portfolio.

As of December 31, 2009 and September 30, 2009, 2008 and 2007, the weighted average interest income yield on the fair value of investments in our portfolio was approximately 8.61%, 8.05%, 9.33% and 6.40%, respectively. As of December 31, 2009, approximately 45.9% and 46.1% of our portfolio at fair value and at cost, respectively, had interest rate floors that limit minimum interest rates on such loans.

Results of Operations

The results of operations set forth below relates to the historical financial information of our predecessor, GCMF. We do not believe that GCMF’s historical operating performance is necessarily indicative of the results of operations that we expect to report in future periods. Prior to the completion of this offering, we completed several significant corporate transactions, including the GC Private Placement and the BDC Conversion. See “Capitalization.” Also, in future periods the management fee that we pay to GC Advisors under the Investment Advisory Agreement will be determined by reference to a formula that differs materially from the management fee paid by GCMF in prior periods. See “Capitalization,” “— Recent Developments and Estimates” and “Management Agreements — Management Fee.” In addition, GCMF’s portfolio consisted primarily of senior secured and unitranche loans as of December 31, 2009, and we intend to pursue a strategy that is focused on unitranche, mezzanine and second lien loans and warrants and minority equity securities. As a business development company and a RIC, we will also be subject to certain constraints on our operations, including limitations imposed by the 1940 Act and the Code, to which GCMF was not subject. For the reasons described above, the results of operations described below may not necessarily be indicative of, the results we expect to report in future periods.

Comparison of the three months ended December 31, 2009 and December 31, 2008, and the years ended September 30, 2009 and September 30, 2008 and the operating period from July 27, 2007 (Inception) through September 30, 2007 (the “2007 Operating Period”)

Revenue

	Three Months Ended December 31, 2009	Three Months Ended December 31, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008	2007 Operating Period
	(Dollars in Thousands)
Investment income	$10,843	$5,339	$33,338	$20,686	$1,868

Investment income increased by $5.5 million, or 103%, for the three months ended December 31, 2009 as compared to the three months ended December 31, 2008. The increase in investment income was primarily attributable to an increase in invested assets, the completion of amendments which increased the interest spread on several loans and the realization of discounts on loans that were paid off during the three months ended December 31, 2009. For the three months ended December 31, 2009, total investment income consisted of $7.8 million in interest income from investments and $3.1 million in income from the amortization of discounts and origination fees. For the three months ended December 31, 2008, total investment income consisted of $4.9 million in interest income and $400,000 in income from the amortization of discounts and origination fees. Investment income increased by $12.7 million, or 61%, for the year ended September 30, 2009 as compared to the year ended September 30, 2008. The increase in investment income was primarily due to an increase in invested assets. This factor was partially offset by the lower average LIBOR during the year ended September 30, 2009, as 94.4% of our portfolio comprises loans had interest rates based on LIBOR plus a margin. However, some of our loans have interest rate floors that limit how low applicable LIBOR, and hence the interest rate on such loans, can fall. Average par value of invested assets for the year ended September 30, 2009 was $369.6 million, an increase of 65% over the prior year. The average of one-month LIBOR for the year ended September 30, 2009 was 0.83%, a decrease of 253 basis points from the prior year’s average. For the year ended September 30, 2009, total investment income consisted of $27.7 million in interest income from investments and $5.6 million in income from the amortization of discounts and origination fees. For the year ended September 30, 2008, total investment income consisted of $20.2 million in interest income, $315,000 in income from the amortization of discounts and origination fees and $140,000 in interest on cash.

Investment income for the 2007 Operating Period was $1.9 million and was primarily attributable to senior loan investments. For the Operating Period ended September 30, 2007, total investment income consisted of $1.8 million in interest income from investments and $29,000 in income from the amortization of discounts and origination fees.

Operating Expenses

	Three Months Ended December 31, 2009	Three Months Ended December 31, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008	2007 Operating Period
	(Dollars in Thousands)
Management fees	$729	$421	$2,849	$1,726	$134
Interest and other credit facility expenses	690	1,297	4,546	8,596	1,114
Other general and administrative expenses	242	60	464	320	3
Total operating expenses	$1,661	$1,778	$7,860	$10,642	$1,25l

Total operating expenses decreased by $117,000, or 7%, for the three months ended December 31, 2009 as compared to the three months ended December 31, 2008. Total management fees, which are calculated based on invested assets, were higher in the three months ended December 31, 2009 than in the three months ended December 31, 2008 due to an increase in invested assets. Following the completion of this offering, we will pay management fees under the Investment Advisory Agreement, which provides a different basis for the calculation of such fees as compared to amounts paid by GCMF. Accordingly, the operating expense amounts for GCMF will not be directly comparable to our operating expenses after the completion of this offering. Interest and other Existing Credit Facility expenses were lower in the three months ended December 31, 2009 than the three months ended December 31, 2008 due to lower interest expense on the Existing Credit Facility, which is calculated as a spread over LIBOR, resulting from a decrease in LIBOR during the three months ended December 31, 2009. Other general and administrative expenses increased during the three months ended December 31, 2009 primarily due to a change in the allocation methodology of shared services expense, which, instead of being charged to the Capital Companies, was charged to GCMF.

Total operating expenses decreased by $2.8 million, or 26%, for the year ended September 30, 2009 as compared to the prior year. Total management fees, which are calculated based on invested assets, were higher in the year ended September 30, 2009 than in the previous year due to an increase in invested assets. Interest and other credit facility expenses were lower in the year ended September 30, 2009 than the prior year primarily due to lower interest expense on the Existing Credit Facility, which is calculated as a spread over LIBOR, resulting from a decrease in LIBOR during the year ended September 30, 2009. Other general and administrative expenses increased during the year ended September 30, 2009 primarily due to higher legal costs related to the Existing Credit Facility.

Total operating expenses for the 2007 Operating Period were $1.3 million. Of the total operating expenses, $1.1 million, or 89%, was attributable to interest and other credit facility expenses.

Net Realized and Unrealized Gains and Losses

	Three Months Ended December 31,		Year Ended September 30,
	2009	2008	2009	2008	2007 Operating Period
	(Dollars in Thousands)
Net realized loss on investments	$0	-795	$-3,972	$-4,503	$—
Net unrealized loss on investments	-840	-3,916	-1,489	-8,957	-558
Total net realized and unrealized loss before taxes	$-840	$-4,711	$-5,461	$-13,460	$-558

During the three months ended December 31, 2009, we had $0 in net realized loss and $3.6 million in unrealized appreciation on 28 portfolio company investments. This more than offset unrealized depreciation on 50 portfolio company investments totaling approximately -$4.4 million. Unrealized appreciation during the three months ended December 31, 2009 resulted from an increase in fair value primarily due to the rise in market prices and a reversal of prior period unrealized depreciation. Unrealized depreciation resulted from a reduction in fair value primarily due to market yield adjustments.

Net realized loss for the three months ended December 31, 2008 was primarily due to the sale of 9 assets that we sold at a loss in December 2008. During the three months ended December 31, 2008, we had unrealized appreciation on 33 portfolio company investments totaling approximately $6.8 million, which was more than offset by unrealized depreciation on 57 portfolio company investments totaling approximately $10.7 million. Unrealized appreciation during the three months ended December 31, 2008 resulted primarily from a reversal of prior period unrealized depreciation. Unrealized depreciation was a result of a reduction in fair value primarily due to market yield adjustments.

Net realized loss for the year ended September 30, 2009 was primarily due to the sale of 9 assets that we sold at a loss in December of 2008. During the year ended September 30, 2009, we had unrealized appreciation on 63 portfolio company investments totaling approximately $13.2 million, which was more than offset by unrealized depreciation on 52 portfolio company investments totaling approximately $14.7 million. Unrealized appreciation during the year ended September 30, 2009 resulted from an increase in fair value primarily due to the rise in market prices and a reversal of prior period unrealized depreciation. Unrealized depreciation on 49 of the 52 the portfolio companies during the year ended September 30, 2009 resulted from a reduction in fair value primarily due to market yield adjustments. Unrealized depreciation attributable to the three other portfolio companies during the year ended September 30, 2009 resulted from a reduction in fair value primarily due to credit deterioration. These three assets were on non-accrual status as of September 30, 2009.

Net realized loss for the year ended September 30, 2008 was primarily due to the sale of 35 assets that we sold at a loss in May of 2008. During the year ended September 30, 2008, we had unrealized appreciation on 12 portfolio company investments totaling approximately $702,000, which was more than offset by unrealized depreciation on 43 portfolio company investments totaling approximately -$9.7 million. Unrealized appreciation during the year ended September 30, 2008 resulted primarily from a reversal of prior period unrealized depreciation. Unrealized depreciation was a result of a reduction in fair value primarily due to market yield adjustments.

During the 2007 Operating Period, we had $0 in realized depreciation or appreciation, but we had unrealized appreciation on four portfolio company investments totaling approximately $505,000, which was more than offset by unrealized depreciation on 15 portfolio company investments totaling approximately -$1.1 million. Unrealized depreciation result from a reduction in fair value primarily due to market yield adjustments.

Income Tax

As a limited liability company, GCMF did not pay U.S. federal income taxes, and our limited liability company interest holders are not required to pay income taxes on our income.

After the completion of this offering, we intend to elect to be treated for income tax purposes as a RIC. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on ordinary income or capital gains that we distribute to our stockholders as dividends. See “Material U.S. Federal Income Tax Considerations.”

Liquidity and Capital Resources

Our predecessor, GCMF, was formed in June 2007 and commenced operations in July 2007. Prior to December of 2008, the primary business activity of GCMF was to acquire and transfer investments, in whole or in part, to its affiliates. After December 2008, GCMF initiated a buy and hold investment strategy, which significantly changed its financial position and cash flows.

As of December 31, 2009 and September 30, 2009, 2008 and 2007, we had cash and cash equivalents of $46.3 million, $30.6 million, $4.3 million and $4.2 million, respectively. Cash provided or used by operating activities for the three months ended December 31, 2009 and the years ended September 30, 2009 and September 30, 2008 was $37.0 million, -$221.4 million and $64.2 million, respectively. Cash provided by operations resulted primarily from income items described in “— Results of Operations” above.

As a business development company, we will have an ongoing need to raise additional capital for investment purposes. In the future, we expect to increase our liquidity and raise additional capital through offerings of debt or equity securities, sales of investments as well as borrowings under the New Credit Facility. Since the middle of 2007, global credit and other financial markets have suffered substantial stress, volatility, illiquidity and disruption. These events have significantly diminished overall confidence in the debt and equity markets and caused increasing economic uncertainty. A further deterioration in the financial markets or a prolonged period of illiquidity without improvement could materially impair our ability to raise equity capital or debt capital on commercially reasonable terms.

Credit Facilities.  On July 27, 2007, GCMF entered into the Existing Credit Facility with Citigroup. This facility, which matures December 29, 2010, is governed by a variable funding note indenture, dated as of July 27, 2007, between GCMF, as issuer, and U.S. Bank National Association, as indenture trustee. As a result of a series of amendments, the Existing Credit Facility provided for potential borrowings of up to $500.0 million. Under the terms of the Existing Credit Facility, we were permitted to borrow up to 85% of the balances outstanding of pledged loans and investments, depending on the mix of assets and the rating and diversification of such assets. For advances under $300.0 million, our borrowings generally bear interest at an annual rate of LIBOR plus a margin ranging from 0.65% to 0.80%, depending on the diversity of the portfolio and type of collateral then in the portfolio. For borrowings above $300.0 million, our annual interest rate equals LIBOR plus a margin of between 1.15% and 1.45%, also depending on the diversity of the portfolio and the type of collateral then in the portfolio. As of December 31, 2009, the effective interest rate payable on amounts outstanding under the Existing Credit Facility was 0.9%.

The Existing Credit Facility provides for customary borrowing conditions, restrictive covenants, events of default and remedies. The affirmative and restrictive covenants contained in the Existing Credit Facility include: (i) payment of principal and interest and other amounts, (ii) maintenance of an agency office, (iii) maintenance and preservation of liens and security interests, (iv) periodic reporting requirements, (v) limitations on dispositions of assets, (vi) limitations on investments, (vii) restrictions on fundamental changes and (viii) limitations on borrowings and loans. The Existing Credit Facility had a facility commitment termination date of December 29, 2008. As a result, we are no longer able to borrow under the Existing Credit Facility and are required to use all payments of interest and principal that we receive from our current investments as well as any proceeds received from the sale of investments, net of payment of specified operating expenses, to repay amounts outstanding under the Existing Credit Facility. As of December 31,

2009, the Existing Credit Facility had approximately $285.3 million in outstanding borrowings. On March 15, 2010, we entered into an amendment and waiver to the Existing Credit Facility permitting us to complete this offering and the other transactions described in this prospectus. This amendment requires us to repay at least $50.0 million in outstanding borrowings under the Existing Credit Facility upon closing of this offering. Neither our sponsor nor any of our affiliates has any recourse under the Existing Credit Facility.

We executed a commitment letter with Wells Fargo Bank, N.A. on March 15, 2010 for a $175.0 million New Credit Facility. If we are successful in securing the New Credit Facility, we intend to use borrowings under the New Credit Facility to retire all debt outstanding under and terminate the Existing Credit Facility, to make additional investments and for other general corporate purposes. For a discussion of the anticipated material terms of the New Credit Facility, see “— Recent Developments and Estimates — New Credit Facility.” If we are unable to enter into the New Credit Facility or enter into a similar facility or we default under the Existing Credit Facility, we may be forced to sell a portion of our investments quickly and prematurely to meet our outstanding payment obligations under the Existing Credit Facility. If we are unable to enter into the New Credit Facility or we default under the Existing Credit Facility, it would have a material adverse effect on our business, financial condition, results of operations and cash flows.

On December 23, 2009, GCMF entered into a waiver and consent under the Existing Credit Facility pursuant to which it was permitted to distribute to Golub Capital BDC LLC the assets distributed in the GCMF Asset Transactions at par value, free and clear of liens under the Existing Credit Facility. Golub Capital BDC LLC then distributed these portfolio assets to the three Capital Companies pro rata in accordance with the ownership interests in Golub Capital BDC LLC held by each of the Capital Companies. The Capital Companies made a cash contribution of $21.3 million to us, which was subsequently contributed to GCMF. Under the terms of the Existing Credit Facility, we were required to complete the distribution of these assets based on their par value, and the $21.3 million aggregate cash contribution by the Capital Companies represented the par value of the distributed assets. At the time of the transfer, the aggregate fair value of such distributed assets was $13.5 million. The contribution received by GCMF from the GCMF Asset Transactions was used by GCMF to repay amounts outstanding under the Existing Credit Facility. As of December 31, 2009, we had $285.3 million outstanding under the Existing Credit Facility.

GC Private Placement. On February 5, 2010, GEMS entered into an agreement to purchase 195 limited liability company interests in Golub Capital BDC LLC for cash, resulting in aggregate net cash proceeds to us of $25 million. The cash settlement of the GC Private Placement occurred immediately after the execution of the amendment to the Existing Credit Facility permitting such investment by GEMS on March 15, 2010. See “Capitalization,” “Management’s Discussion and Analysis of Financial Conditions, Results of Operations and Cash Flows — Recent Developments and Estimates,” “Related Party Transactions and Certain Relationships” and “Underwriting” for additional information about the GC Private Placement.

Borrowings

We had borrowings of $285.3 million, $315.3 million, $123.1 million and $173.5 million as of December 31, 2009, September 30, 2009, September 30, 2008 and September 30, 2007, respectively, under the Existing Credit Facility. See “— Liquidity and Capital Resources — Credit Facilities” for a description of the Existing Credit Facility.

Inflation

Inflation has not had a significant effect on our results of operations in any of the reporting periods presented in our financial statements. However, our portfolio companies have and may continue to experience the impact of inflation on their operating results.

Off-Balance Sheet Arrangements

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of December 31, 2009, September 30, 2009 and September 30, 2008, we had outstanding commitments to fund investments totaling $17.8 million, $18.6 million and $120.4 million, respectively, under various undrawn revolving credit and other credit facilities. We hold as restricted cash an amount equal to any outstanding commitments to fund investments.

Contractual Obligations

	Payments Due by Period (Millions)
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
Existing Credit Facility(1)	$285.3	$285.3	$0	$0	$0

(1)	Under the terms of the Existing Credit Facility, all outstanding borrowings under that facility ($285.3 million as of December 31, 2009) must be repaid on or before December 29, 2010. As part of the amendments to the Existing Credit Facility executed on March 15, 2010, we are required to repay at least $50.0 million of outstanding borrowings under the Existing Credit Facility upon closing of this offering.

We have certain contracts under which we have material future commitments. We have entered into the Investment Advisory Agreement with GC Advisors in accordance with the 1940 Act. The Investment Advisory Agreement will become effective upon the closing of this offering. Under the Investment Advisory Agreement, GC Advisors has agreed to provide us with investment advisory and management services. We have agreed to pay for these services (1) a management fee equal to a percentage of the average adjusted value of our gross assets and (2) an incentive fee based on our performance. See “Management Agreements — Management Fee.”

We have also entered into the Administration Agreement with GC Service as our administrator. The Administration Agreement will become effective upon the closing of this offering. Under the Administration Agreement, GC Service has agreed to furnish us with office facilities and equipment, provide us clerical, bookkeeping and record keeping services at such facilities and provide us with other administrative services necessary to conduct our day-to-day operations. See “Management Agreements — Administration Agreement.”

If any of the contractual obligations discussed above are terminated, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Advisory Agreement and our Administration Agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.

Upon the completion of this offering, the existing management agreement of GCMF will terminate with no continuing payment or other obligations on the part of either party.

Distributions

In order to qualify as a RIC and to avoid corporate level tax on the income we distribute to our stockholders, we are required, under the Code, to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our net stockholders on an annual basis. Additionally, we must distribute at least 98% of our net income (both ordinary income and capital gains) to avoid a U.S. federal excise tax. We intend to distribute quarterly dividends to our stockholders. Our quarterly dividends will be determined by our board of directors.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a business development company under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our RIC status. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a dividend payment carefully and should not assume that the source of any distribution is our ordinary income or gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

Distributions to Unitholders for the three months ended December 31, 2009 and December 31, 2008 totaled $13.5 million and $3.4 million, respectively. Distributions to Unitholders for the years ended September 30, 2009 and September 30, 2008 and for the 2007 Operating Period totaled $3.4 million, $44.5 million and $0, respectively.

Related Parties

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	We have entered into an Investment Advisory Agreement with GC Advisors. Mr. Lawrence Golub, our chairman, is the managing member of a limited liability company which controls GC Advisors, and David Golub, our chief executive officer, is a managing member of a limited liability company which also controls GC Advisors, and each of Messrs. Lawrence Golub and David Golub owns an indirect pecuniary interest in GC Advisors. See “Management Agreements.”
•	GC Service provides us with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to our Administration Agreement. We reimburse GC Service for the allocable portion (subject to the review and approval of our board of directors) of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs.
•	We have entered into a license agreement with Golub Capital Management LLC, pursuant to which Golub Capital Management LLC has granted us a non-exclusive, royalty-free license to use the name “Golub Capital.”
•	In the GC Private Placement, GEMS entered into an agreement to purchase 195 limited liability company interests in Golub Capital BDC LLC for cash, resulting in aggregate net cash proceeds to us of $25 million. Investors in GEMS include some employees and management of Golub Capital and its affiliates as well as a limited number of long-time investors in funds sponsored by Golub Capital.
•	Concurrently with the closing of this offering, certain existing investors in entities advised by affiliates of Golub Capital and certain of our officers and directors, their immediate family members or entities owned by, or family trusts for the benefit of, such persons will purchase in a separate private placement an aggregate of 1,322,581 shares of common stock at the initial public offering price per share. We will receive the full proceeds from the sale of these shares, and no underwriting discounts or commissions will be paid in respect of these shares.
•	Under a Staffing Agreement between Golub Capital Incorporated and Golub Capital Management LLC and GC Advisors, Golub Capital has agreed to provide GC Advisors with the resources necessary to fulfill its obligations under the Investment Advisory Agreement. The Staffing Agreement provides that Golub Capital will make available to GC Advisors experienced investment professionals and access to the senior investment personnel of Golub Capital for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Staffing Agreement also includes a commitment that the members of GC Advisors’ investment committee will serve in such capacity. Services under the Staffing Agreement will be provided on a direct cost reimbursement basis. See “Related Party Transactions and Certain Relationships.”

GC Advisors also manages, and may in the future manage, other accounts that have investment mandates that are similar, in whole and in part, with ours. GC Advisors and its affiliates may determine that an investment is appropriate for us and for one or more of those other accounts. In such event, depending on the availability of such investment and other appropriate factors, and pursuant to GC Advisors’ allocation policy, GC Advisors or its affiliates may determine that we should invest side-by-side with one or more other accounts. Such investments will not be made when impermissible by applicable law and interpretive positions of the SEC and its staff, or inconsistent with GC Advisors’ allocation procedures.

In addition, we have adopted a formal code of ethics that governs the conduct of our and GC Advisors’ officers, directors and employees. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the Delaware General Corporation Law.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. During the period covered by our predecessor’s financial statements, many of the loans in our portfolio had floating interest rates, and we expect that our loans in the future will also have floating interest rates. These loans are usually based on a floating LIBOR and typically have interest rate re-set provisions that adjust applicable interest rates under such loans to current market rates on a quarterly basis. In addition, the Existing Credit Facility has a floating interest rate provision based on LIBOR which resets monthly, and we expect that the New Credit Facility and any other credit facilities into which we enter in the future may have floating interest rate provisions.

Assuming that the balance sheet as of the periods covered by this analysis were to remain constant and that Management took no actions to alter our existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates may affect net income by more than 1% over a one-year horizon. Although Management believes that this analysis is indicative of our existing sensitivity to interest rate changes, it does not adjust for changes in the credit market, credit quality, the size and composition of the assets in our portfolio and other business developments, including borrowing under the Existing Credit Facility or other borrowing, that could affect net increase in net assets resulting from operations, or net income. Accordingly, we can offer no assurances that actual results would not differ materially from the statement above.

We may in the future hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Valuation of Portfolio Investments.

Investments for which market quotations are readily available are valued at such market quotations. We may also obtain indicative prices with respect to certain of our investments from pricing services or brokers or dealers in order to value such investments. We expect that there will not be a readily available market value for many of the investments; those debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the board of directors. We expect to value such investments at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. We will employ independent third party valuation firms for all material unquoted assets.

Valuation methods may include comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the company will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Our board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals of GC Advisors responsible for the credit monitoring.
•	Preliminary valuation conclusions will then be documented and discussed with our senior management and GC Advisors.
•	The audit committee of our board of directors will review these preliminary valuations.
•	At least once annually, the valuation for each portfolio investment will be reviewed by an independent valuation firm.
•	The board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith.

In following these approaches, the types of factors that are taken into account in fair value pricing investments include, as relevant, but are not limited to: available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Revenue Recognition.  Our revenue recognition policies are as follows:

Investments and Related Investment Income.  We account for investment transactions on a trade-date basis. Our board of directors determines the fair value of our portfolio of investments. Interest is recognized on the accrual basis. For investments with contractual PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, we will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. We report changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in our statement of operations.

Non-accrual.  We place loans on non-accrual status when principal and interest payments are past due 90 days or more or when there is reasonable doubt that we will collect principal or interest. Accrued interest is generally reversed when a loan is placed on non-accrual. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in our management’s judgment, are likely to remain current. The total fair value of our non-accrual loans were $0, $8.4 million and $0 as of December 31, 2009, September 30, 2009 and September 30, 2008, respectively.

Recent Accounting Pronouncements.

In September 2006, the Financial Accounting Standards Board, or FASB, issued Statement No. 157, Fair Value Measurements (Accounting Standards Codification, or ASC, Topic 820). This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. In conjunction with the affiliated entities which hold its membership equity interests, GCMF adopted this statement on a prospective basis on January 1, 2008. This accounting statement requires us to assume that the portfolio investment is assumed to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with SFAS 157 (ASC Topic 820), the market in which we can exit portfolio investments with the greatest volume and level activity is considered our principal market.

In February 2007, the FASB issued statement No. 159, The Fair Value Option for Financial Assets and Liabilities — Including an Amendment of FASB Statement No. 115, or SFAS 159 (ASC Topic 825). The statement permits an entity to choose to measure many financial instruments and certain other items at fair value, with unrealized gains and losses in earnings at each reporting period. SFAS 159 (ASC Topic 825) applies to all reporting entities, and contains financial statement presentation and disclosure requirements for assets and liabilities reported at fair value as a consequence of the election. SFAS 159 (ASC Topic 825) is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. We did not elect any new fair value measurements.

In October 2008, the FASB issued Staff Positions No. 157-3, Determining the Fair Value of a Financial Asset When the Market is Not Active, or FSP 157-3 (ASC Topic 820). FSP 157-3 (ASC Topic 820) provides an illustrative example of how to determine the fair value of financial instruments in an inactive market. FSP 157-3 (ASC Topic 820) does not change the fair value measurement principles set forth in SFAS 157 (ASC Topic 820). Since adopting SFAS 157 (ASC Topic 820) in January 2008, our process for determining the fair value of our investments has been, and continues to be, consistent with the guidance provided in FSP 157-3 (ASC Topic 820). As a result, the application of FSP 157-3 (ASC Topic 820) did not affect our process for determining the fair value of our investments and did not have a material impact on our financial position, results of operations or cash flows.

On April 9, 2009, the FASB issued FASB Staff Position No. FAS 157-4 (ASC Topic 820), Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, or FSP No. 157-4 (ASC Topic 820). FSP No. 157-4 (ASC Topic 820) requires entities to consider whether events and circumstances indicate whether the transaction is or is not orderly as opposed to a forced or distressed transaction. Entities would place more weight on observable transactions determined to be orderly and less weight on transactions for which there is insufficient information to determine whether the transaction is orderly. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets and liabilities. FSP No. 157-4 (ASC Topic 820) provides additional guidance for making fair value measurements more consistent with the principles presented in SFAS No. 157 (ASC Topic 820). SFAS 157-4 (ASC Topic 820) is effective for interim and annual periods ending after June 15, 2009. We have applied the provisions of this FSP in determining the fair value of our portfolio investments as of December 31, 2009. The application of this pronouncement did not have a material impact on our financial position, results of operations or cash flows.

Senior Securities

Information about GCMF’s senior securities is shown in the following table as of December 31, 2009 and September 30 for the years indicated in the table. The information for the years indicated in the table covers the total amount of senior securities outstanding as of December 31, 2009. We have derived the information as of September 30, 2007 and December 31, 2009 from unaudited financial data. The information as of September 30, 2008 and September 30, 2009 has been derived from our financial statements, which have been audited by our independent registered public accounting firm and are included elsewhere in this prospectus.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Existing Credit Facility
September 30, 2007(5)	$173,540	$1,193	—	N/A
September 30, 2008	$123,083	$1,137	—	N/A
September 30, 2009	$315,306	$1,294	—	N/A
December 31, 2009	$285,341	$1,385	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.
(4)	Not applicable because senior securities are not registered for public trading.
(5)	2007 data are unaudited.

THE COMPANY

General

We are an externally managed, closed-end, non-diversified management investment company that has filed an election to be regulated as a business development company under the 1940 Act. We were recently formed to continue and expand the business of our predecessor, GCMF, which commenced operations in July 2007, in making investments in senior secured, unitranche, mezzanine and second lien loans of middle-market companies that are, in most cases, sponsored by private equity investors. We have no experience operating as a business development company.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through debt and minority equity investments. We intend to achieve our investment objective by (1) accessing the established loan origination channels developed by Golub Capital, (2) selecting investments within our core middle-market company focus, (3) partnering with sponsors, in many cases with whom we have invested alongside in the past, (4) implementing the disciplined underwriting standards of Golub Capital and (5) drawing upon the aggregate experience and resources of Golub Capital, a leading lender to middle-market companies with over $4 billion of capital as of December 31, 2009.

As of December 31, 2009, our portfolio primarily consisted of investments in senior secured loans ($219.4 million) and, to a lesser extent, unitranche loans ($93.7 million) and second-lien loans ($13.2 million), to middle-market companies organized and located primarily in the United States. While on the date of this prospectus our portfolio comprised primarily senior secured loans, going forward we intend to pursue a strategy focused on investing in unitranche, mezzanine and second lien loans and warrants and minority equity securities in U.S. middle-market companies. Accordingly, over time we expect that senior secured loans will represent a smaller percentage of our investment portfolio as these investments are repaid and we shift to a different mix of assets. We expect that our investments in loans will initially range between $10 million and $25 million each. In many cases, we anticipate that we will have opportunities to make equity co-investments or receive warrants to purchase equity securities of portfolio companies. We may also selectively invest more than $25 million in the securities of some portfolio companies, and we expect that the size of our individual investments will vary proportionally with the size of our capital base but is expected to remain within the concentration limits imposed by the 1940 Act.

We believe unitranche, mezzanine and second lien loans represent particularly attractive investments when compared to similar loans originated in the 2006-2008 period due to what we expect to be more attractive pricing and more conservative borrowing terms and deal structures.

Our Adviser

Our investment activities are managed by our investment adviser, GC Advisors. GC Advisors is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. GC Advisors was organized in September 2008 and is a registered investment adviser under the Advisers Act. GC Advisors has no experience advising or administering a business development company. Under the Investment Advisory Agreement, we will pay GC Advisors a base management fee and an incentive fee for its services. See “Management Agreements —  Management Fee” for a discussion of the base management fee and incentive fee, including the cumulative income incentive fee and the income and capital gains incentive fee, payable by us to GC Advisors. Unlike most closed-end funds whose fees are based on net assets, our base management fee is based on our gross assets and, therefore, GC Advisors will benefit when we incur debt or use leverage. Additionally, under the incentive fee structure, GC Advisors may benefit when capital gains are recognized and, because it determines when a holding is sold, GC Advisors controls the timing of the recognition of capital gains. Our board of directors is charged with protecting our interests by monitoring how GC Advisors addresses these and other conflicts of interest associated with its management services and compensation. While not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review GC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. See “Management Agreements — Board Approval of the Investment Advisory Agreement.”

GC Advisors is an affiliate of Golub Capital and has entered into the Staffing Agreement with two Golub Capital affiliates, Golub Capital Incorporated and Golub Capital Management LLC. Under the Staffing Agreement, these companies will make experienced investment professionals available to GC Advisors and provide access to the senior investment personnel of Golub Capital and its affiliates. The Staffing Agreement provides GC Advisors with access to deal flow generated by Golub Capital and its affiliates in the ordinary course of their businesses and commits the members of GC Advisors’ investment committee to serve in that capacity. As our investment adviser, GC Advisors is obligated to allocate investment opportunities among us and its other clients fairly and equitably over time in accordance with its allocation policy; however, there can be no assurance that such opportunities will be allocated to us fairly or equitably in the short term or over time. GC Advisors intends to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital’s investment professionals.

An affiliate of GC Advisors, GC Service, will provide the administrative services necessary for us to operate.

GC Service

GC Service, an affiliate of GC Advisors, will provide the administrative services necessary for us to operate. GC Service will furnish us with office facilities and equipment and clerical, bookkeeping and record-keeping services. GC Service will oversee our financial reporting as well as prepare our reports to stockholders and reports required to be filed with the SEC. GC Service will also manage the determination and publication of our net asset value and the preparation and filing of our tax returns and will generally monitor the payment of our expenses and the performance of administrative and professional services rendered to us by others. GC Service may retain third parties to assist in providing administrative services to us. To the extent that GC Service outsources any of its functions, we will pay the fees associated with such functions on a direct basis without incremental profit to GC Service.

About Golub Capital

Golub Capital, founded in 1994, is a leading lender to middle-market companies. Reuters Loan Pricing Corporation ranked Golub Capital as the leading senior lender for middle-market leveraged buyouts (defined as total debt financing of under $100 million) in 2009, based both on deal value and number of deals. In 2008, Golub Capital was presented with three major middle-market lender awards from leading industry publications and organizations, including: Buyouts Magazine’s “Middle-market Lender of the Year,” M&A Advisor’s “Financing Firm of the Year” and ACG Mergers & Acquisitions’ “M&A Lender of the Year.” In addition, M&A Advisor named Golub Capital the “Mezzanine Financing Agent of the Year” in 2009. These awards do not constitute an endorsement by any such publication or organization of the securities being offered by this prospectus. As of December 31, 2009, Golub Capital managed over $4 billion of capital, with a team of 47 investment professionals dedicated to U.S. middle-market lending in New York, Chicago and Atlanta.

Since its founding, Golub Capital has completed debt financings with more than 110 middle-market sponsors and closed multiple debt financings with more than 40 sponsors. We believe that Golub Capital enjoys robust deal flow. Golub Capital received notice of approximately 1,000 potential investments in 2009, many of which we believe were proprietary or relationship-based opportunities.

Golub Capital has a long track record of investing in unitranche and junior capital financings, which is our long-term investment focus. Golub Capital invested more than $1.8 billion in unitranche and mezzanine transactions across a variety of market environments and industries between 2001 and 2009. From 2004 through 2009, Golub Capital invested in more than 240 middle-market companies and as of December 31, 2009, it held debt investments in more than 170 middle-market companies. Golub Capital has developed expertise in industries such as business and consumer services, consumer products, defense, value-added distribution, healthcare services, manufacturing, media and restaurants.

Golub Capital’s middle-market lending group is managed by a four member senior management team consisting of Lawrence E. Golub, David B. Golub, Gregory W. Cashman and Andrew H. Steuerman. As of December 31, 2009, Golub Capital’s 47 investment professionals had an average of over 12 years of investment experience and were supported by 49 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.

Market Opportunity

We intend to pursue a strategy focused on investing in unitranche, mezzanine and second lien loans and warrants and minority equity securities in middle-market companies in the United States. We believe the economic recession and the recent dislocation in U.S. credit markets have provided excellent conditions for middle-market lending. We find the middle-market attractive for the following reasons:

Large Target Market.  According to the U.S. Census Bureau in its 2002 economic census, there were approximately 153,000 small and middle-market companies in the United States with annual revenues between $10 million and $2.5 billion, compared with 900 companies with revenues greater than $2.5 billion. We believe that these middle-market companies represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have generated a significant number of investment opportunities for investment funds managed or advised by Golub Capital, including approximately 1,000 lending opportunities in 2009, and we believe that this market segment will continue to produce significant investment opportunities for us.

Specialized Lending Requirements.  We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to private middle-market companies in the United States (1) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (2) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (3) may also require more extensive ongoing monitoring by the lender. As a result, middle-market companies historically have been served by a limited segment of the lending community.

We also believe that the dislocation in the markets over the last 18 to 24 months has further reduced the amount of credit available to middle-market companies. Many participants in the second lien and mezzanine debt market over the past five years, such as hedge funds and managers of collateralized loan obligations, or CLOs, have contracted or eliminated their origination activities as investors’ credit concerns have reduced available funding. In addition, we believe several existing business development corporations are less active in the lending markets due to a lack of access to debt and equity financing. Moreover, many commercial banks face significant balance sheet constraints and increased regulatory scrutiny, which we believe restrict their ability to provide loans to middle-market companies.

Robust Demand for Debt Capital.  Private equity firms raised record amounts of equity commitments in 2006-2008, far in excess of the amount of equity they subsequently invested from this capital raised. As of December 31, 2009, there was approximately $740 billion of private equity capital available and uninvested in the United States. We expect the large amount of unfunded buyout commitments will drive demand for leveraged buyouts over the next several years, which should, in turn, create leveraged lending opportunities for us. The following chart illustrates the estimated amount of unfunded buyout commitments over the past nine years:

Private Equity Commitments
($ in billions)

Source: Buyouts Magazine (US Buyout Fund Commitments) / Standard & Poor’s Leveraged Commentary Data (Equity Invested in US Sponsored Transactions).

Significant Refinancing Requirements.  The debt associated with a large number of middle-market leveraged mergers and acquisitions completed from 2005 to 2008 should start to come due in the 2010 – 2013 time period. In many cases, we expect that this debt will need to be refinanced as the existing debt facilities mature. When combined with the decreased availability of debt financing for middle-market companies generally, these factors should increase lending opportunities for us. The following chart illustrates the maturity of middle-market leveraged credit facilities through 2014, a majority of which we believe will need to be refinanced:

Middle-Market Leveraged Credit Facility Maturity Breakdown
($ in billions)

Source: LSTA/Standard & Poor’s (Middle-market (defined as issuers with EBITDA of less than $50 million) LBO Volume)

Attractive Pricing.  Reduced access to, and availability of, debt capital typically increases the interest rates, or pricing, of loans for middle-market lenders. A recent survey of middle-market lenders conducted by Reuters Loan Pricing Corporation indicated interest rates charged on mezzanine credit facilities were at or above 15% per annum in many instances in 2009, versus typical rates of 11% to 13% in 2007. Recent mezzanine deals typically have included meaningful upfront fees, prepayment protections and, in some cases, warrants, all of which should enhance the profitability to lenders of making new loans.

Conservative Deal Structures.  As a result of the credit crisis, many lenders are requiring less senior and total leverage, more equity and more comprehensive loan covenants than was customary in the years leading up to the credit crisis. Lower debt multiples on purchase prices suggest that the cash flow of borrowing companies should enable them to service their debt more easily, creating a greater buffer against a downturn. According to industry sources, average total debt multiples of middle-market leveraged buy-out loans are at their lowest levels in the 13 years such data have been tracked. We may, have, from time to time invest in entities having leverage that exceeds the average debt multiples set forth below. The following chart illustrates the average debt multiples for middle-market leveraged buyout loans over the past 13 years and highlights the decline in average total debt multiples since 2007:

Middle-Market Average Total Debt Multiples on LBO Loans

Source: Standard & Poor’s LCD: Issuers with EBITDA of less than $50 million.

Increased Equity Cushions.  As senior and total leverage has decreased, equity contributions to buyouts of middle-market companies have increased. Based on our review of a number of middle-market debt transactions completed in 2009, the equity component of the purchase price of buyouts of middle-market companies increased substantially in 2009. Lower senior and total leverage should reduce risk to providers of debt financing. The following chart illustrates the increasing average equity contribution to leveraged buyouts since 2007:

U.S. Industry Middle-Market Average Equity Contribution to LBOs

Source: Standard and Poor’s Leverage Buyout Review – Issuers with EBITDA of less than $50 million. The 2009 numbers are an internal estimate based on the average equity contribution percentage of new deals Golub Capital completed in 2009.

Competitive Strengths

Deep, Experienced Management Team.  We are managed by GC Advisors, which will have access through a staffing agreement with Golub Capital to the resources and expertise of Golub Capital’s 96 employees, led by our chairman, Lawrence E. Golub, and our chief executive officer, David B. Golub. Concurrently with the closing of this offering, certain existing investors in entities advised by affiliates of Golub Capital and certain of our officers and directors, their immediate family members or entities owned by, or family trusts for the benefit of, such persons will purchase in a separate private placement an aggregate of 1,322,581 shares of common stock at the initial public offering price per share. As of December 31, 2009, the 47 investment professionals of Golub Capital had an average of over 12 years of investment experience and were supported by 49 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology, and office management. Golub Capital seeks to hire and retain high-quality investment professionals and reward those personnel based on investor returns. In 2008, Golub Capital’s expertise and leading position in the market was evidenced by its receipt of three major middle-market lender awards from leading industry publications and organizations, including: M&A Advisor’s “Financing Firm of the Year” and ACG Mergers & Acquisitions’ “M&A Lender of the Year.” In addition, Buyouts Magazine again named Golub Capital “Middle-Market Lender of the Year” and M&A Advisor named Golub Capital the “Mezzanine Financing Agent of the Year” in 2009. These awards do not constitute an endorsement by any such publication or organization of the securities being offered by this prospectus.

Leading U.S. Debt Platform Provides Access to Proprietary Relationship-Based Deal Flow.  GC Advisors gives us access to the deal flow of Golub Capital, one of the leading middle-market lenders in the United States. Reuters Loan Pricing Corporation ranked Golub Capital as the leading senior lender for middle-market leveraged buyouts (total debt financing of under $100 million) for 2009, based both on deal volume and number of deals. We believe this market position makes Golub Capital the first choice lender to many sponsors, especially in the weak lending environment of 2009. Since its inception, Golub Capital has completed at least one debt financing with over 110 sponsors and multiple debt financings with over 40 sponsors. We believe that Golub Capital receives relationship-based “early looks” and “last looks” at many investment opportunities in the U.S. middle-market market, allowing it to be highly selective in the transactions it pursues.

Disciplined Investment and Underwriting Process.  GC Advisors intends to utilize the established investment process of Golub Capital for reviewing lending opportunities, structuring transactions and monitoring investments. Using its disciplined approach to lending, GC Advisors will seek to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and the implementation of restrictive debt covenants. We expect that GC Advisors will select borrowers whose businesses will retain significant value, even in a depressed market or a distressed sale. We intend to reduce risk further by focusing on proven, successful sponsors. While emphasizing thorough credit analysis, we intend to maintain strong relationships with sponsors by offering rapid initial feedback from senior investment professionals to each investment opportunity shown to us.

Regimented Credit Monitoring.  Following each investment, GC Advisors implements a regimented credit monitoring system. This careful approach, which involves ongoing review and analysis by teams of professionals, should enable us to identify problems early and to assist borrowers before they face difficult liquidity constraints. If necessary, GC Advisors can assume the role of deal sponsor in a work-out situation and has extensive restructuring experience, both in and out of bankruptcy. We believe in the need to prepare for possible negative contingencies in order to address them promptly should they arise.

Concentrated Middle-Market Focus.  Because of our focus on the middle-market, we understand the following general characteristics of middle-market lending:

•	Middle-market companies are generally less leveraged than large companies and, we believe, offer more attractive investment returns in the form of upfront fees, prepayment penalties and higher interest rates;
•	Middle-market issuers are more likely to have simple capital structures;
•	Carefully structured covenant packages enable middle-market lenders to take early action to remediate poor financial performance; and
•	Middle-market lenders can undertake thorough due diligence investigations prior to investment.

Investment Criteria/Guidelines

Our investment objective is to generate current income and capital appreciation, by investing primarily in unitranche loans, second lien and mezzanine debt, warrants and minority equity co-investments in U.S. middle-market companies. We intend to generate strong risk-adjusted net returns by assembling a diversified portfolio of investments across a broad range of industries and private equity investors.

We plan to target U.S. middle-market companies controlled by private equity investors that require capital for growth, acquisitions, recapitalizations, refinancings and leveraged buyouts. We may also make opportunistic loans to independently owned and publicly held middle-market companies. We seek to partner with strong management teams executing long-term growth strategies. Target businesses will typically exhibit some or all of the following characteristics:

•	Annual EBITDA of $5 million to $40 million;
•	Sustainable leading positions in their respective markets;
•	Scalable revenues and operating cash flow;
•	Experienced management teams with successful track records;
•	Stable, predicable cash flows with low technology and market risks;
•	A substantial equity cushion in the form of capital ranking junior to our investment;
•	Low capital expenditures requirements;

•	A North American base of operations;
•	Strong customer relationships;
•	Products, services or distribution channels having distinctive competitive advantages;
•	Defensible niche strategy or other barriers to entry; and
•	Demonstrated growth strategies.

While we believe that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be met by each prospective portfolio company.

Investment Process Overview

We view our investment process as consisting of four distinct phases described below:

Origination.  GC Advisors sources investment opportunities through access to a network of over 10,000 individual contacts developed in the financial services and related industries by Golub Capital and managed through proprietary customer relationship database. Among these contacts is an extensive network of private equity firms and relationships with leading middle-market senior lenders. The senior deal professionals of Golub Capital supplement these leads through personal visits and marketing campaigns. It is their responsibility to identify specific opportunities, to refine opportunities through candid exploration of the underlying facts and circumstances and to apply creative and flexible thinking to solve clients’ financing needs. Golub Capital’s origination personnel are located in three offices across the United States. Each originator maintains long-standing customer relationships and is responsible for covering a specified target market. We believe those originators’ strength and breadth of relationships across a wide range of markets generate numerous financing opportunities, which should enable GC Advisors to be highly selective in recommending investments to us.

Credit Evaluation.  We intend to utilize the systematic, consistent approach to credit evaluation developed by Golub Capital, with a particular focus on determining the value of a business in a downside scenario. The key criteria that we intend to consider include (1) strong and resilient underlying business fundamentals, (2) a substantial equity cushion in the form of capital ranking junior in right of payment to our investment and (3) a conclusion that overall “downside” risk is manageable. While the size of this equity cushion will vary over time and among industries, the equity cushion generally sought by GC Advisors today is between 45% and 60% of total portfolio capitalization. We expect to focus on the criteria developed by Golub Capital for evaluating prospective portfolio companies discussed above under “— Competitive Strengths.” In evaluating a particular company, we intend to put more emphasis on credit considerations (such as (1) loan-to-value ratio (which is the amount of our loan divided by the enterprise value of the company we are investing in), (2) the ability of the company to maintain a liquidity cushion through economic cycles and in downside scenarios, (3) the ability of the company to service its fixed charge obligations under a variety of scenarios and (4) its anticipated strategic value in a downturn) than on profit potential and loan pricing. Our due diligence process for middle-market credits will typically entail:

•	a thorough review of historical and pro forma financial information,
•	on-site visits,
•	interviews with management, employees, customers and vendors,
•	a review of loan documents and material contracts,
•	third-party “quality of earnings” accounting due diligence,
•	when appropriate, background checks on key managers and research relating to the company’s business, industry, markets, products and services and competitors, and
•	the commission of a third-party market studies when appropriate.

The following chart illustrates the stages of Golub Capital’s evaluation and underwriting process:

ILLUSTRATIVE DEAL EVALUATION PROCESS

FUND INVESTMENTS

Execution.  In executing transactions for us, GC Advisors will utilize the due diligence process developed by Golub Capital. Through a consistent approach to credit evaluation and careful attention to the details of execution, it seeks to close deals as fast or faster than competitive financing providers while maintaining discipline with respect to credit, pricing and structure to ensure the ultimate success of the financing. Upon completion of due diligence, the investment team working on an investment delivers a memorandum to GC Advisors’ investment committee. Once an investment has been approved by the investment committee on a consensus basis, it moves through a series of steps, including initial documentation using standard document templates and the establishment of negotiating boundaries, final documentation, including resolution of business points and the execution of original documents held in escrow. Upon completion of final documentation, a loan is funded upon the execution of an investment committee memorandum by members of GC Advisors’ investment committee.

Monitoring.  We view active portfolio monitoring as a vital part of our investment process. We consider board observation rights, where appropriate, regular dialogue with company management and sponsors and detailed, internally generated monitoring reports to be critical to our performance. Golub Capital has developed a monitoring template that is designed to reasonably ensure compliance with these standards. This template is used as a tool by GC Advisors to assess investment performance relative to plan. In addition, our portfolio companies may rely on us to provide them with financial and capital markets expertise.

As part of the monitoring process, GC Advisors regularly assesses the risk profile of each of our investments and rates each of them based on the following categories, which we refer to as GC Advisors’ investment performance rating:

Risk Ratings Definition
Rating	Definition
Grade 5	Involves the least amount of risk in our portfolio. The borrower is performing above expectations and the trends and risk factors are generally favorable.
Grade 4	Involves an acceptable level of risk that is similar to the risk at the time of origination. The borrower is generally performing as expected and the risk factors are neutral to favorable.
Grade 3	Involves a borrower performing below expectations and indicates that the loan’s risk has increased somewhat since origination. The borrower may be out of compliance with debt covenants; however; loan payments are generally not past due.
Grade 2	Involves a borrower performing materially below expectations and indicates that the loan’s risk has increased materially since origination. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due). For loans graded 2, we will implement a plan to increase monitoring of the borrower.
Grade 1	Indicates that the borrower is performing substantially below expectations and the loan risk has substantially increased since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans graded 1 are not anticipated to be repaid in full and we will reduce the fair market value of the loan to the amount it anticipates will be recovered.

For any investment rated in grades 1, 2 or 3, GC Advisors will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions.

GC Advisors monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, GC Advisors reviews these investment ratings on a quarterly basis, and our board of directors reviews and affirms such ratings.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of December 31, 2009:

	December 31, 2009
Investment Performance Rating	Investments at Fair Value (Dollars in Thousands)	Percentage of Total Portfolio
5	$104,967	32.2%
4	$152,256	46.7%
3	$65,143	20.0%
2	$3,860	1.2%
1	—	—
Total	$326,226	100.0%

Investment Committee

The purpose of GC Advisors’ investment committee, which is comprised of officers of GC Advisors and is provided under the Investment Advisory Agreement, is to evaluate and approve all of our investments, subject at all times to the oversight and approval of our board of directors. The investment committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment. The investment committee currently consists of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman and Gregory W. Cashman. The investment committee serves to provide investment consistency and adherence to our core investment philosophy and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, investment committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the investment team are encouraged to share information and views on credits with the investment committee early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members to work more efficiently.

Each transaction is presented to the investment committee in a formal written report. All of our new investments must be approved by a consensus of the investment committee. Each member of the investment committee performs a similar role for other accounts managed by Golub Capital and its affiliates. In certain instances, our board of directors may also determine that its approval is required prior to the making of an investment.

Investment Structure

Once we have determined that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers to structure an investment. We negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

We anticipate structuring our investments which will typically have maturities of five years, as follows:

Senior Secured Loans.  We anticipate structuring these investments as senior secured loans. We intend to obtain security interests in the assets of the portfolio company borrowers that will serve as collateral in support of the repayment of such loans. This collateral will take the form of first-priority liens on the assets of the portfolio company borrower. Our senior secured loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity. Under market conditions as of the date of this prospectus, we expect that the interest rate on senior secured loans will range between 5% and 8% over applicable LIBOR.

Unitranche Loans.  We anticipate structuring our unitranche loans as senior secured loans. We will obtain security interests in the assets of these portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of a portfolio company. Unitranche loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases, we will be the sole lender, or we together with our affiliates will be the sole lender, of unitranche loans, which can afford us additional influence with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance. Under market conditions as of the date of this prospectus, we expect that the interest rate on unitranche loans will range between 6% and 10% (reflecting a blending of rates appropriate for the senior and junior debt exposures inherent in a unitranche loan) over applicable LIBOR.

Second Lien Loans.  We anticipate structuring these investments as junior, secured loans. We intend to obtain security interests in the assets of these portfolio companies that will serve as collateral in support of the repayment of such loans. This collateral may take the form of second priority liens on the assets of a portfolio company. These loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Under market conditions as of the date of this prospectus, we expect that the interest rate on second lien loans will generally range between 8% and 12% over applicable LIBOR.

Mezzanine Loans.  We anticipate structuring these investments as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically will have interest-only payments (often representing a combination of cash pay and PIK interest) in the early years, with amortization of principal deferred to maturity. Mezzanine loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity.

Mezzanine investments are generally more volatile than secured loans and may involve a greater risk of loss of principal. Mezzanine loans often include a PIK feature, which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the loan. Under market conditions as of the date of this prospectus, we expect the interest rate on mezzanine loans will generally range between 11% and 17%.

Warrants and Minority Equity Securities.  In some cases, we will also receive nominally priced warrants or options to buy a minority equity interest in the portfolio company in connection with such a loan. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

We intend to tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We will seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that we believe will compensate us appropriately for credit risk;
•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances; and
•	selecting investments that we believe have a very low probability of loss.

We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.

Investments

We seek to create a diverse portfolio that includes senior secured, unitranche, mezzanine and second lien loans and warrants and minority equity securities by investing approximately $10 to $25 million of capital, on average, in the securities of middle-market companies. Set forth below is a list of our ten largest portfolio company investments as of December 31, 2009, as well as the top ten industries in which we were invested as of December 31, 2009, in each case calculated as a percentage of our total assets as of such date.

Portfolio Company	Investment Amounts (000’s)	Percentage of Total Investments
AGData, L.P.	$16,013	4.9%
DDC Center Inc.	12,444	3.8
Pillar Processing LLC	10,026	3.1
Tangent Rail Services, Inc.	9,336	2.9
ITEL Laboratories, Inc.	8,759	2.7
eVestment Alliance Holdings, LLC	8,663	2.7
Benetech, Inc.	8,314	2.5
Wall Street Systems Holdings, Inc.	8,214	2.5
Vintage Parts, Inc.	7,784	2.4
Cortz, Inc.	6,974	2.1

Industry	Investment Amounts (000’s)	Percentage of Total Investments
Healthcare, education and childcare	$50,673	15.5%
Finance	31,951	9.8
Buildings and real estate	29,797	9.1
Diversified conglomerate service	27,058	8.3
Cargo transport	19,321	5.9
Retail stores	17,821	5.5
Diversified conglomerate manufacturing	16,434	5.0
Farming and agriculture	16,013	4.9
Leisure, amusement, motion pictures and entertainment	15,434	4.7
Utilities	12,591	3.9

Managerial Assistance

As a business development company, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. GC Service or an affiliate of GC Service will provide such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse GC Service or an affiliate of GC Service for its allocated costs in providing such assistance, subject to the review and approval by our board of directors, including our independent directors.

Competition

Our primary competitors in providing financing to middle-market companies include public and private funds, other business development companies, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or to the distribution and other requirements we must satisfy to maintain our RIC status.

We expect to use the expertise of the investment professionals of Golub Capital and its affiliates to which we will have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the senior members of Golub Capital and its affiliates will enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Administration

We will not have any direct employees, and our day-to-day investment operations will be managed by GC Advisors. We have a chief executive officer, chief financial officer and chief compliance officer and, to the extent necessary, our board of directors may elect to hire additional personnel going forward. Our officers will be employees of GC Service, an affiliate of GC Advisors, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs will be paid by us pursuant to the Administration Agreement. Some of our executive officers described under “Management” are also officers of GC Advisors. See “Management Agreements — Administration Agreement.”

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are located at 150 South Wacker Drive, Suite 800, Chicago, IL 60606 and are provided by GC Service pursuant to the Administration Agreement. We believe that our office facilities are suitable and adequate to our business as we contemplate conducting it.

Legal Proceedings

Golub Capital BDC, GC Advisors and GC Service are not currently subject to any material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2009 for each portfolio company in which we had an investment. The general terms of our equity investments are described in “The Company — Investment Structure.” Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we may provide upon request and the board observer or participation rights we may receive in connection with our investment. We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25.0% of its voting securities and would be an “affiliate” of a portfolio company if we owned five percent or more of its voting securities. The loans in our current portfolio were either originated or purchased in the secondary market by Golub Capital and its affiliates. There are no material differences in the underwriting standards that were used to originate or purchase in the secondary market our current portfolio securities and the underwriting standards described in this prospectus that we expect to implement.

Name and Address of Portfolio Company	Industry	Type of Investment	Interest(1)	Maturity	Fair Value (Dollars in Thousands)	Percentage of Class Held*
ABP Corporation 19 Fid Kennedy Ave Boston, MA 02210	Beverage, Food and Tobacco	Senior Secured Term Loan B	8.50% (LIBOR+4.50%)	2/28/2013	$2,341	—
AGData, L.P. 2100 Rexford Rd. Suite 300 Charlotte, NC 28211	Farming and Agriculture	Unitranche Revolver	11.25%	7/14/2012	1,843	—
		Unitranche Delayed Draw Term Loan	11.25%	7/14/2012	14,170	—
American Fire Protection Group 8426 E. Shea Blvd. Suite 16 Scottsdale, AZ 85260	Buildings and Real Estate	Senior Secured Term Loan C	9.00% (LIBOR+6.75%)	6/21/2011	4,656	—
Aramark Corporation 1101 Market Street Philadelphia, PA 19107	Personal, Food and Miscellaneous Services	Senior Secured LC Facility Deposits	2.03% (LIBOR)	1/26/2014	170	—
		Senior Secured US Term Loan	2.13% (LIBOR+1.88%)	1/26/2014	2,585	—
Architectural Testing, Inc 130 Derry Ct York, PA 17406	Buildings and Real Estate	Unitranche Term Loan A	9.50% (LIBOR+6.50%)	5/22/2013	6,867	—
ASP PDM Acquisition Co. LLC 2800 Melby Street Eau Claire, WI 54703	Buildings and Real Estate	Senior Secured Term Loan	3.11% (LIBOR+2.75%)	12/31/2013	547	—
ATI Holdings 1408 Joliet Road Suite 101 Romeoville, IL 60446	Healthcare, Education and Childcare	Senior Secured Term Loan A	3.29% (LIBOR+3.00%)	9/19/2012	918	—
		Senior Secured Term Loan B	4.29% (LIBOR+4.00%)	9/19/2011	1,583	—
Benetech, Inc. 1851 Albright Road Montgomery, IL 60538	Diversified Services/ Conglomerate Service	Unitranche Term Loan	5.23% (LIBOR+5.00%)	12/28/2013	8,315	—
Bertucci’s Corporation 155 Otis Street Northborough, MA 01532	Beverage, Food and Tobacco	Senior Secured First Lien Last Out Term Loan	12.00% (LIBOR+9.00%)	7/17/2012	1,974	—
Best Lighting Products, Inc. 1213 Etna Parkway Pataskala, OH 43062	Buildings and Real Estate	Unitranche Term Loan A	10.00% (LIBOR+6.25%)	8/14/2012	2,432	—
Bonddesk Group LLC One Lovell Avenue Mill Valley, CA 94941	Banking	Senior Secured Term Loan	3.24% (LIBOR+3.00%)	8/16/2012	2,307	—
C&M Conveyor 4598 State Road 37 P.O. Box 379 Mitchell, IN 47446	Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Unitranche Term Loan	9.25% (LIBOR+6.50%)	10/15/2012	380	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held*
Cape Electrical Supply LLC P.O. Box 677 489 Kell Farm Drive Cape Girardeau, MO 63702	Electronics	Senior Secured Term Loan A	3.98% (LIBOR+3.75%)	11/6/2013	2,497
Celanese Holdings LLC(3) 1601 West LBJ Freeway P.O. Box 819005 Dallas, TX 75234	Chemicals, Plastics and Rubber	Senior Secured Dollar Term Loan	2.04% (LIBOR+1.75%)	4/2/2014	946
Cellular South, Inc. 125 South Congress Street, Suite 1000 Jackson, MS 39201	Telecommuni- cations	Senior Secured Delayed Draw Term Loan	2.04% (LIBOR+1.75%)	5/29/2014	1,186
CHS/Community Health Systems(3) 1400 Meridian Boulevard Franklin, TN 37067	Healthcare, Education and Childcare	Senior Secured Delay Draw Term Loan	2.51% (LIBOR+2.25%)	7/25/2014	727
CLP Auto Interior Corporation 6868 Acco Street Montebello, CA 90640	Automobile	Senior Secured Term Loan A	4.98% (LIBOR+4.75%)	6/26/2013	3,128
Collect America, Ltd. 370 17th Street, 50th Floor Denver, CO 80202	Finance	Senior Secured Term Loan B	8.25% (LIBOR+6.00%)	3/31/2012	1,962
		Senior Secured Term Loan A	7.50% (LIBOR+5.25%)	12/31/2011	1,420
Community Hospices of America, Inc. Creekside Crossing III Suite 130 Brentwood, TN 37027	Healthcare, Education and Childcare	Senior Secured 1st Lien Term Loan	8.00% (LIBOR+5.00%)	1/13/2011	1,064
		Second Lien 2nd Lien Term Loan	12.50% (LIBOR+9.50%)	4/14/2011	4,768
Compass Group Diversified Holdings, LLC(3) 61 Wilton Road Second Floor Westport, CT 06880	Diversified Conglomerate Service	Senior Secured Term Loan	4.28% (LIBOR+4.00%)	12/7/2013	4,658
Container Store, Inc 500 Freeport Parkway Coppell, TX 75019	Retail Stores	Senior Secured Term Loan	3.26% (LIBOR+3.00%)	8/16/2014	5,820
Cortz, Inc. 320 Industrial Drive West Chicago, IL 60185	Diversified Conglomerate Service	Senior Secured Term Loan A	8.50% (LIBOR+5.50%)	3/31/2014	6,974
Covanta Energy Corporation(3) 40 Lane Road Fairfield, NJ 07004	Utilities	Senior Secured Term Loan B	1.75% (LIBOR+1.50%)	2/9/2014	1,867
		Senior Secured Credit Linked Deposit	0.15% (LIBOR+0.00%)	2/9/2014	945
DaVita, Inc.(3) Casa DaVita 601 Hawaii Street El Segundo, CA 90245	Healthcare, Education and Childcare	Senior Secured Tranche B-1 Term Loan	1.75% (LIBOR+1.50%)	10/5/2012	4,876
DDC Center Inc. 1001 DDC Way Fairfield, OH 45014	Healthcare, Education and Childcare	Unitranche Term Loan	9.50% (LIBOR+6.50%)	10/16/2014	12,444
Delta Educational Systems 144 Business Park Drive, Suite 201 Virginia Beach, VA	Healthcare, Education and Childcare	Senior Secured Term Loan	6.00% (LIBOR+2.50%)	6/30/2012	3,974
Den-Mat Holdings, LLC 2727 Skyway Drive Santa Maria, CA 93455	Healthcare, Education and Childcare	Senior Secured Term Loan	8.50% (cash: LIBOR+3.25%) (PIK: 4.25%)	12/31/2012	2,803	(2)
Dr. Miracles, Inc. 183 Madison Ave Suite 405 New York, NY 10016	Personal and Non Durable Consumer Products	Senior Secured Term Loan A	8.00% (LIBOR+5.50%)	3/20/2014	4,083

Name and Address of Portfolio Company	Industry	Type of Investment	Interest(1)	Maturity	Fair Value (Dollars in Thousands)	Percentage of Class Held*
Driven Brands, Inc. 128 South Tyron Street Suite 900 Charlotte, NC 28202	Automobile	Senior Secured Term Loan B	10.25% (LIBOR+5.75%)	10/20/2014	6,320
eVestment Alliance Holdings, LLC 4994 Lower Roswell Road Suite 1 Marietta, GA 30068	Finance	Unitranche Term Loan A	9.50% (LIBOR+6.50%)	5/12/2014	8,663
Excelligence Learning Corporation 2 Lower Ragsdale Drive Monterey, CA 93940	Healthcare, Education and Childcare	Second Lien Term Loan C	7.23% (LIBOR+7.00%)	11/29/2013	1,504
Extreme Fitness(5) 8281 Yonge Street Thornhill, Ontario L3T 2C7 Canada	Leisure, Amusement, Motion Pictures, and Entertainment	Unitranche Term Loan B	11.50% (LIBOR+7.50%)	3/15/2012	4,649
Fasteners for Retail, Inc. 28900 Fountain Parkway Cleveland, OH 44139	Retail Stores	Senior Secured Term Loan A	4.78% (LIBOR+4.50%)	12/31/2012	2,315
Focus Brands Inc. 200 Glenridge Point Parkway Suite 200 Atlanta, GA 30342	Personal, Food and Miscellaneous Services	Senior Secured Term Loan	5.94% (LIBOR+5.00%)	3/31/2011	5,515
Gammill, Inc. 1452 W. Gibson Street West Plains, MO 65775	Textiles and Leather	Senior Secured Term Loan A	9.50% (LIBOR+7.50%)	9/30/2011	610
		Senior Secured Term Loan B	10.00% (LIBOR+8.00%)	9/30/2012	4,446
Heat Transfer Parent, Inc. 2777 Walden Avenue Buffalo, NY 14225	Diversified Conglomerate Manufacturing	Senior Secured Term Loan B	3.24% (LIBOR+3.00%)	6/30/2013	1,558
The Hygenic Corporation 1245 Home Avenue Akron, OH 44310	Healthcare, Education and Childcare	Senior Secured Term Loan	2.78% (LIBOR+2.50%)	4/30/2013	2,537
IL Fornaio (America) Corporation 770 Tamalpais Drive, Suite 400 Corte Madera, CA 94925	Retail Stores	Senior Secured Term Loan	3.26% (LIBOR+3.00%)	3/29/2013	4,556
Industrial Container Services, LLC 1540 South Greenwood Avenue P.O. Box 2067 Montebello, CA 90640	Containers, Packaging and Glass	Unitranche Term Loan B	4.29% (LIBOR+4.00%)	9/30/2011	1,422
Infiltrator Systems, Inc. 6 Business Park Road P.O. Box 768 Old Saybrook, CT 06475	Buildings and Real Estate	Senior Secured Term Loan	8.50% (LIBOR+5.50%)	9/30/2012	3,677
Inovis International, Inc 11720 Amber Park Dr. Alpharetta, GA 30004	Electronics	Senior Secured Term Loan	8.53% (LIBOR+5.50%)	3/15/2010	1,869
ITEL Laboratories, Inc. 6745 Phillips Industrial Blvd. Jacksonville, FL 32256	Buildings and Real Estate	Unitranche Term Loan A	9.75% (LIBOR+6.75%)	3/1/2014	8,759
Itron, Inc.(3) 2111 N Molter Road Liberty Lake, WA 99019	Utilities	Senior Secured Dollar Term Loan	3.99% (LIBOR+3.75%)	4/18/2014	1,121
JRD Holdings, Inc. 15-06 132nd Street College Point, NY 11356	Grocery	Senior Secured Term Loan	2.50% (LIBOR+2.25%)	7/2/2014	1,196
KHKI Acquisition, Inc. 506 S. Wapello St. Mediapolis, IA 52637	Buildings and Real Estate	Senior Secured Term Loan A	8.50% (LIBOR+6.00%)	3/12/2012	413
		Senior Secured Term Loan B	8.50% (LIBOR+6.00%)	3/12/2013	2,080

Name and Address of Portfolio Company	Industry	Type of Investment	Interest(1)	Maturity	Fair Value (Dollars in Thousands)	Percentage of Class Held*
Levtran Enterprises, Inc. 7455-N New Ridge Road Hanover, MD 21076	Retail Stores	Unitranche Revolver	7.00% (LIBOR+4.00%)	10/20/2010	-100
Lone Star Beef Processors, L.P. 2150 East 37th Street San Angelo, TX 76903	Beverage, Food and Tobacco	Senior Secured Term Loan	4.44% (LIBOR+4.00%)	5/6/2013	3,597
Marquette Transportation Company, LLC 2308 S. 4th Street Paducah, KY 42003	Cargo Transport	Senior Secured Term B Loan	3.74% (LIBOR+3.50%)	3/21/2012	4,095
The Marshall Retail Group, LLC 5385 Wynn Road Las Vegas, NV 89118	Retail Stores	Senior Secured Term Loan A	8.25% (LIBOR+4.50%)	4/16/2013	3,214
		Second Lien Term Loan B	10.25% (LIBOR+6.50%)	4/16/2013	2,016
Metal Spinners, Inc. 800 Growth Parkway Angola, IN 46703	Diversified Natural Resources, Precious Metals and Minerals	Senior Secured Term B Loan	10.75% (LIBOR+7.00%)	12/22/2014	2,650
		Senior Secured Term C Loan	11.75% (LIBOR+8.00%)	12/22/2014	2,738
Metavante Corp. 4900 West Brown Deer Rd. Milwaukee, WI 53223	Finance	Senior Secured Fidelity Tranche C TL	4.48% (LIBOR+4.25%)	1/18/2012	362
		Senior Secured Term Loan B	5.03% (LIBOR+3.25%)	11/1/2014	1,304
MetroPCS Wireless, Inc.(3) 8144 Walnut Hill Lane Suite 800 Dallas, TX 75231	Telecommuni- cations	Senior Secured Term Loan B	2.54% (LIBOR+2.25%)	11/3/2013	2,840
Monotype Imaging, Inc.(3) 3600 Clipper Mill Road Suite 310 Baltimore, MD 21211	Printing and Publishing	Senior Secured Term Loan	4.00% (LIBOR+3.75%)	7/30/2012	1,547
Neptco Inc. P.O. Box 2323 30 Hamlet Street Pawtucket, RI 02861	Diversified Conglomerate Manufacturing	Senior Secured Term Loan	7.25% (LIBOR+5.25%)	3/31/2013	3,860
NRG Energy, Inc.(3) 211 Carnegie Center Princeton, NJ 08540	Utilities	Senior Secured Term Loan	2.00% (LIBOR+1.75%)	2/1/2013	2,394
Octane Fitness, LLC 9200 Wyoming Avenue North Suite 380 Brooklyn Park, MN 55445	Leisure, Amusement, Motion Pictures, and Entertainment	Unitranche Term Loan	4.83% (LIBOR+4.60%)	3/14/2013	4,361
Oncure Medical Corp. 610 Newport Center Drive Suite 350 Newport Beach, CA 92660	Healthcare, Education and Childcare	Senior Secured Term Loan A	3.75% (LIBOR+3.50%)	6/30/2012	5,573
Open Text Corporation(3)(5) 38 Leek Crescent Richmond Hill, ON L4B 4N8 CANADA	Diversified Conglomerate Service	Senior Secured Term Loan	2.50% (LIBOR+2.25%)	10/2/2013	1,274
Optronics Product Company, Inc. 4150 South 100th E. Ave., Suite 210 Tulsa, OK 74146	Leisure, Amusement, Motion Pictures, and Entertainment	Senior Secured Term Loan A	5.75% (LIBOR+3.75%)	12/14/2012	247
		Second Lien Term Loan B	8.49% (LIBOR+7.25%)	12/14/2013	2,489
Pasternack Enterprises, Inc. 1851 Kettering Street Irvine, CA 92614	Diversified Conglomerate Manufacturing	Senior Secured Term Loan B	4.25% (LIBOR+4.00%)	2/14/2014	3,232

Name and Address of Portfolio Company	Industry	Type of Investment	Interest(1)	Maturity	Fair Value (Dollars in Thousands)		Percentage of Class Held*
Peco Pallet, Inc. 29 Wells Avenue Building 4 Penthouse Yonkers, NY 10701	Cargo Transport	Unitranche Term Loan A	3.98% (LIBOR+3.75%)	6/20/2013	4,320
Pelican Products, Inc. 23215 Early Avenue Torrance, CA 90505	Containers, Packaging and Glass	Senior Secured Term Loan A	7.75% (LIBOR+5.00%)	1/30/2013	1,098
		Senior Secured Term Loan B	7.75% (LIBOR+5.00%)	1/30/2014	2,747
Pillar Processing LLC 220 Northpointe Parkway Suite G Buffalo, NY 14228	Finance	Senior Secured Term Loan	5.78% (LIBOR+5.50%)	11/20/2013	6,901
		Senior Secured Term Loan B	14.50%	5/20/2014	3,125
Premier Yachts, Inc. 401 East Illinois Street Suite 425 Chicago, IL 60611	Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Term Loan A	3.98% (LIBOR+3.75%)	8/22/2012	1,157
		Senior Secured Term Loan B	7.30% (LIBOR+7.00%)	8/22/2013	1,014
Prommis Solutions, Inc. 1544 Old Alabama Road Roswell, GA 30076	Banking	Senior Secured Delayed Draw Term Loan	3.28% (LIBOR+3.00%)	2/9/2013	1,523
ReachOut Healthcare America Ltd 1904 W. Parkside Ln. Suite 201 Phoenix, AZ 85027	Healthcare, Education and Childcare	Senior Secured Term A	9.25% (LIBOR+5.00%)	8/22/2013	6,461
RedPrairie Corporation 20700 Swenson Drive Waukesha, WI 53186	Cargo Transport	Senior Secured Term Loan B	3.31% (LIBOR+3.00%)	7/20/2012	1,540
Regal Cinemas Corporation(3) 7132 Regal Lane Knoxville, Tennessee 37918	Leisure, Amusement, Motion Pictures, and Entertainment	Senior Secured Term Loan	4.00% (LIBOR+3.75%)	10/27/2013	1,517
The Service Companies, Inc. 660 Northwest 125 Street North Miami, FL 33168	S-Diversified Conglomerate Service	Senior Secured Term Loan A	10.00% (LIBOR+6.25%)	3/31/2014	5,837
The Sloan Company, Inc. 4445 Willard Avenue; 12th Floor Chevy Chase, MD 20815	Electronics	Second Lien Term Loan B	7.25% (Cash: LIBOR+5.50%) (PIK: 1.50%)	10/23/2012	2,391	(2)
Syrgis Holdings LLC 1025 Mary Laidley Drive Covington, KY 41017	Chemicals, Plastics and Rubber	Senior Secured Term A Loan	7.75% (LIBOR+5.50%)	8/31/2012	380
		Senior Secured Term B1 Loan	8.25% (LIBOR+6.00%)	8/30/2013	786
		Senior Secured Term C Loan	10.75% (LIBOR+8.50%)	2/28/2014	431
Tangent Rail Services, Inc. 101 West Station Square Drive Pittsburgh, PA 15219-1122	Cargo Transport	Senior Secured Term Loan A	7.70% (LIBOR+4.75%)	9/30/2014	6,149
		Senior Secured Term Loan B	6.81% (LIBOR+4.75%)	9/30/2014	3,217
Tecta America Corp. 5215 Old Orchard Road Suite 880 Skokie, IL 60077	Buildings and Real Estate	Senior Secured Revolver	8.0% (LIBOR+5.75%)	12/11/2011	366
Thermal Solutions LLC 94 Tide Mill Road Hampton, New Hampshire 03842	Aerospace and Defense	Senior Secured Term Loan A	4.00% (LIBOR+3.75%)	3/21/2011	194
		Senior Secured Term Loan B	4.50% (LIBOR+4.25%)	3/21/2012	1,797
Top Knobs USA, Inc. 170 Township Line Rd Hillsborough, NJ 08844	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Secured Term Loan A	9.00% (LIBOR+7.00%)	2/20/2014	3,109

Name and Address of Portfolio Company	Industry	Type of Investment	Interest(1)	Maturity	Fair Value (Dollars in Thousands)	Percentage of Class Held*
Trade Service Company, LLC 15445 Innovation Drive San Diego, CA 92128	Printing and Publishing	Unitranche Term Loan B	14.00%	1/22/2013	2,085
Tri-County Petroleum, Inc. State Route 1036 P.O. Box 108 Defiance, PA 16633	Oil and Gas	Senior Secured Term Loan B	4.51% (LIBOR+4.25%)	8/28/2013	3,500
Tritex Corporation 1500 Meriden Road Waterbury, CT 06705	Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Term Loan B	5.03% (LIBOR+4.75%)	5/1/2014	2,665
United Surgical Partners International, Inc. 15305 Dallas Parkway, Suite 1600 – LB 28 Addison, TX 75001	Healthcare, Education and Childcare	Senior Secured Delay Draw Term Loan	2.24% (LIBOR+2.00%)	4/19/2014	1,441
Ventyx Inc. 3301 Windy Ridge Parkway Suite 200 Atlanta, GA 30339	Utilities	Senior Secured First Lien	2.84% (LIBOR+2.50%)	6/8/2012	6,264
Vintage Parts, Inc. 120 Corporate Drive Beaver Dam, WI 53916	Diversified Conglomerate Manufacturing	Unitranche Term Loan A	5.75% (LIBOR+5.50%)	12/21/2013	7,784
Virginia Explosives & Drilling Company, Inc. P.O. Box 1198 Vansant, VA 24656	Diversified Natural Resources, Precious Metals and Minerals	Senior Secured Term Loan A	10.50% (LIBOR+7.00%)	5/5/2011	736
		Senior Secured Term Loan B	10.50% (LIBOR+7.00%)	10/31/2011	2,253
Wall Street Systems Holdings, Inc. 1290 Avenue of the Americas 22nd Floor New York, NY 10104	Finance	Senior Secured Term Loan A	9.50% (LIBOR+5.00%)	5/28/2013	8,214
West Corporation 11808 Miracle Hills Drive Omaha, NE 68154	Telecommuni- cations	Senior Secured Revolver	2.65% (LIBOR+2.00%)	10/24/2012	1,780
Zenith Products Corporation 400 Lukens Drive New Castle, DE 19720	Home and Office Furnishings, Housewares, and Durable Consumer	Unitranche Term Loan A	5.43% (LIBOR+5.00%)	9/26/2013	5,311
Total					$326,226

*	Calculated on a fully diluted basis.
(1)	All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or the Euro Interbank Offered Rate, or EURIBOR, and which reset daily, quarterly, monthly or semiannually. For each debt investment we have provided the current interest rate in effect as of December 31, 2009.
(2)	Fair value includes accrual of PIK interest on debt investment.
(3)	Public company
(4)	Non-registered investment company
(5)	Non-U.S. company or principal place of business outside of the United States

MANAGEMENT

Board of Directors and its Leadership Structure

Our business and affairs are managed under the direction of our board of directors. Upon completion of this offering, the board of directors is expected to consist of five members, three of whom are not “interested persons” of Golub Capital BDC, GC Advisors or their respective affiliates as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent directors.” We may also explore adding an additional independent director to the board of directors shortly after closing of this offering. The board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of the board of directors include quarterly valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.

Oversight of our investment activities extends to oversight of the risk management processes employed by GC Advisors as part of its day-to-day management of our investment activities. The board of directors anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of GC Advisors as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board of directors’ risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

The board of directors has established an audit committee and a nominating and corporate governance committee, and may establish additional committees from time to time as necessary. The scope of each committee’s responsibilities is discussed in greater detail below. Lawrence E. Golub, Chief Executive Officer of Golub Capital, and therefore an interested person of Golub Capital BDC, serves as Chairman of the board of directors. The board of directors believes that it is in the best interests of our investors for Mr. Golub to lead the board of directors because of his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described below. The board of directors does not have a lead independent director. However, William M. Webster IV, the chairman of the audit committee and the nominating and corporate governance committee, is an independent director and acts as a liaison between the independent directors and management between meetings of the board of directors and is involved in the preparation of agendas for board and committee meetings. The board of directors believes that its leadership structure is appropriate in light of the characteristics and circumstances of Golub Capital BDC because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The board of directors also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between GC Advisors and the board of directors.

Board of Directors

Under our certificate of incorporation and bylaws, our directors are divided into three classes. At each annual meeting, directors are elected for staggered terms of three years (other than the initial terms, which extend for up to three years), with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Term Expires
Interested Directors
Lawrence E. Golub	50	Chairman of the board of directors	2009	2013
David B. Golub	47	Chief Executive Officer	2009	2011
Independent Directors
Kenneth F. Bernstein	48	Director	2010	2012
Thomas E. Lynch	50	Director	2010	2012
William M. Webster IV	52	Director	2010	2013

The address for each of our directors is c/o Golub Capital BDC, 150 South Wacker Drive, Suite 800, Chicago, IL 60606.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Sean K. Coleman	40	Chief Financial Officer and Treasurer
Matthew S. Hardin	48	Chief Compliance Officer

The address for each of our executive officers is c/o Golub Capital, 150 South Wacker Drive, Suite 800, Chicago, IL 60606.

Biographical Information

The board of directors has determined that each of the directors is qualified to serve as our director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The board of directors has determined that each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. For the purposes of this presentation, our directors have been divided into two groups — independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

Kenneth F. Bernstein has been the chief executive officer of Acadia Realty Trust since 2001 and the president and a trustee since its formation in 1998. Mr. Bernstein is responsible for strategic planning as well as overseeing the day-to-day activities of Acadia Realty Trust including operations, acquisitions and capital markets. He has been an independent trustee of BRT Realty Trust since 2004. From 1990 to 1998, he served as chief operating officer of RD Capital, Inc. until its merger into Acadia Realty Trust. He was an associate with the New York law firm of Battle Fowler LLP, from 1986 to 1990. He has been a member of the National Association of Corporate Directors, International Council of Shopping Centers, National Association of Real Estate Investment Trusts, for which he serves on the Board of Governors, Urban Land Institute and the Real Estate Roundtable, where he is currently chairman of the Tax Policy Committee. Mr. Bernstein was also the founding chairman of the Young President’s Organization Real Estate Network, and is currently a member of its board of advisors. He holds a B.A. from the University of Vermont and a J.D. from Boston University School of Law.

Thomas Lynch is the founder and senior managing director of Mill Road Capital Management LLC, an investment management firm headquartered in Greenwich, Connecticut. Prior to forming Mill Road Capital Management LLC in 2004, Mr. Lynch was the founder and a managing director of Lazard Capital Partners, where he created the fund’s strategy and recruited the investment team. Prior to joining Lazard Capital Partners, Mr. Lynch was a managing director at The Blackstone Group and a consultant and project manager at Monitor Company, a management consulting firm. Mr. Lynch is currently a member of the board of directors of the Panera Bread Company (Nasdaq: PNRA), has served on the board of directors of Galaxy Nutritional Foods, Inc. and has been on the board of multiple private and not-for-profit companies in the past five years. He has a B.A. with honors in Political Economy and Philosophy from Williams College, an M.Phil in Politics from Oxford University and an M.B.A. from Stanford University.

William M. Webster IV is one of the co-founders of Advance America, Advance Cash Centers, Inc. and has served as a director since the company’s inception in 1997 and as the Chairman of the board of directors since August 2008, and previously from January 2000 through July 2004. He was the Chief Executive Officer of Advance America, Advance Cash Centers, Inc. from inception through August 2005. From May 1996 to May 1997, Mr. Webster served as Executive Vice President of Education Management Corporation and was responsible for corporate development, human resources, management information systems, legal affairs and government relations. From October 1994 to October 1995, Mr. Webster served as Assistant to the President of the United States and Director of Scheduling and Advance. Mr. Webster served as Chief of Staff to U.S. Department of Education Secretary Richard W. Riley from January 1993 to October 1994. From November 1992 to January 1993, Mr. Webster was Chief of Staff to Richard W. Riley as part of the Presidential Transition Team. Mr. Webster serves on the Board of Directors of LKQ Corporation (NYSE) and the Board of Advisors of Golub Capital. In addition, Mr. Webster serves on the Board of Trustees of Washington and Lee University and is the Chairman of the Board of Converse College. Mr. Webster is a 1979 summa cum laude graduate of Washington and Lee University and a Fulbright scholar. Mr. Webster is also a graduate of the University of Virginia School of Law.

Interested Directors

Lawrence E. Golub has served as Chairman of our board of directors since November 2009. Mr. Golub is also the Chief Executive Officer of Golub Capital, a company he founded in 1994. Mr. Golub previously spent ten years as a principal investor and investment banker. As a Managing Director of the Risk Merchant Bank at Bankers Trust Company, he applied derivative products to principal investing and merger and acquisitions transactions. As a Managing Director of Wasserstein Perella Co., Inc., he established that firm’s capital markets group and debt restructuring practice. As an officer of Allen & Company Incorporated, he engaged in principal investing, mergers and acquisitions advisory engagements and corporate finance transactions. Mr. Golub, a former White House Fellow, is active in charitable and civic organizations. He is one of three private Members of the Financial Control Board of the State of New York, Treasurer of the White House Fellows Foundation, President of the Harvard University J.D. — M.B.A. Alumni Association and a member of the Harvard University Committee on Science. He served for over 15 years as a trustee of Montefiore Medical Center, the university hospital of the Albert Einstein Medical School. He was also chairman of Mosholu Preservation Corporation, a developer and manager of low income housing in the Bronx. He also served for six years as a trustee of Horace Mann School. Mr. Golub earned his A.B. degree in Economics from Harvard College. He received an M.B.A. from Harvard Business School, where he was selected as a Baker Scholar, and a J.D. from Harvard Law School, where he served as an editor of the Harvard Law Review. Mr. Golub is the brother of David B. Golub, our Chief Executive Officer.

David B. Golub has served as our Chief Executive Officer since November 2009. Mr. Golub joined Golub Capital as Vice Chairman in January 2004, after having served as a director of affiliates of the firm since 1995. From 1995 through October 2003, Mr. Golub was a Managing Director of Centre Partners Management LLC, a leading private equity firm. He founded and served until 2004 as Chairman of Centre Pacific, LLC, a manager of leveraged loans and high yield bonds with over $3.0 billion under management. From 1995 through 2000, Mr. Golub also served as a Managing Director of Corporate Partners, a private equity fund affiliated with Lazard Fréres & Co. formed to acquire significant minority stakes in established companies. Mr. Golub was the first Chairman of the Board and is now Vice Chairman of the Michael J. Fox Foundation for Parkinson’s Research. He also serves on the board of directors of The Burton Corporation and has served on the board of numerous public and private companies. Mr. Golub earned his A.B. degree in Government from Harvard College. He received an M.Phil. in International Relations from Oxford University, where he was a Marshall Scholar, and an M.B.A. from Stanford Graduate School of Business, where he was named an Arjay Miller Scholar. Mr. Golub is the brother of Lawrence E. Golub, Chairman of our board of directors.

Executive Officers Who Are Not Directors

Sean K. Coleman has served as our Chief Financial Officer and Treasurer since March 2010. Mr. Coleman joined Golub Capital in September 2005 and held the title of Principal prior to becoming our CFO. Before he joined Golub Capital, Mr. Coleman was a partner at Commonwealth Principals LLC, a merchant bank that focused on acquiring and investing in small businesses. Mr. Coleman was also a managing director at Mercator Capital LLC, an investment banking firm, and a managing director of Yazam, Inc., a venture capital holding company. Previously, Mr. Coleman worked as an associate in investment banking at Goldman, Sachs & Co. After graduating from college, Mr. Coleman joined Wasserstein Perella & Co where he was a financial analyst. Mr. Coleman earned a B.A. in History from Princeton University and an M.B.A. with Distinction from Harvard Business School, where he received the Loeb Award for academic excellence in finance.

Matthew S. Hardin has served as our Chief Compliance Officer since March 2010 and is also the Chief Compliance Officer of our investment adviser, GC Advisors. Mr. Hardin also has served as Chief Compliance Officer of Stewart Capital Mid Cap Fund since 2009 and as owner and president of Hardin Compliance Consulting LLC since May 2006. Mr. Hardin served as the Chief Compliance Officer of PennantPark Investment Corporation, a business development company, and Magnetar Spectrum Fund from 2007 to 2008. From 1999 to 2006, Mr. Hardin was Chief Broker-Dealer Counsel at the PNC Financial Services Group, Inc. and was responsible for registered investment advisers, regulatory examinations and compliance oversights. Mr. Hardin graduated from Dayton University in 1983 and Pepperdine University School of Law in 1986. He earned an LL.M. in Federal Securities Law from the Georgetown University Law Center in 1988.

Audit Committee

The members of the audit committee are Kenneth F. Bernstein, Thomas E. Lynch and William M. Webster IV, each of whom meets the independence standards established by the SEC and Nasdaq for audit committees and is independent for purposes of the 1940 Act. William M. Webster IV serves as chairman of the audit committee. Our board of directors has determined that each of the members of our audit committee is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee will utilize the services of an independent valuation firm to help them determine the fair value of these securities.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Kenneth F. Bernstein and William M. Webster IV, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance regulations. William M. Webster IV serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

The nominating and corporate governance committee will consider nominees to the board of directors recommended by a stockholder, if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the board of directors, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Compensation Committee

We do not have a compensation committee because our executive officers do not receive any direct compensation from us. Decisions regarding executive compensation are made by the independent directors on our board.

Compensation of Directors

The following table shows information regarding the compensation expected to be received by our independent directors for the calendar year ending December 31, 2010. No compensation is paid to directors who are “interested persons.”

Name	Aggregate Compensation from Golub Capital BDC(1)	Pension or Retirement Benefits Accrued as Part of Our Expenses(2)	Total Compensation from Golub Capital BDC Paid to Director(1)
Independent Directors
Kenneth F. Bernstein	$70,000	—	$70,000
Thomas E. Lynch	$70,000	—	$70,000
William M. Webster IV	$80,000	—	$80,000
Interested Director
Lawrence E. Golub	—	—	—
David B. Golub	—	—	—

(1)	We are newly organized, and the amounts listed are estimated for the calendar year ending December 31, 2010. For a discussion of the independent directors’ compensation, see below.
(2)	We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

The independent directors will receive an annual fee of $60,000. They will also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular board of directors meeting and $500 for each special telephonic meeting. They also will receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and $500 for each telephonic committee meeting (provided that such compensation will only be paid if the committee meeting is not held on the same day as any regular board meeting). The chairman of the Audit Committee will receive an annual fee of $10,000. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors will have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are “interested persons.”

Investment Committee

The investment committee of GC Advisors responsible for our investments meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by GC Advisors on our behalf. In addition, the investment committee reviews and determines whether to make prospective investments identified by GC Advisors and monitors the performance of our investment portfolio.

Information regarding members of GC Advisors’ investment committee is as follows:

Name(1)	Age	Position
Lawrence E. Golub	50	Chairman of our board of directors
David B. Golub	47	Chief Executive Officer, Director
Gregory W. Cashman	44	Senior Managing Director of Golub Capital
Andrew H. Steuerman	41	Senior Managing Director of Golub Capital

(1)	The address for each member of the investment committee is c/o Golub Capital BDC, Inc., 150 South Wacker Drive, Suite 800, Chicago, IL 60606.

Members of GC Advisors’ Investment Committee Who Are Not Our Directors or Officers

Gregory W. Cashman has served on GC Advisors’ investment committee since the registration of GC Advisors as a registered investment advisor. Mr. Cashman is a Senior Managing Director of Golub Capital. Mr. Cashman co-heads Golub Capital’s Direct Lending Group, overseeing Underwriting, Deal Execution and Portfolio Management and is a member of the firm’s investment and watch list committees. Mr. Cashman also oversees Golub Capital’s Middle-market Club Investments business. Prior to joining Golub Capital in 1996, Mr. Cashman worked in various finance positions at Bristol Myers Squibb Co. from 1993 to 1996, and was named Manager of Business Development for the venture capital arm of Bristol Myers Squibb Co.’s Consumer Medicines Division. In that position, he was responsible for analyzing and negotiating investment and acquisition opportunities. Previously, Mr. Cashman spent four years as a senior accountant with Arthur Andersen & Co., serving emerging growth companies. He is a director or advisory director of a number of Golub Capital’s portfolio companies. Mr. Cashman graduated from the McIntire School of University of Virginia with a B.S. in Commerce and received an M.B.A. from the Darden School of Business.

Andrew H. Steuerman has served on GC Advisors’ investment committee since the registration of GC Advisors as a registered investment advisor. Mr. Steuerman is a Senior Managing Director of Golub Capital. Mr. Steuerman co-heads Golub Capital’s Direct Lending group, overseeing Origination, Deal Execution and Capital Markets and is a member of the firm’s investment and watch list committees. Prior to joining Golub Capital in 2004, Mr. Steuerman was a Managing Director at Albion Alliance from April 1998 to January 2004, where he originated, executed and supervised subordinated debt and equity investments for two private partnerships. Prior to Albion, Mr. Steuerman was a Vice President at Bankers Trust Alex Brown from 1997 to 1998 and an investment manager with New York Life Insurance Company from 1989 to 1997 in the Private Equity and Mezzanine Group. At New York Life, Mr. Steuerman was a senior member of the Private Equity Group managing leveraged senior loans, mezzanine investments, private equity securities and limited partnership assets. Mr. Steuerman graduated from Pace University with a B.B.A. in Finance and holds an M.B.A. in Finance from St. John’s University.

Portfolio Management

Each investment opportunity requires the consensus and generally receives the unanimous approval of GC Advisors’ investment committee. Follow-on investments in existing portfolio companies may require the investment committee’s approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the investment committee. The day-to-day management of investments approved by the investment committee will be overseen by Messrs. Lawrence and David Golub. Biographical information with respect to Messrs. Lawrence and David Golub is set out under “— Biographical Information.”

Each of Lawrence Golub and David Golub has ownership and financial interests in, and may receive compensation and/or profit distributions from, GC Advisors. Neither Lawrence Golub nor David Golub receives any direct compensation from us. As of the date of this prospectus (after giving effect to this offering and the Concurrent Private Placement), Lawrence Golub and David Golub each beneficially owned more than $1 million of our common stock. Lawrence Golub and David Golub are also primarily responsible for the day-to-day management of 13 other pooled investment vehicles and other accounts in which their affiliates receive incentive fees, with a total amount of $4.0 billion in assets under management. See “Control Persons and Principal Stockholders.”

MANAGEMENT AGREEMENTS

GC Advisors is located at 150 South Wacker Drive, Suite 800, Chicago, IL 60606. GC Advisors is registered as an investment adviser under the Advisers Act. All of the beneficial interests in GC Advisors are owned, indirectly, by two trusts. The trustee of those trusts is Stephen A. Kepniss, an individual who is not otherwise affiliated with GC Advisors or Golub Capital. Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, GC Advisors will manage our day-to-day operations and provide investment advisory services to us. Under the terms of the Investment Advisory Agreement, GC Advisors will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identify, evaluate and negotiate the structure of the investments we make
•	execute, close, service and monitor the investments we make;
•	determine the securities and other assets that we will purchase, retain or sell;
•	perform due diligence on prospective portfolio companies; and
•	provide us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Certain personnel of Golub Capital will conduct activities on our behalf directly through, and under the supervision of, GC Advisors. GC Advisors’ services under the Investment Advisory Agreement are not exclusive. Pursuant to a Staffing Agreement between Golub Capital and GC Advisors, Golub Capital has agreed to provide GC Advisors with the resources to fulfill its obligations under the Investment Advisory Agreement, including staffing by experienced investment professionals and access to the senior investment personnel of Golub Capital, including a commitment by each member of GC Advisors investment committee to serve in such capacity. These personnel services will be provided under the Staffing Agreement on a direct cost reimbursement basis to GC Advisors. Subject to the requirements of the 1940 Act, including the requirement to obtain stockholder approval, GC Advisors may enter into one or more sub-advisory agreements under which GC Advisors may obtain assistance in fulfilling its responsibilities under the Investment Advisory Agreement.

Management Fee

Pursuant to the Investment Advisory Agreement, we have agreed to pay GC Advisors a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee will ultimately be borne by our stockholders.

The base management fee is calculated at an annual rate of 1.375% of our average adjusted gross assets (excluding cash and cash equivalents and including assets purchased with borrowed funds). For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper maturing within 270 days of purchase.

We will pay our external manager an incentive fee. We have structured the calculation of the incentive fee to include a fee limitation such that an incentive fee for any quarter can only be paid to GC Advisors if, after such payment, the cumulative incentive fees paid to GC Advisors since becoming a business development company would be less than or equal to 20.0% of our Cumulative Pre-incentive Fee Net Income (as defined below).

We accomplish this limitation by subjecting each quarterly incentive fee payable on the “Income and Capital Gains Incentive Fee Calculation” (as defined below) to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap in any quarter is the difference between (a) 20.0% of Cumulative Pre-Incentive Fee Net Income and (b) cumulative incentive fees of any kind paid to GC Advisors by Golub Capital BDC since the effective date of our election to become a business development company. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, no incentive fee would be payable in that quarter. Cumulative Pre-Incentive Fee Net Income is equal to the sum of (a) Pre-Incentive Fee Net Investment Income for each period since the effective date of our election to become a business development company and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation since the effective date of our election to become a business development company. Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the calendar quarter (including the base management fee, taxes, any expenses payable under the Investment Advisory Agreement and the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash.

Incentive fees are calculated as below and payable quarterly in arrears (or, upon termination of the Investment Advisory Agreement, as of the termination date) (a “Performance Period”). GC Advisors is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued interest that we never actually receive.

Income and Capital Gain Incentive Fee Calculation

The income and capital gains incentive fee calculation (the “Income and Capital Gain Incentive Fee Calculation”) has two parts: the income component and the capital gains component. The income component is calculated quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter.

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the income component, it is possible that an incentive fee may be calculated under this formula with respect to a period in which we have incurred a loss. For example, if we receive Pre-Incentive Fee Net Investment Income in excess of the hurdle rate (as defined below) for a calendar quarter, the income component will result in a positive value and an incentive fee will be paid unless the payment of such incentive fee would cause us to pay incentive fees on a cumulative basis that exceed 20.0% of our Cumulative Pre-Incentive Fee Income.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% quarterly. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our Pre-Incentive Fee Net Investment Income and make it easier for GC Advisors to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our Pre-Incentive Fee Net Investment Income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.375% base management fee.

We calculate the income component of the Income and Capital Gain Incentive Fee Calculation with respect to our Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:

•	zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;
•	100.0% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide our external manager with 20.0% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

•	20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter.

The sum of these calculations yields the Income Incentive Fee. This amount is appropriately adjusted for any share issuances or repurchases during the quarter.

The following is a graphical representation of the calculation of the Income Incentive Fee calculation:

Quarterly Income Component of Income and Capital Gain Incentive Fee Calculation Based on Net Income

Pre-Incentive Fee Net Investment Income
(Expressed as a Percentage of the Value of Net Assets)

Percentage of Pre-Incentive Fee Net Investment Income Allocated to Income Component of Income and Capital Gain Incentive Fee Calculation

The second part of the Incentive Fee Calculation (the “Capital Gain Incentive Fee”) equals (a) 20.0% of our “Capital Gain Incentive Fee Base,” if any, calculated in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the year ending December 31, 2010, less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. Our Capital Gain Incentive Fee Base equals the sum of (1) our realized capital gains, if any, on a cumulative positive basis from the date of our election to become a business development company through the end of each calendar year, (2) all realized capital losses on a cumulative basis and (3) all unrealized capital depreciation on a cumulative basis.

•	The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.
•	The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.
•	The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

The sum of the Income Incentive Fee and the Capital Gain Incentive Fee will be the Incentive Fee.

Cap on Fees

The Incentive Fee will not be paid at any time if, after such payment, the cumulative Incentive Fees paid to date would be greater than 20.0% of our cumulative Pre-Incentive Fee Net Income since our election to be treated as a business development company. In this prospectus, we refer to such amount, less any Incentive Fees previously paid, as the Incentive Fee Cap. If, for any relevant period, the Incentive Fee Cap calculation results in our paying less than the amount of the Incentive Fee calculated above, then the difference between the Incentive Fee and the Incentive Fee Cap will not be paid by us, and will not be received by GC Advisors as an Incentive Fee either at the end of such relevant period or at the end of any future period. For the avoidance of doubt, we expect that our stockholders will benefit from a reduction in the amount of Incentive Fees that we pay, and that they pay indirectly, equal to the sum of the differences, if any, between the Incentive Fee and the Incentive Fee Cap.

Examples of Quarterly Incentive Fee Calculation

Example 1 — Income Related Portion of Incentive Fee(1):

Assumptions

Hurdle rate(2) = 2.00%

Management fee(3) = 0.344%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.35%

(1)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets. In addition, the example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is at least 8.0% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases).
(2)	Represents a quarter of the 8.0% annualized hurdle rate.
(3)	Represents a quarter of the 1.375% annualized management fee.
(4)	Excludes offering expenses.

Alternative 1

Additional Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 0.556%

Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.80%

Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.106%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	= 100% × “Catch- Up” + the greater of 0% AND (20% × (pre- incentive fee net investment income - 2.50%)
= (100% × (2.106% - 2.00%)) + 0%
= 100% × 0.106%
= 0.106%

Alternative 3

Additional Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.806%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=100% × “Catch- Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.50%)
= (100% × (2.50% - 2.00%)) + (20% × (2.806% - 2.50%))
= 0.50%+ (20% × 0.306%)
= 0.50%+ 0.061%
= 0.561%

Example 2 — Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

Year 1:	$20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)
Year 2:	Investment A is sold for $15 million and fair market value (“FMV”) of Investment B determined to be $29 million
Year 3:	FMV of Investment B determined to be $27 million
Year 4:	Investment B sold for $25 million

The capital gains portion of the incentive fee, if any, would be:

Year 1:	None (No sales transactions)
Year 2:	None (Sales transaction resulted in a realized capital loss on Investment A)
Year 3:	None (No sales transactions)
Year 4:	None (Sales transaction resulted in a realized capital loss on Investment B)

Each quarterly incentive fee payable on the “Income and Capital Gains Incentive Fee Calculation” is subject to the Incentive Fee Cap. Below are the necessary adjustments to the incentive fee payable to adhere to the Incentive Fee Cap.

Year 1:	No adjustment; no realized capital losses or unrealized capital depreciation
Year 2:	Investment A sold at a $5 million loss. Investment B has unrealized capital depreciation of $1 million. Therefore, we would not be paid on the $6 million realized/unrealized loss which would result in a lower incentive fee by $1.2 million.
Year 3:	Investment B has unrealized capital depreciation of $2 million. Therefore, we would not be paid on the $2 million unrealized capital depreciation which would result in a lower incentive fee by $400,000.
Year 4:	Investment B sold at a $5 million loss. Investment B was previously marked down by $3 million; therefore, we would realize a $5 million loss on Investment B and reverse the previous $3 million in unrealized capital depreciation. The net effect would be a loss of $2 million. We would not be paid on the $2 million loss which would result in a lower incentive fee by $400,000.

Alternative 2

Assumptions

Year 1:	$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
Year 2:	FMV of Investment A determined to be $18 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
Year 3:	Investment A sold for $18 million. FMV of Investment B determined to be $24 million and FMV of Investment C determined to be $25 million
Year 4:	FMV of Investment B determined to be $22 million. Investment C sold for $24 million.
Year 5:	Investment B sold for $20 million

Each quarterly incentive fee payable on the “Income and Capital Gains Incentive Fee Calculation” is subject to the Incentive Fee Cap. Below are the necessary adjustments to the incentive fee payable to adhere to the Incentive Fee Cap.

Year 1:	No adjustment; no realized capital losses or unrealized capital depreciation.
Year 2:	Investment A has unrealized capital depreciation of $2 million. Investment B has unrealized capital depreciation of $5 million. Therefore, we would not be paid on the $7 million unrealized capital depreciation which would result in a lower incentive fee by $1.4 million.
Year 3:	Investment B has additional unrealized capital depreciation of $1 million. Therefore, we would not be paid on the $1 million unrealized capital depreciation which would result in a lower incentive fee by $200,000
Year 4:	Investment B has additional unrealized capital depreciation of $2 million. Investment C sold at a $1 million realized loss. Therefore, we would not be paid on the $3 million realized/unrealized loss which would result in a lower incentive fee by $600,000.
Year 5:	Investment B sold at a $10 million loss. Investment B was previously marked down by $8 million; therefore, we would realize a $10 million loss on Investment B and reverse the previous $8 million in unrealized capital depreciation. The net effect would be a loss of $2 million. We would not be paid on the $2 million loss which would result in a lower incentive fee by $400,000.

The capital gains portion of the incentive fee, if any, would be:

Year 1:	None (No sales transactions)
Year 2:	None (No Sales transactions)
Year 3:	None (Sales transaction resulted in a realized capital loss on Investment A)
Year 4:	None (Sales transaction resulted in a realized capital loss on Investment C)
Year 5:	None (Sales transaction resulted in a realized capital loss on Investment B)

Alternative 3

Assumptions

Year 1:	$25 million investment made in Company A (“Investment A”), and $20 million investment made in Company B (“Investment B”)
Year 2:	Investment A is sold for $30 million and fair market value (“FMV”) of Investment B determined to be $22 million
Year 3:	FMV of Investment B determined to be $23 million
Year 4:	Investment B sold for $23 million

The capital gains portion of the incentive fee, if any, would be:

Year 1:	None (No sales transactions)
Year 2:	$1 million (20% multiplied by $5 million realized capital gains on sale of Investment A)
Year 3:	None (No sales transactions)
Year 4:	$600,000 (20% multiplied by $8 million realized capital gains on sale of Investment A and Investment B) less $1 million (Capital Gains Fee paid in year 2).

Each quarterly incentive fee payable on the “Income and Capital Gains Incentive Fee Calculation” is subject to the Incentive Fee Cap. Below are the necessary adjustments to the incentive fee payable to adhere to the Incentive Fee Cap.

Year 1:	No adjustment necessary.
Year 2:	No adjustment necessary. Please note we would not be paid on the $2 million unrealized gain on Investment B.
Year 3:	No adjustment necessary. Please note we would not be paid on the $1 million unrealized gain on Investment B.
Year 4:	No adjustment necessary.

Payment of Our Expenses

All investment professionals of GC Advisors and/or its affiliates, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, will be provided and paid for by GC Advisors and not by us. We will bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation, those relating to:

•	organization and offering;
•	calculating our net asset value (including the cost and expenses of any independent valuation firm);
•	fees and expenses incurred by GC Advisors payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments;
•	interest payable on debt, if any, incurred to finance our investments and expenses related to unsuccessful portfolio acquisition efforts;
•	offerings of our common stock and other securities;
•	investment advisory and management fees;
•	administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between us and GC Service based upon our allocable portion of GC Service’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief compliance officer, chief financial officer and their respective staffs);
•	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with evaluating and making, investments in portfolio companies, including costs associated with meeting financial sponsors;
•	transfer agent, dividend agent and custodial fees and expenses;
•	federal and state registration fees;
•	all costs of registration and listing our shares on any securities exchange;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	costs of preparing and filing reports or other documents required by the SEC or other regulators;
•	costs of any reports, proxy statements or other notices to stockholders, including printing costs;
•	costs associated with individual or group stockholders;
•	our allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;
•	proxy voting expenses; and
•	all other expenses incurred by us or GC Service in connection with administering our business.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons.” The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by GC Advisors and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty. See “Risk Factors — Risks Relating to our Business and Structure — We are dependent upon key personnel of GC Advisors for our future success and upon their access to the investment professionals and partners of Golub Capital and its affiliates.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GC Advisors and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GC Advisors’ services under the Investment Advisory Agreement or otherwise as our investment adviser.

Board Approval of the Investment Advisory Agreement

Our board approved the Investment Advisory Agreement at its first meeting, held on March 5, 2010. A discussion regarding the basis for our board of directors’ approval of our Investment Advisory Agreement will be included in our first quarterly report on Form 10-Q filed subsequent to completion of this offering.

Administration Agreement

Pursuant to an Administration Agreement, GC Service will furnish us with office facilities and equipment and clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Administration Agreement, GC Service will perform, or oversee the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, GC Service will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, GC Service will also provide managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance. Payments under the Administration Agreement will be equal to an amount based upon our allocable portion (subject to the review and approval of our board of directors) of GC Service’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. In addition, if requested to provide significant managerial assistance to our portfolio companies, GC Service will be paid an additional amount based on the services provided, which shall not exceed the amount we receive from such portfolio companies for providing this assistance. The Administration Agreement will have an initial term of two years and may be renewed with the approval of our board of directors. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that GC Service outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to GC Service.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GC Service and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GC Service’s services under the Administration Agreement or otherwise as our administrator.

License Agreement

We have entered into a license agreement with Golub Capital Management LLC under which Golub Capital Management LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Golub Capital”. Under this agreement, we will have a right to use the “Golub Capital” name for so long as GC Advisors or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Golub Capital” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with GC Advisors is in effect.

Staffing Agreement

We do not have any internal management capacity or employees. We will depend on the diligence, skill and network of business contacts of the senior professionals of GC Advisors to achieve our investment objective. GC Advisors is an affiliate of Golub Capital and will depend upon access to the investment professionals and other resources of Golub Capital and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. GC Advisors will also depend upon Golub Capital to obtain access to deal flow generated by the professionals of Golub Capital and its affiliates. Under a Staffing Agreement between Golub Capital and GC Advisors, Golub Capital has agreed to provide GC Advisors with the resources necessary to fulfill these obligations. The Staffing Agreement provides that Golub Capital will make available to GC Advisors experienced investment professionals and access to the senior investment personnel of Golub Capital for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Staffing Agreement also includes a commitment that the members of GC Advisors’ investment committee will serve in such capacity. The Staffing Agreement will have an initial term of two years and will be renewable thereafter on an annual basis. Services under the Staffing Agreement will be provided to GC Advisors on a direct cost reimbursement basis, and such fees will not be our obligation.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

We have entered into agreements with GC Advisors, in which our senior management and members of GC Advisors’ investment committee have ownership and financial interests. Members of our senior management and members of the investment committee also serve as principals of other investment managers affiliated with GC Advisors that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. In addition, our executive officers and directors and the members of GC Advisors and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. For example, GC Advisors currently manages an entity that is continuing to seek capital commitments and will pursue an investment strategy similar to our strategy, and we may compete with this and other entities managed by GC Advisors and its affiliates for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by GC Advisors or its affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, GC Advisors intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with GC Advisors’ allocation policy, investment objective and strategies so that we are not disadvantaged in relation to any other client. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns.” GC Advisors has agreed with our board of directors that allocations among us and other investment funds affiliated with GC Advisors will be made based on capital available for investment in the asset class being allocated. We expect that our available capital for investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, and the targeted leverage level and targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, rules, regulations or interpretations.

GC Advisors and its affiliates have both subjective and objective procedures and policies in place and designed to manage the potential conflicts of interest between GC Advisors’ fiduciary obligations to us and its similar fiduciary obligations to other clients. For example, such policies and procedures are designed to ensure that investment opportunities are allocated in a fair and equitable manner among us and their other clients. An investment opportunity that is suitable for multiple clients of GC Advisors and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that GC Advisors’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

GC Advisors has historically managed, and currently manages investment vehicles with similar or overlapping investment strategies, has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by our adviser and its affiliates. When we invest alongside such other accounts as permitted, such investments are made consistent with GC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by GC Advisors and approved by our board of directors, including all of our independent directors. The allocation policy further provides that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities managed by GC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, GC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. GC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods.

We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that we will obtain any such order. See “Regulation.” We and GC Advisors have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by GC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

Our senior management, members of GC Advisors’ investment committee and other investment professionals from GC Advisors may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

We have entered into an Investment Advisory Agreement with GC Advisors and will pay GC Advisors a management fee and incentive fee. The incentive fee will be computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for GC Advisors to invest in certain types of securities. Additionally, we rely on investment professionals from GC Advisors to assist our board of directors with the valuation of our portfolio investments. GC Advisors’ management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of GC Advisors are involved in the valuation process for our portfolio investments.

We have entered into a license agreement with Golub Capital Management LLC under which Golub Capital Management LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Golub Capital.”

We have entered into an Administration Agreement, pursuant to which GC Service furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under our Administration Agreement, GC Service performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. GC Advisors is the sole member of and controls GC Service.

GC Advisors is an affiliate of Golub Capital, with whom it has entered into the Staffing Agreement. Under this agreement Golub Capital will make available to GC Advisors experienced investment professionals and access to the senior investment personnel and other resources of Golub Capital and its affiliates. The Staffing Agreement should provide GC Advisors with access to deal flow generated by the professionals of Golub Capital and its affiliates and commits the members of GC Advisors’ investment committee to serve in that capacity. GC Advisors intends to capitalize on what we believe to be the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital’s investment professionals

On December 23, 2009, our wholly owned subsidiary and predecessor, GCMF, agreed to distribute six portfolio assets to Golub Capital BDC LLC. Golub Capital BDC LLC then distributed these portfolio assets to the three Capital Companies pro rata in accordance with the ownership interest in Golub Capital BDC LLC held by each of the Capital Companies. The Capital Companies made an aggregate cash contribution of $21.3 million to us, which we subsequently contributed to GCMF. Under the terms of the Existing Credit Facility, we were required to complete the distribution of these assets based on their par value, and the $21.3 million aggregate cash contribution by the Capital Companies represented the par value of the distributed assets. At the time of the transfer, the aggregate fair value of such distributed assets was $13.5 million.

On February 5, 2010, GEMS entered into an agreement to purchase 195 limited liability company interests in Golub Capital BDC LLC for cash, resulting in aggregate net cash proceeds to us of $25.0 million. Investors in GEMS include employees and management of Golub Capital and its affiliates as well as a small number of long-time investors in funds sponsored by Golub Capital.

In connection with the GC Private Placement, we entered into a registration rights agreement with respect to 1,752,048 million shares to be acquired by GEMS as part of the BDC Conversion. We and GEMS have agreed to terminate this registration rights agreement.

Concurrently with the closing of this offering, we will sell to certain existing investors in entities advised by affiliates of Golub Capital and to certain of our officers and directors, their immediate family members or entities owned by, or family trusts for the benefit of, such persons, in a separate private placement 1,322,581 shares of our common stock at the initial public offering price per share, resulting in aggregate net cash proceeds to us of $20.5 million.

Each of GEMS and the Capital Companies has agreed that it may not vote proxies or give consents sought by us with respect to any entity or portfolio investment for which GC Advisors or any affiliate of GC Advisors is the general partner, managing member or investment adviser. Rather, such votes will be cast or consents given as instructed by the partners or members of GEMS or a Capital Company, as applicable, based on such partner’s or member’s proportional interest therein. The partners and members that are not affiliated with us comprise more than 90% of such persons. Each of GEMS and the Capital Companies will inform its partners or members, as applicable, of any matter requiring such a vote or consent and will provide them with copies of all related proxy materials and similar information.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering and the Concurrent Private Placement, there will be 8,984,863 shares of common stock outstanding and four stockholders of record. The following table sets out certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote five percent or more of our outstanding common stock, each of our directors and officers and all officers and directors as a group.

		Percentage of Common Stock Outstanding
		Immediately Prior to This Offering and the Concurrent Private Placement		Immediately After This Offering and the Concurrent Private Placement(1)
Name and Address	Type of Ownership	Shares Owned	Percentage	Shares Owned	Percentage
Golub Capital Management LLC(2)	Beneficial	7,232,815	80.5	7,232,815	39.3
GC Advisors LLC(3)	Beneficial	1,752,048	19.5	1,752,048	9.5
Lawrence E. Golub(4)(5)	Beneficial	8,984,863	100.0	9,118,196	49.5
David B. Golub(4)(5)	Beneficial	8,984,863	100.0	9,051,530	49.2
Kenneth F. Bernstein(4)	Beneficial	0	*	16,129	*
Thomas E. Lynch(4)	Beneficial	0	*	9,677	*
William M. Webster IV(4)	Beneficial	59,903	*	124,419	*
Sean K. Coleman(4)	Beneficial	9,478	*	41,736	*
Matthew S. Hardin(4)	N/A	0	*	0	*
All officers and directors as a group (7 persons)	Beneficial	8,984,863	100.0%	9,307,444	50.6%

*	Represents less than 1.0%.
(1)	Assumes issuance of 8,100,000 shares of common stock offered by this prospectus. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ overallotment option.
(2)	The address of Golub Capital Management LLC is 150 South Wacker Drive, Suite 800, Chicago, IL 60606. Golub Capital Management LLC serves as investment adviser to Golub Capital Company IV, LLC. By virtue of its investment power over securities held by Golub Capital Company IV, LLC, Golub Capital Management LLC may be deemed to have beneficial ownership over the 1,981,791 shares of Golub Capital BDC, Inc. indirectly owned by Golub Capital Company IV, LLC although voting rights to such securities have been passed through to the members of Golub Capital Company IV, LLC. Golub Capital Management LLC serves as investment adviser to Golub Capital Company V LLC. By virtue of its investment power over securities held by Golub Capital Company V LLC, Golub Capital Management LLC may be deemed to have beneficial ownership over the 3,486,217 shares of Golub Capital BDC, Inc. indirectly owned by Golub Capital Company V LLC although voting rights to such securities have been passed through to the members of Golub Capital Company V LLC. Golub Capital Management LLC serves as investment adviser to Golub Capital Company VI LLC. By virtue of its investment power over securities held by Golub Capital Company VI LLC, Golub Capital Management LLC may be deemed to have beneficial ownership over the 1,764,807 shares of Golub Capital BDC, Inc. indirectly owned by Golub Capital Company VI LLC although voting rights to such securities have been passed through to the members of Golub Capital Company VI LLC.
(3)	The address of GC Advisors is 150 South Wacker Drive, Suite 800, Chicago, IL 60606. GC Advisors serves as investment adviser to GEMS. By virtue of its investment power over securities held by GEMS, GC Advisors may be deemed to have beneficial ownership over the 1,752,048 shares of Golub Capital BDC, Inc. indirectly owned by GEMS although voting rights to such securities have been passed through to the limited partners of GEMS.
(4)	The address for each of our officers and directors is c/o Golub Capital BDC, Inc., 150 South Wacker Drive, Suite 800, Chicago, IL 60606.
(5)	Messrs. Lawrence E. Golub and David B. Golub are control persons of Golub Capital Management LLC and GC Advisors. The shares of common stock shown in the above table as being owned by each named individual reflect the fact that, due to their control of such entities as well as their ownership interests in the Capital Companies and GEMS, each may be viewed as having investment power over 8,984,863 shares of common stock indirectly owned by such entities although voting rights to such securities have been passed through to the respective members and limited partners. Messrs. Lawrence E. Golub and David B. Golub disclaim beneficial ownership of such shares of common stock except to the extent of their respective pecuniary interests therein. In addition, the immediate family members or entities owned by, or family trusts for the benefit of, the families of Messrs. Lawrence E. Golub and David B. Golub purchased 133,333 and 66,667 shares, respectively, in the Concurrent Private Placement, and Messrs. Lawrence E. Golub and David B. Golub may be deemed as having investment power over such shares.

The following table sets out the dollar range of our equity securities beneficially owned by each of our directors upon completion of this offering and the Concurrent Private Placement. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Golub Capital BDC(1)
Independent Directors
Kenneth F. Bernstein	Over $100,000
Thomas E. Lynch	Over $100,000
William M. Webster IV	Over $100,000
Interested Directors
Lawrence E. Golub	Over $100,000
David B. Golub	Over $100,000

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available are valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors based on the input of Management and the audit committee. In addition, the board of directors will retain one or more independent valuation firms to review the valuation of each portfolio investment for which a market quotation is not available at least once during each 12-month period. We also have adopted SFAS 157 (ASC Topic 820). This accounting statement requires us to assume that the portfolio investment is assumed to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with SFAS 157 (ASC Topic 820), the market in which we can exit portfolio investments with the greatest volume and level activity is considered our principal market.

The valuation process will be conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by one or more independent valuation firm each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation.

A readily available market value is not expected to exist for many of the investments in our portfolio, and we will value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the company will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations currently assigned. See “Risk Factors — Risks Related to our Investments — Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.”

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process will begin with each portfolio company or investment being initially valued by investment professionals of GC Advisors responsible for credit monitoring.
•	Preliminary valuation conclusions will then be documented and discussed with our senior management and GC Advisors.
•	The audit committee of our board of directors will review these preliminary valuations.
•	At least once annually, the valuation for each portfolio investment will be reviewed by an independent valuation firm.

•	The board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith.

In following these approaches, the types of factors that are taken into account in fair value pricing investments include, as relevant, but are not limited to: available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Select Market on the date of such distribution. The market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholder will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of the participant’s statement and sending it to the plan administrator at the address below.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the Plan Administrator’s Interactive Voice Response System at (888) 777-0324.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirement”). For this purpose, however, any ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end. We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

Any underwriting fees paid by us are not deductible. We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees directly or indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income (currently eligible for the 15% maximum rate (through 2010) in the case of U.S. individual stockholders) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. For the tax years beginning on or before December 31,

2010, to the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum federal tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum federal tax rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum federal tax rate of 15% through 2010) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders currently (through 2010) are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

There are current legislative proposals that would, if adopted, increase tax rates on income classified as dividends or capital gains. It is unclear whether, or in what form, these proposals may be enacted, however, any change to the tax rates may have an effect on a stockholder’s net gain.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Under a provision that expired for taxable years beginning after December 31, 2009, properly designated dividends received by a Non-U.S. stockholder are generally exempt from U.S. federal withholding tax when they (1) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) were paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). If such provision is renewed, depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts. As discussed above, this exemption from withholding for interest-related and short term capital gain dividends has expired for tax years beginning after December 31, 2009. It is unclear whether such exemption will be renewed and, even if renewed, it may again be subject to expiration.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares of our common stock may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares of our common stock.

The current presidential administration (the “Administration”) has recently proposed legislation that would limit the ability of non-U.S. investors to claim relief from U.S. withholding tax with respect to dividends paid on the shares, if such investors hold the shares through a non-U.S. intermediary that is not a “qualified intermediary.” The Administration’s proposals also would limit the ability of certain non-U.S. entities to claim relief from U.S. withholding tax in respect of dividends paid to such non-U.S. entities unless those entities have provided documentation of their beneficial owners to the withholding agent. A third proposal would impose a 20% withholding tax on the gross proceeds of the sale of shares effected through a non-U.S. intermediary that is not a qualified intermediary and that is not located in a jurisdiction with which the United States has a comprehensive income tax treaty having a satisfactory exchange of information provision. A non-U.S. investor generally would be permitted to claim a refund to the extent any tax withheld exceeded the investor’s actual tax liability. The full details of these proposals have not yet been made public, although the Administration’s summary of these proposals generally indicates that they are not intended to disrupt ordinary and customary market transactions. It is unclear whether, or in what form, these proposals may be enacted. Non-U.S. holders are encouraged to consult with their tax advisors regarding the possible implications of the Administration’s proposals on their investment in respect of the shares of our common stock.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share. There is currently no market for our common stock, and we can offer no assurances that a market for our shares of common stock will develop in the future. Our common stock has been approved for quotation on The Nasdaq Global Select Market under the ticker symbol “GBDC” subject to official notice of issuance. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities upon completion of the BDC Conversion:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000	—	8,984,863
Preferred Stock	1,000,000	—	—

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.

Preferred Stock

Our certificate of incorporation authorizes our board of directors to classify and reclassify any unissued shares of preferred stock into other classes or series of preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The indemnification of our officers and directors is governed by Section 145 of the DGCL, our certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the registrant or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Our bylaws provide for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing.

Delaware Anti-Takeover Law

The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or
•	on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;
•	any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;
•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;
•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or
•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Election of Directors

Our certificate of incorporation and bylaws provide that the affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy at an annual or special meeting of stockholders and entitled to vote thereat will be required to elect a director. Under our certificate of incorporation, our board of directors may amend the bylaws to alter the vote required to elect directors.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board such as our board of directors may be removed only for cause. Under our certificate of incorporation and bylaws, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Action by Stockholders

Under our certificate of incorporation stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only by or at the direction of the board of directors, and provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings

Our certificate of incorporation and bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. In addition, in lieu of such a meeting, any such action may be taken by the unanimous written consent of our stockholders. Our certificate of incorporation and bylaws also provide that, except as otherwise required by law, special meetings of the stockholders can only be called by the chairman of the board, the chief executive officer or the board of directors. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board of directors. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of Special Meetings of Stockholders

Our certificate of incorporation and bylaws provide that special meetings of stockholders may be called by our board of directors, the chairman of the board and our chief executive officer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

We are a business development company under the 1940 Act and intend to elect to be treated as a RIC under the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:
•	is organized under the laws of, and has its principal place of business in, the United States;
•	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
•	satisfies either of the following:
•	does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or
•	is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.
(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(5)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, when the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. GC Service will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. GC Advisors will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to our Business and Structure — Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.”

Codes of Ethics

We and GC Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to GC Advisors. The Proxy Voting Policies and Procedures of GC Advisors are set out below. The guidelines are reviewed periodically by GC Advisors and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, GC Advisors has a fiduciary duty to act solely in our best interests. As part of this duty, GC Advisors recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

GC Advisors’ policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

GC Advisors votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. GC Advisors reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases GC Advisors will vote in favor of proposals that GC Advisors believes are likely to increase the value of the portfolio securities we hold. Although GC Advisors will generally vote against proposals that may have a negative effect on our portfolio securities, GC Advisors may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by GC Advisors’ Chairman and Vice Chairman. To ensure that GC Advisors’ vote is not the product of a conflict of interest, GC Advisors requires that (1) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how GC Advisors intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, GC Advisors will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information about how GC Advisors voted proxies by making a written request for proxy voting information to: Golub Capital BDC, Inc., Attention: Investor Relations, 150 South Wacker Drive, Suite 800, Chicago, IL 60606, or by calling Golub Capital BDC, Inc. collect at (312) 205-5050. The SEC also maintains a website at www.sec.gov that contains such information.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of GC Advisors and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to Golub Capital BDC or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and GC Advisors will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company prohibition on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, we only expect to co-invest on a concurrent basis with other funds advised by GC Advisors when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. If opportunities arise that would otherwise be appropriate for us and for another fund advised by GC Advisors to invest in different securities of the same issuer, GC Advisors will need to decide which fund will proceed with the investment. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which another fund advised by GC Advisors has previously invested.

We and GC Advisors intend to submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments because we believe that it will be advantageous for us to co-invest with funds managed by GC Advisors where such investment is consistent with our investment objectives, investment positions, investment policies, investment strategies, investment restrictions, regulatory requirements and other pertinent factors. We believe that co-investment by us and funds managed by GC Advisors may afford us additional investment opportunities and the ability to achieve greater diversification. Accordingly, any application would seek an exemptive order permitting us to negotiate more than price terms when investing with funds managed by GC Advisors in the same portfolio companies.

Moreover, if we elect to seek exemptive relieve, it is expected that we would undertake that, in connection with any commitment to a co-investment, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors would make certain conclusions, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment strategies and policies. There is no assurance that an application for exemptive relief, if sought by us, would be granted by the SEC or that, if granted, it will be on the terms set forth above.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that act.

Small Business Investment Company Regulations

Golub Capital has managed SBICs licensed by the SBA for more than 14 years and currently operates two SBIC licensees, both of which are exempt from registration as investment companies under Section 3(c)(1) or Section 3(c)(7) of the 1940 Act. After receiving a letter of invitation from the Investment Division of the SBA, Golub Capital has applied for a license to form a third SBIC. Shortly after the closing of the offering, Golub Capital intends to amend its pending application, or to submit a new application, so that one of our subsidiaries will be the applicant for the new SBIC license.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBIC regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

Under present SBIC regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18 million and have average annual net income after U.S. federal income taxes not exceeding $6 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 20% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6 million and have average annual net income after U.S. federal income taxes not exceeding $2 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBIC regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the primary industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once a SBIC has invested in a company, it may continue to make follow on investments in the company, regardless of the size of the company at the time of the follow on investment, up to the time of the company’s initial public offering, if any.

The SBA prohibits a SBIC from providing funds to small businesses for certain purposes, such as relending or investing outside the United States, to businesses engaged in a few prohibited industries and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, a SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates.

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by a SBIC in a portfolio company). Although prior regulations prohibited an SBIC from controlling a small business concern except in limited circumstances, regulations adopted by the SBA in 2002 now allow a SBIC to exercise control over a small business for a period of up to seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

The SBA restricts the ability of a SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of a SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of a SBIC, whether through ownership, contractual arrangements or otherwise.

A SBIC (or group of SBICs under common control) may generally have outstanding debentures guaranteed by the SBA in amounts up to twice the amount of the privately raised funds of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest and do not require any principal payments prior to maturity.

The recently enacted American Recovery and Reinvestment Act of 2009, or the 2009 Stimulus Bill, contains several provisions applicable to SBIC funds. One of the key SBIC-related provisions included in the 2009 Stimulus Bill increased the maximum amount of combined SBIC leverage, or the SBIC leverage cap, to $225 million for affiliated SBIC funds. The prior maximum amount of SBIC leverage available to affiliated SBIC funds was approximately $137 million, as adjusted annually based upon changes in the Consumer Price Index. Due to the increase in the maximum amount of SBIC leverage available to affiliated SBIC funds, we, through our SBIC subsidiary, would have access to incremental SBIC leverage to support our future investment activities.

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBIC regulations in the following limited types of securities: (1) direct obligations of, or obligations guaranteed as to principal and interest by, the U.S. government, which mature within 15 months from the date of the investment; (2) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (3) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (4) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (5) a checking account in a federally insured institution; or (6) a reasonable petty cash fund.

SBICs are periodically examined and audited by the SBA’s staff to determine their compliance with SBIC regulations and are periodically required to file certain forms with the SBA.

Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering and the Concurrent Private Placement, 18,407,444 shares of our common stock will be outstanding, assuming no exercise of the underwriters’ overallotment option. Of these shares, approximately 8,100,000 shares, less any shares purchased by our affiliates in this offering, will be freely tradeable without restriction or limitation under the Securities Act. Any shares purchased in this offering and the Concurrent Private Placement by our affiliates, as that term is defined in the Securities Act, will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act.

In general, under Rule 144 as currently in effect, if six months have elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities and we are subject to the Exchange Act periodic reporting requirements for at least three months prior to the sale. However, the number of securities sold by such person within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding; or
•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 also are subject to certain manners of sale provisions, notice requirements and the availability of current public information about us. No assurance can be given as to (1) the likelihood that an active market for our common stock will develop, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. See “Risk Factors — Risks Relating to this Offering.”

Lock-Up Agreements

During the period from the date of this prospectus continuing through the date 180 days after the date of this prospectus, we, GC Advisors, GC Service, our officers and directors, our other stockholders and investors in the Concurrent Private Placement have agreed with the representatives of the underwriters, subject to certain exceptions, not to:

(1)	offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of our common stock or any securities convertible into or exercisable or exchangeable for common stock, whether now owned or hereafter acquired, or
(2)	enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any common stock or any securities convertible into or exercisable or exchangeable for any common stock.

Moreover, if (1) during the last 17 days of such 180-day restricted period, we issue an earnings release or material news or a material event relating to us occurs or (2) prior to the expiration of such 180-day restricted period, we announce that we will release earnings results or become aware that material news or a material event will occur during the 16-day period beginning on the last day of such 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the occurrence of the material news or material event, as the case may be, unless the representatives of the underwriters waive, in writing, such extension.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by U.S. Bank National Association pursuant to a custody agreement. The principal business address of U.S. Bank National Association Corporate Trust Services is One Federal Street, 3rd Floor, Boston, Massachusetts 02110, telephone: (617) 603-6538. American Stock Transfer & Trust Company, LLC will serve as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 59 Maiden Lane, Plaza Level, New York, New York 10038, telephone: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, GC Advisors will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. GC Advisors does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. GC Advisors generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, GC Advisors may select a broker based upon brokerage or research services provided to GC Advisors and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if GC Advisors determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

We are offering the shares of common stock described in this prospectus through a number of underwriters. Wells Fargo Securities, LLC and UBS Securities LLC are acting as representatives of the underwriters. We have entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, we have agreed to sell to the underwriters, and each underwriter has severally agreed to purchase, at the public offering price less the underwriting discounts and commissions set forth on the cover page of this prospectus, the number of shares of common stock listed next to its name in the following table:

Underwriter	Number of Shares
Wells Fargo Securities, LLC
UBS Securities LLC
Stifel, Nicolaus & Company, Incorporated
BMO Capital Markets Corp.
RBC Capital Markets Corporation
Janney Montgomery Scott LLC
Total	8,100,000

The underwriters are committed to purchase all the shares of common stock offered by us if they purchase any shares. The underwriting agreement also provides that if an underwriter defaults, the purchase commitments of non-defaulting underwriters may also be increased or the offering may be terminated.

Over-Allotment Option

The underwriters have an option to buy up to 1,215,000 additional shares of common stock from us to cover sales of shares by the underwriters which exceed the number of shares specified in the table above. The underwriters have 30 days from the date of this prospectus to exercise this overallotment option. If any shares are purchased with this overallotment option, the underwriters will purchase shares in approximately the same proportion as shown in the table above. If any additional shares of common stock are purchased, the underwriters will offer the additional shares on the same terms as those on which the shares are being offered.

The underwriters propose to offer the shares of common stock directly to the public at the initial public offering price set forth on the cover page of this prospectus and to certain dealers at that price less a concession not in excess of $0.65 per share. Any such dealers may resell shares to certain other brokers or dealers at a discount of up to $   per share from the initial public offering price. After the initial public offering of the shares, the offering price and other selling terms may be changed by the underwriters. Sales of shares made outside of the United States may be made by affiliates of the underwriters. The representatives have advised us that the underwriters do not intend to confirm discretionary sales in excess of 5% of the shares of common stock offered in this offering.

Commissions and Discounts

The underwriting fee is equal to the public offering price per share of common stock less the amount paid by the underwriters to us per share of common stock. The underwriting fee is      per share. The following table shows the per share and total underwriting discounts and commissions to be paid to the underwriters assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares.

	Per share		Total
	Without Over-Allotment	With Over-Allotment	Without Over-Allotment	With Over-Allotment
Public offering price	$	$	$	$
Sales load (underwriting discounts and commissions)	$	$	$	$
Proceeds before expenses	$	$	$	$

We estimate that the total expenses of this offering, including registration, filing and listing fees, printing fees and legal and accounting expenses, but excluding the underwriting discounts and commissions, will be approximately $2.0 million, or approximately $0.25 per share excluding the over-allotment and approximately $0.21 per share including the over-allotment. All of these offering expenses will be borne indirectly by investors in this offering and, therefore, immediately reduce the net asset value of each investor’s shares.

Lock-Up Agreements

During the period from the date of this prospectus continuing through the date 180 days after the date of this prospectus, we, GC Advisors, GC Service, our officers and directors, our other existing stockholders and investors in the Concurrent Private Placement have agreed with the representatives of the underwriters, subject to certain exceptions, not to:

(1)	offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of our common stock or any securities convertible into or exercisable or exchangeable for common stock, whether now owned or hereafter acquired, or
(2)	enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any common stock or any securities convertible into or exercisable or exchangeable for any common stock.

Moreover, if (1) during the last 17 days of such 180-day restricted period, we issue an earnings release or material news or a material event relating to us occurs or (2) prior to the expiration of such 180-day restricted period, we announce that we will release earnings results or become aware that material news or a material event will occur during the 16-day period beginning on the last day of such 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the occurrence of the material news or material event, as the case may be, unless the representatives of the underwriters waive, in writing, such extension.

Price Stabilizations and Short Positions

In connection with the offering, Wells Fargo Securities, LLC, on behalf of the underwriters, may purchase and sell shares of common stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve sales by the underwriters of common stock in excess of the number of shares required to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ over-allotment option. Transactions to close out the covered syndicate short involve either purchases of the common stock in the open market after the distribution has been completed or the exercise of the over-allotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. The underwriters may also make “naked” short sales, or sales in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares of common stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress for the purpose of fixing or maintaining the price of the shares of common stock.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from an underwriter or syndicate member when the underwriters repurchase shares originally sold by that underwriter or syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of raising or maintaining the market price of the common stock or preventing or retarding a decline in the market price of the common stock. As a result, the price of the common stock may be higher than the price that might otherwise exist in the open market. The underwriters may conduct these transactions on The Nasdaq Global Select Market or otherwise. Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common stock. In addition, neither we nor any of the underwriters makes any representation that the underwriters will engage in these transactions. If the underwriters commence any of these transactions, they may discontinue them at any time.

In connection with this offering, the underwriters may engage in passive market making transactions in our common stock on The Nasdaq Global Select Market in accordance with Rule 103 of Regulation M under the Exchange Act during a period before the commencement of offers or sales of common stock and extending through the completion of distribution. A passive market maker must display its bid at a price not in excess of the highest independent bid of that security. However, if all independent bids are lowered below the passive market maker’s bid, that bid must then be lowered when specified purchase limits are exceeded.

Certain of the underwriters and their respective affiliates have from time to time performed and may in the future perform various commercial banking, financial advisory and investment banking services for us for which they have received or will receive customary compensation.

Additional Relationships

We have entered into a commitment letter with Wells Fargo Bank, N.A., an affiliate of Wells Fargo Securities, LLC, for the New Credit Facility. Under the commitment letter and, if executed, the New Credit Facility, Wells Fargo Bank, N.A. will be entitled to receive customary fees. In addition, it is possible that certain affiliates of the other underwriters may become lenders under the New Credit Facility. See “Risk Factors — Risks Relating to our Business and Structure — We may default under the Existing Credit Facility or be unable to amend, repay or refinance the Existing Credit Facility or enter into the New Credit Facility on commercially reasonable terms, or at all, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.” Except for the commitment letter, the New Credit Facility and the underwriting agreement, we have not entered into any compensatory agreements with the underwriters or their affiliates.

Sales Outside the United States

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of our common stock, or the possession, circulation or distribution of this prospectus or any other material relating to us or the common stock in any jurisdiction where action for that purpose is required. Accordingly, our common stock may not be offered or sold, directly or indirectly, and none of this prospectus or any other offering material or advertisements in connection with our common stock may be distributed or published, in or from any country or jurisdiction except in compliance with any applicable rules and regulations of any such country or jurisdiction.

Each of the underwriters may arrange to sell our common stock offered hereby in certain jurisdictions outside the United States, either directly or through affiliates, where it is permitted to do so. In that regard, Wells Fargo Securities, LLC may arrange to sell shares of our common stock in certain jurisdictions through an affiliate, Wachovia Securities International Limited, or WSIL. WSIL is a wholly owned indirect subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Securities, LLC. WSIL is a U.K. incorporated investment firm regulated by the Financial Services Authority. Wells Fargo Securities is the trade name for certain corporate and investment banking services of Wells Fargo & Company and its affiliates, including Wells Fargo Securities, LLC and WSIL.

NOTICE TO PROSPECTIVE INVESTORS IN THE EUROPEAN ECONOMIC AREA

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a Relevant Member State), each underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the Relevant Implementation Date) it has not made and will not make an offer of shares of our common stock to the public in that Relevant Member State prior to the publication of a prospectus in relation to the shares of our common stock which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of shares to the public in that Relevant Member State at any time:

(a)	to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;
(b)	to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43 million and (3) an annual net turnover of more than €50 million, as shown in its last annual or consolidated accounts;
(c)	to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of the representatives for any such offer; or
(d)	in any other circumstances which do not require the publication by the issuer of a prospectus supplement and accompanying prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of shares to the public” in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the shares to be offered so as to enable an investor to decide to purchase or subscribe the shares, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

Each underwriter has represented and agreed that:

•	it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act of 2000, or the FSMA) received by it in connection with the issue or sale of the shares of our common stock in circumstances in which Section 21(1) of the FSMA does not apply to us; and
•	it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to our common stock in, from or otherwise involving the United Kingdom.

United Kingdom

In addition, each underwriter: (a) has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of shares of our common stock in circumstances in which Section 21(1) of the FSMA does not apply to us, and (b) has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to our common stock in, from or otherwise involving the United Kingdom.

Without limitation to the other restrictions referred to in this prospectus, this prospectus is directed only at (1) persons outside the United Kingdom; (2) persons having professional experience in matters relating to investments who fall within the definition of “investment professionals” in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005; or (3) high net worth bodies corporate, unincorporated associations and partnerships and trustees of high value trusts as described in Article 49(2) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005. Without limitation to the other restrictions referred to herein, any investment or investment activity to which this prospectus relates is available only to, and will be engaged in only with, such persons, and persons within the United Kingdom who receive this communication (other than persons who fall within (2) or (3) above) should not rely or act upon this communication.

France

The prospectus (including any amendment, supplement or replacement thereto) has not been prepared in connection with the offering of our securities that has been approved by the Autorité des marchés financiers or by the competent authority of another State that is a contracting party to the Agreement on the European Economic Area and notified to the Autorité des marchés financiers; no security has been offered or sold and will be offered or sold, directly or indirectly, to the public in France except to permitted investors, or Permitted Investors, consisting of persons licensed to provide the investment service of portfolio management for the account of third parties, qualified investors (investisseurs qualifiés) acting for their own account and/or corporate investors meeting one of the four criteria provided in article D. 341-1 of the French Code Monétaire et Financier and belonging to a limited circle of investors (cercle restreint d’investisseurs) acting for their own account, with “qualified investors” and “limited circle of investors” having the meaning ascribed to them in Article L. 411-2, D. 411-1, D. 411-2, D. 734-1, D. 744-1, D. 754-1 and D. 764-1 of the French Code Monétaire et Financier; none of this prospectus or any other materials related to the offer or information contained in this prospectus relating to our common stock has been released, issued or distributed to the public in France except to permitted investors; and the direct or indirect resale to the public in France of any securities acquired by any permitted investors may be made only as provided by articles L. 411-1, L. 411-2, L. 412-1 and L. 621-8 to L. 621-8-3 of the French Code Monétaire et Financier and applicable regulations thereunder.

Hong Kong

Shares of our common stock may not be offered or sold by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), or (ii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap.571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), and no advertisement, invitation or document relating to the shares may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

Singapore

This prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of shares of our common stock may not be circulated or distributed, nor may shares of our common stock be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore, or the SFA, (ii) to a relevant person, or any person pursuant to Section 275(1A) of the SFA, and in accordance with the conditions, specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

Where shares of our common stock are subscribed or purchased under Section 275 of the SFA by a relevant person which is: (a) a corporation (which is not an accredited investor) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor, shares, debentures and units of shares and debentures of that corporation or the beneficiaries’ rights and interest in that trust shall not be transferable for six months after that corporation or that trust has acquired the shares of our common stock under Section 275 of the SFA except: (1) to an institutional investor under Section 274 of the SFA or to a relevant person, or any person pursuant to Section 275(1A) of the SFA, and in accordance with the conditions, specified in Section 275 of the SFA; (2) where no consideration is given for the transfer; or (3) by operation of law.

Japan

Our common stock has not been and will not be registered under the Securities and Exchange Law of Japan, or the Securities and Exchange Law, and each underwriter has agreed that it will not offer or sell any shares of our common stock, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

NOTICE TO PROSPECTIVE INVESTORS IN SWITZERLAND

This document as well as any other material relating to the shares of our common stock which are the subject of the offering contemplated by this prospectus do not constitute an issue prospectus pursuant to Article 652a of the Swiss Code of Obligations. Our common stock will not be listed on the SWX Swiss Exchange and, therefore, the documents relating to our common stock, including, but not limited to, this document, do not claim to comply with the disclosure standards of the listing rules of SWX Swiss Exchange and corresponding prospectus schemes annexed to the listing rules of the SWX Swiss Exchange.

Our common stock is being offered in Switzerland by way of a private placement, i.e. to a small number of selected investors only, without any public offer and only to investors who do not purchase shares of our common stock with the intention to distribute them to the public. The investors will be individually approached by us from time to time.

This document as well as any other material relating to our common stock is personal and confidential and does not constitute an offer to any other person. This document may only be used by those investors to whom it has been handed out in connection with the offering described herein and may neither directly nor indirectly be distributed or made available to other persons without our express consent. It may not be used in connection with any other offer and shall in particular not be copied and/or distributed to the public in (or from) Switzerland.

NOTICE TO PROSPECTIVE INVESTORS IN
THE DUBAI INTERNATIONAL FINANCIAL CENTRE

This document relates to an exempt offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority. This document is intended for distribution only to persons of a type specified in those rules. It must not be delivered to, or relied on by, any other person. The Dubai Financial Services Authority has no responsibility for reviewing or verifying any documents in connection with exempt offers. The Dubai Financial Services Authority has not approved this document nor taken steps to verify the information set out in it, and has no responsibility for it. The shares of our common stock which are the subject of the offering contemplated by this prospectus may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the shares of our common stock offered should conduct their own due diligence on our common stock. If you do not understand the contents of this document you should consult an authorized financial adviser.

Electronic Delivery

The underwriters may make prospectuses available in an electronic format. A prospectus in electronic format may be made available on a website maintained by any of the underwriters, and the underwriters may distribute such prospectuses electronically. The underwriters may agree with us to allocate a limited number of shares for sale to their online brokerage customers. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations.

We estimate that our share of the total expenses of the offering, excluding underwriting discounts, will be approximately $2.0 million.

We and GC Advisors have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act.

The addresses of the underwriters are: Wells Fargo Securities, LLC, 375 Park Avenue, 4th Floor, New York, New York 10152; UBS Securities LLC, 299 Park Ave., New York, New York 10171; Stifel, Nicolaus & Company, Incorporated, 501 N. Broadway, St. Louis, MO 63102; BMO Capital Markets Corp., 3 Times Square, 27th Floor, New York, New York 10036; RBC Capital Markets Corporation, 3 World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281; and Janney Montgomery Scott LLC, 1801 Market Street, Philadelphia, PA 19103.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Dechert LLP, Washington, D.C. Dechert LLP also represents GC Advisors. Certain legal matters in connection with the offering will be passed upon for the underwriters by Clifford Chance US LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the predecessor to Golub Capital BDC LLC, Golub Capital Master Funding LLC, as of September 30, 2009, 2008 and 2007 and for the period July 27, 2007 (inception) to September 30, 2009 included and appearing in this Prospectus and Registration Statement have been audited by McGladrey & Pullen, LLP, an independent registered public accounting firm, as stated in their report appearing elsewhere herein, which report expresses an unqualified opinion and includes an explanatory paragraph relating to Golub Capital Master Funding LLC’s investments whose fair values have been estimated by management, and are included in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. We maintain a website at www.golubcapitalbdc.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 150 South Wacker Drive, Suite 800, Chicago, IL 60606, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

INDEX TO FINANCIAL STATEMENTS

GOLUB CAPITAL BDC LLC AND GOLUB CAPITAL MASTER FUNDING LLC

Financial Report
For the Quarters Ended December 31, 2009 and December 31, 2008

GOLUB CAPITAL MASTER FUNDING LLC

Financial Report
September 30, 2009

GOLUB CAPITAL BDC LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
December 31, 2009 (unaudited)
(In thousands)

ASSETS
Investments in securities, at fair value (cost $330,655)	$326,226
Restricted cash and cash equivalents	46,292
Interest receivable	1,621
Contributions receivable	21,312
Other assets	4
Total Assets	$395,455
LIABILITIES AND MEMBERS’ EQUITY
Liabilities
Facility advances	$285,341
Due to affiliates	223
Interest payable	118
Total Liabilities	285,682
Members’ Equity	109,773
Total Liabilities and Members’ Equity	$395,455

See Notes to Unaudited Consolidated Financial Statements.

GOLUB CAPITAL BDC LLC AND SUBSIDIARY

CONSOLIDATED CONDENSED SCHEDULE OF INVESTMENTS
December 31, 2009 (unaudited)
(In thousands)

	Principal Amount	Cost	Percentage of Members’ Equity	Fair Value
Investments in securities, at fair value(1)
Canada
Debt securities
Diversified Conglomerate Service
Open Text Corporation Senior loan (2.50%, due 10/2013)	$1,321	$1,113	1.2%	$1,274
Leisure, Amusement, Motion Pictures, Entertainment
Extreme Fitness, Inc. Senior loan (11.50%, due 3/2012)	4,649	4,649	4.2	4,649
Total Canada (cost $5,762)			5.4%	$5,923
United States
Debt securities
Aerospace and Defense
Thermal Solutions LLC Senior loan (4.45%, due 3/2011 – 3/2012)	$2,090	$2,073	1.8%	$1,991
Automobile
CLP Auto Interior Corporation Senior loan (4.98%, due 6/2013)	3,400	3,400	2.8	3,128
Driven Brands, Inc. Senior loan (10.25%, due 10/2014)	6,320	6,320	5.8	6,320
			8.6	9,448
Banking
Bonddesk Group, LLC Senior loan (3.24%, due 8/2012)	2,428	2,324	2.1	2,307
Prommis Solutions, Inc. Senior loan (3.28%, due 2/2013)	1,655	1,655	1.4	1,523
			3.5	3,830
Beverage, Food and Tobacco
ABP Corporation Senior loan (8.50%, due 2/2013)	2,341	2,288	2.1	2,342
Bertucci’s Corporation Senior loan (12.00%, due 7/2012)	1,974	1,904	1.8	1,974
Lone Star Beef Processors, L.P. Senior loan (4.44%, due 5/2013)	3,670	3,642	3.3	3,597
			7.2	7,913

(1)	The majority of the debt securities bear interest at a rate that may be determined by reference to LIBOR or prime and which reset daily, quarterly or semi-annually. For each debt security we have provided the weighted average current interest rate in effect at December 31, 2009.

See Notes to Unaudited Consolidated Financial Statements.

GOLUB CAPITAL BDC LLC AND SUBSIDIARY

CONSOLIDATED CONDENSED SCHEDULE OF INVESTMENTS
December 31, 2009 (unaudited)
(In thousands)

	Principal Amount	Cost	Percentage of Members’ Equity	Fair Value
Investments in securities, at fair value(1) (continued)
United States (continued)
Debt securities (continued)
Building and Real Estate
American Fire Protection Group, Inc. Senior loan (9.00%, due 6/2011)	$4,800	$4,633	4.2%	$4,656
Architectural Testing, Inc. Senior loan (9.50%, due 5/2013)	6,868	6,868	6.3	6,867
Best Lighting Products, Inc. Senior loan (10.00%, due 8/2012)	2,432	2,345	2.2	2,432
Infiltrator Systems, Inc. Senior loan (8.50%, due 9/2012)	3,831	3,553	3.3	3,677
ITEL Laboratories, Inc. Senior loan (9.75%, due 3/2014)	8,848	8,763	8.0	8,759
KHKI Acquisition, Inc. Senior loans (8.50%, due 3/2012-3/2013)	3,086	3,080	2.3	2,493
Other(2)	1,006	1,620	0.8	913
			27.1	29,797
Cargo Transport
Marquette Transportation Company, LLC Senior loan (3.74%, due 3/2012)	4,550	4,395	3.7	4,095
Peco Pallet, Inc. Senior loan (3.98%, due 6/2013)	4,363	4,163	3.9	4,320
RedPrairie Corporation Senior loan (3.31%, due 7/2012)	1,604	1,379	1.4	1,540
Tangent Rail Services, Inc. Senior loans (7.39%, due 9/2014)	9,366	9,366	8.5	9,366
			17.5	19,321
Chemicals, Plastics and Rubber
Syrgis Holdings LLC Senior loans (8.81%, due 8/2012-2/2014)	1,742	1,635	1.5	1,597
Other(2)		829	0.9	946
			2.4	2,543

(1)	The majority of the debt securities bear interest at a rate that may be determined by reference to LIBOR or prime and which reset daily, quarterly or semi-annually. For each debt security we have provided the weighted average current interest rate in effect at December 31, 2009.
(2)	No individual investment (or single investment) is greater than 1% of members’ equity.

See Notes to Unaudited Consolidated Financial Statements.

GOLUB CAPITAL BDC LLC AND SUBSIDIARY

CONSOLIDATED CONDENSED SCHEDULE OF INVESTMENTS
December 31, 2009 (unaudited)
(In thousands)

	Principal Amount	Cost	Percentage of Members’ Equity	Fair Value
Investments in securities, at fair value(1) (continued)
United States (continued)
Debt securities (continued)
Containers, Packaging and Glass
Industrial Container Services, LLC Senior loan (4.29%, due 9/2011)	$1,482	$1,444	1.3%	$1,422
Pelican Products, Inc. Senior loans (7.75%, due 1/2013-1/2014)	3,981	3,623	3.5	3,844
			4.8	5,266
Diversified Conglomerate Manufacturing
Heat Transfer Parent, Inc. Senior loan (3.24%, due 6/2013)	1,833	1,749	1.4	1,558
Neptco Inc. Senior loan (7.25%, due 3/2013)	4,541	4,335	3.5	3,860
Pasternack Enterprises, Inc. Senior loan (4.25%, due 2/2014)	3,592	3,449	2.9	3,232
Vintage Parts, Inc. Senior loan (5.75%, due 12/2013)	8,193	8,084	7.1	7,784
			14.9	16,434
Diversified Conglomerate Service
Benetech, Inc. Senior loan (5.23%, due 12/2013)	8,845	8,497	7.6	8,315
Compass Group Diversified Holdings, LLC Senior loan (4.28%, due 12/2013)	4,658	4,658	4.2	4,658
Cortz, Inc. Senior loan (8.50%, due 3/2014)	7,116	7,054	6.4	6,974
The Service Companies, Inc. Senior loan (10.00%, due 3/2014)	5,956	5,811	5.3	5,837
			23.5	25,784
Diversified Natural Resources, Precious Metals and Minerals
Metal Spinners, Inc. Senior loans (11.28%, due 12/2014)	5,692	5,451	4.9	5,388
Virginia Explosives & Drilling Company, Inc. Senior loans (10.50%, due 5/2011-10/2011)	3,683	3,500	2.7	2,989
			7.6	8,377

(1)	The majority of the debt securities bear interest at a rate that may be determined by reference to LIBOR or prime and which reset daily, quarterly or semi-annually. For each debt security we have provided the weighted average current interest rate in effect at December 31, 2009.

See Notes to Unaudited Consolidated Financial Statements.

GOLUB CAPITAL BDC LLC AND SUBSIDIARY

CONSOLIDATED CONDENSED SCHEDULE OF INVESTMENTS
December 31, 2009 (unaudited)
(In thousands)

	Principal Amount	Cost	Percentage of Members’ Equity	Fair Value
Investments in securities, at fair value(1) (continued)
United States (continued)
Debt securities (continued)
Electronics
Cape Electrical Supply LLC Senior loan (3.98%, due 11/2013)	$2,713	$2,552	2.3%	$2,497
Inovis International, Inc. Senior loan (8.53%, due 3/2010)	1,869	1,869	1.7	1,869
The Sloan Company, Inc Senior loan (7.24%, due 10/2012)	2,415	2,397	2.2	2,391
			6.2	6,757
Farming and Agriculture
AGData, L.P. Senior loans (11.25%, due 7/2012)	16,013	16,013	14.6	16,013
Finance
Collect America, Ltd. Senior loans (7.95%, due 12/2011-3/2012)	3,853	3,595	3.1	3,382
eVestment Alliance Holdings, LLC Senior loan (9.50%, due 5/2014)	8,663	8,494	7.9	8,663
Metavante Corporation Senior loan (4.91%, due 1/2012-11/2014)	1,673	1,400	1.5	1,666
Pillar Processing LLC Senior loans (8.48%, due 11/2013-5/2014)	10,096	10,069	9.1	10,026
Wall Street Systems Holdings, Inc. Senior loan (9.50%, due 5/2013)	8,214	8,214	7.5	8,214
			29.1	31,951
Grocery
JRD Holdings, Inc. Senior loan (2.50%, due 7/2014)	1,241	1,069	1.1	1,196
Healthcare, Education and Childcare
ATI Holdings, Inc. Senior loans (3.93%, due 9/2011-9/2012)	2,623	2,479	2.3	2,501
Community Hospices of America, Inc. Senior loan (8.00%, due 1/2011)	1,086	1,064	1.0	1,064
Second lien loan (12.50%, due 4/2011)	4,865	4,821	4.3	4,768

(1)	The majority of the debt securities bear interest at a rate that may be determined by reference to LIBOR or prime and which reset daily, quarterly or semi-annually. For each debt security we have provided the weighted average current interest rate in effect at December 31, 2009.

See Notes to Unaudited Consolidated Financial Statements.

GOLUB CAPITAL BDC LLC AND SUBSIDIARY

CONSOLIDATED CONDENSED SCHEDULE OF INVESTMENTS
December 31, 2009 (unaudited)
(In thousands)

	Principal Amount	Cost	Percentage of Members’ Equity	Fair Value
Investments in securities, at fair value(1) (continued)
United States (continued)
Debt securities (continued)
Healthcare, Education and Childcare (continued)
DaVita, Inc. Senior loan (1.75%, due 10/2012)	$5,000	$4,515	4.4%	$4,876
DDC Center Inc. Senior loan (9.50%, due 10/2014)	13,099	13,099	11.3	12,444
Delta Educational Systems, Inc. Senior loan (6.00%, due 6/2012)	4,140	3,936	3.6	3,974
Den-Mat Holdings, LLC Senior loan (8.50%, due 12/2012)	3,080	3,080	2.6	2,803
Excelligence Learning Corporation Second lien (7.23%, due 11/2013)	1,600	1,524	1.4	1,504
The Hygenic Corporation Senior loan (2.78%, due 4/2013)	2,758	2,674	2.3	2,537
Oncure Medical Corporation Senior loan (3.75%, due 6/2012)	6,057	5,716	5.1	5,573
ReachOut Healthcare America Ltd Senior loan (9.25%, due 8/2013)	6,461	6,439	5.9	6,461
United Surgical Partners International, Inc. Senior loan (2.24%, due 4/2014)	1,541	1,541	1.3	1,441
Other(2)		761	0.7	727
			46.2	50,673
Home and Office Furnishings, Housewares, and Durable Consumer
Top Knobs USA, Inc. Senior loan (9.00%, due 2/2014)	3,173	3,057	2.8	3,109
Zenith Products Corporation Senior loan (5.43%, due 9/2013)	5,773	5,638	4.8	5,311
			7.6	8,420
Leisure, Amusement, Motion Pictures and Entertainment
Octane Fitness, LLC Senior loan (4.83%, due 3/2013)	4,740	4,562	4.0	4,361
Optronics Product Company, Inc. Senior loans (8.24%, due 12/2012-12/2013)	2,736	2,586	2.5	2,736
Premier Yachts, Inc. Senior loans (5.51%, due 8/2012-8/2013)	2,264	2,145	2.0	2,171
Regal Cinemas Corporation Senior loan (4.00%, due 10/2013)	1,519	1,309	1.4	1,517
			9.9	10,785

(1)	The majority of the debt securities bear interest at a rate that may be determined by reference to LIBOR or prime and which reset daily, quarterly or semi-annually. For each debt security we have provided the weighted average current interest rate in effect at December 31, 2009.
(2)	No individual investment (or single investment) is greater than 1% of members’ equity.

See Notes to Unaudited Consolidated Financial Statements.

GOLUB CAPITAL BDC LLC AND SUBSIDIARY

CONSOLIDATED CONDENSED SCHEDULE OF INVESTMENTS
December 31, 2009 (unaudited)
(In thousands)

	Principal Amount	Cost	Percentage of Members’ Equity	Fair Value
Investments in securities, at fair value(1) (continued)
United States (continued)
Debt securities (continued)
Machinery (Non-Agriculture, Construction, or Electric)
Tritex Corporation Senior loan (5.03%, due 5/2014)	$2,928	$2,834	2.4%	$2,665
Other(2)		413	0.3	380
			2.7	3,045
Oil and Gas
Tri-County Petroleum, Inc. Senior loan (4.51%, due 8/2013)	3,684	3,571	3.2	3,500
Personal and Non-Durable Consumer Products
Dr. Miracles, Inc. Senior loan (8.00%, due 3/2014)	4,083	4,033	3.7	4,083
Personal, Food and Miscellaneous Services
Aramark Corporation Senior loan (2.12%, due 1/2014)	2,904	2,401	2.5	2,755
Focus Brands, Inc. Senior loan (5.94%, due 3/2011)	5,805	5,669	5.0	5,515
			7.5	8,270
Printing and Publishing
Monotype Imaging, Inc. Senior loan (4.00%, due 7/2012)	1,611	1,520	1.4	1,547
Trade Service Company, LLC Senior loan (14.00%, due 1/2013)	2,085	2,007	1.9	2,085
			3.3	3,632
Retail Stores
Container Store, Inc. Senior loan (3.26%, due 8/2014)	6,847	6,287	5.3	5,820
Fasteners for Retail, Inc. Senior loan (4.78%, due 12/2012)	2,437	2,238	2.1	2,315
IL Fornaio (America) Corporation Senior loan (3.26%, due 3/2013)	5,119	4,732	4.2	4,556
The Marshall Retail Group, LLC Senior loans (9.02%, due 4/2013)	5,448	5,207	4.8	5,230
Other(2)	—	—	0.0	(100)
			16.4	17,821

(1)	The majority of the debt securities bear interest at a rate that may be determined by reference to LIBOR or prime and which reset daily, quarterly or semi-annually. For each debt security we have provided the weighted average current interest rate in effect at December 31, 2009.
(2)	No individual investment (or single investment) is greater than 1% of members’ equity.

See Notes to Unaudited Consolidated Financial Statements.

GOLUB CAPITAL BDC LLC AND SUBSIDIARY

CONSOLIDATED CONDENSED SCHEDULE OF INVESTMENTS
December 31, 2009 (unaudited)
(In thousands)

	Principal Amount	Cost	Percentage of Members’ Equity	Fair Value
Investments in securities, at fair value(1) (continued)
United States (continued)
Debt securities (continued)
Telecommunications
Cellular South, Inc. Senior loan (2.04%, due 5/2014)	$1,244	$1,244	1.1%	$1,186
MetroPCS Wireless, Inc. Senior loan (2.54%, due 11/2013)	2,962	2,427	2.6	2,840
West Corporation Senior loan (1.14%, due 10/2012)	2,780	2,454	1.6	1,780
			5.3	5,806
Textiles and Leather
Gammill, Inc. Senior loans (9.94%, due 9/2011-9/2012)	5,302	5,150	4.6	5,056
Utilities
Covanta Energy Corporation Senior loans (1.21%, due 2/2014)	2,975	2,499	2.6	2,812
Itron, Inc. Senior loan (3.99%, due 4/2014)	1,132	1,003	1.0	1,121
NRG Energy, Inc. Senior loan (2.00%, due 2/2013)	2,505	2,261	2.2	2,394
Ventyx Inc. Senior loan (2.84%, due 6/2012)	6,665	6,433	5.7	6,264
			11.5	12,591
Total United States (cost $324,893)			291.8%	$320,303
Total investments in debt securities (cost $330,655)			297.2%	$326,226

(1)	The majority of the debt securities bear interest at a rate that may be determined by reference to LIBOR or prime and which reset daily, quarterly or semi-annually. For each debt security we have provided the weighted average current interest rate in effect at December 31, 2009.

See Notes to Unaudited Consolidated Financial Statements.

GOLUB CAPITAL BDC LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS
Three Months Ended December 31, 2009 (unaudited), and December 31, 2008 (unaudited)
(In thousands)

	Three Months Ended December 31,
	2009	2008
Investment income
Interest	$10,843	$5,339
Total investment income	10,843	5,339
Expenses
Interest	690	1,297
Management fee	729	421
Professional fees	175	13
Other expenses	67	47
Total expenses	1,661	1,778
Net investment income	9,182	3,561
Net loss on investments
Net realized loss on investments	—	(795)
Net change in unrealized depreciation on investments	(840)	(3,916)
Net loss on investments	(840)	(4,711)
Net income (loss)	$8,342	$(1,150)

Note: For periods prior to November 2009, the financial statements only reflect the financial results of Golub Capital Master Funding LLC (GCMF).

See Notes to Unaudited Consolidated Financial Statements.

GOLUB CAPITAL BDC LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY
Three Months Ended December 31, 2009 (unaudited), and December 31, 2008 (unaudited)
(In thousands)

	Three Months Ended December 31,
	2009	2008
Members’ equity, October 1, 2009 and October 1, 2008, respectively	$92,752	$16,853
Capital contributions	22,209	58,965
Capital distributions	(13,530)	(3,368)
Net income (loss)	8,342	(1,150)
Members’ equity, December 31, 2009 and December 31, 2008, respectively	$109,773	$71,300

Note: For periods prior to November 2009, the financial statements only reflect the financial results of Golub Capital Master Funding LLC (GCMF).

See Notes to Unaudited Consolidated Financial Statements.

GOLUB CAPITAL BDC LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
Three Months ended December 31, 2009 (unaudited), and December 31, 2008 (unaudited)
(In thousands)

	Three Months Ended December 31,
	2009	2008
Cash flows from operation activities
Net income (loss)	$8,342	$(1,150)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of deferred financing fees	—	123
Amortization of discount/premium	(3,092)	(405)
Net realized loss on investments	—	795
Net change in unrealized depreciation on investments	840	3,916
Fundings on revolving loans, net	1,778	6,322
Fundings of portfolio investments	—	(363,129)
Proceeds from principal payments and sales of portfolio investments	50,542	63,004
Changes in operating assets and liabilities:
Interest receivable	577	(731)
Contributions receivable	(21,312)	—
Other assets	13	7
Due to affiliates	(713)	100
Interest payable	(11)	(5)
Net cash provided by (used in) operating activities	36,964	(291,153)
Cash flows from investing activities
Net change in restricted cash and cash equivalents	(15,678)	(16,698)
Net cash used in investing activities	(15,678)	(16,698)
Cash flows from financing activities
Borrowings on credit facility	—	263,754
Repayments on credit facility	(29,965)	(11,500)
Proceeds from capital contributions	22,209	58,965
Payments of capital distributions	(13,530)	(3,368)
Net cash provided by (used in) financing activities	(21,286)	307,851
Net change in cash and cash equivalents	—	—
Cash and cash equivalents, beginning of period	—	—
Cash and cash equivalents, end of period	$—	$—

Note: For periods prior to November 2009, the financial statements only reflect the financial results of Golub Capital Master Funding LLC (GCMF).

See Notes to Unaudited Consolidated Financial Statements.

GOLUB CAPITAL BDC LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)
Three Months Ended December 31, 2009 (unaudited), and December 31, 2008 (unaudited)
(In thousands)

	Three Months Ended December 31,
	2009	2008
Supplemental disclosure of cash flow information
Cash paid during the period for interest	$702	$1,179
Supplemental disclosure of noncash activity
Obligations of Company assumed by members	$896	$65

Note: For periods prior to November 2009, the financial statements only reflect the financial results of Golub Capital Master Funding LLC (GCMF).

See Notes to Unaudited Consolidated Financial Statements.

GOLUB CAPITAL BDC LLC AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands)

Note 1. Nature of Operations and Summary of Significant Accounting Policies

Golub Capital BDC LLC (the “Company” or “GC BDC”) was formed in the State of Delaware in November 2009 to continue and expand the business of Golub Capital Master Funding LLC (“GCMF” collectively with GC BDC “the Company”), which commenced operations in July 2007. All of the outstanding limited liability company interests in GCMF were initially held by three Delaware limited partnerships, Golub Capital Partners IV (“GCP 4”), Golub Capital Partners V, L.P. (“GCP 5”), and Golub Capital Partners VI, L.P. (“GCP 6”) or the GCMF owners. In November 2009, the GCMF owners formed GC BDC, into which they contributed 100% of the membership interests of GCMF and from which they received a proportionate number of limited liability membership interests in GC BDC. For periods prior to November 2009, the financial statements only reflect the financial results of GCMF. GC BDC has no interests or activities other than its investment in GCMF.

The Company primarily invests in senior secured, second lien and mezzanine loans to middle market companies. Golub Capital Incorporated (“GCI”) serves as the Investment Manager (“Investment Manager”) for the Company.

Interim financial statements: The unaudited financial statements of the Company as of December 31, 2009 and for the three months ended December 31, 2009 and 2008, have been prepared by us pursuant to the rules and regulations of the SEC. The information included reflects all adjustments (consisting only of normal recurring accruals and adjustments), which are, in the opinion of management; necessary to fairly state the operating results for the respective periods. However, these operating results are not necessarily indicative of the results expected for the full fiscal year. The notes to the unaudited financial statements should be read in conjunction with the notes to the financial statements contained in our September 30, 2009 and 2008 financial statements contained within this registration statement.

Accounting policies: The Company follows accounting standards set by the Financial Accounting Standards Board (“FASB”). The FASB sets generally accepted accounting principles (“GAAP”) that the Company follows to ensure consistent reporting of financial condition, results of operations, and cash flows. In June 2009, the FASB issued Accounting Standards CodificationTM (“Codification”) which is the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. The Codification does not change U.S. GAAP, but combines all authoritative standards into a comprehensive, topically organized online database. One level of authoritative GAAP exists, other than guidance issued by the SEC. All other accounting literature excluded from the Codification is considered non-authoritative. The Codification was made effective by the FASB for periods ending on or after September 15, 2009. These consolidated financial statements reflect the guidance in the Codification.

Principles of consolidation: The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, GCMF. The Company consolidates an affiliated subsidiary if it owns more than 50 percent of the subsidiary’s capital. All intercompany balances and transactions have been eliminated in consolidation.

Fair value of financial instruments: Substantially all of the Company’s assets and liabilities are considered financial instruments and are reported in the consolidated statement of financial condition at fair value, or at carrying amounts that approximate fair value because of the short maturity of the instruments.

Use of estimates: The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Segments: In accordance with segment guidance set by Financial Accounting Standards Board (“FASB”), the Company has determined that it has a single reporting segment and operating unit structure.

GOLUB CAPITAL BDC LLC AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands)

Note 1. Nature of Operations and Summary of Significant Accounting Policies  – (continued)

Restricted cash and cash equivalents: Restricted cash and cash equivalents represent amounts that are collected and are held by trustees who have been appointed as custodians of the assets securing certain of the Company’s financing transactions. Restricted cash is held by the trustees for payment of interest expense and principal on the outstanding borrowings. Cash equivalents are highly liquid investments with an original maturity of three months or less at the date of acquisition.

Revenue recognition

Investments and related investment income: Investment transactions are accounted for on a trade-date basis. The portfolio of investments is valued by management at fair value. Interest is recognized on the accrual basis. Discounts and origination fees are amortized into interest income over the life of the respective security. For the three months ended December 31, 2009 and 2008, interest income included approximately $3,092 and $405, respectively, of such amounts, of which $1,905 and $162, respectively, was accelerated into interest income as a result of principal repayments.

For investments with contractual payment-in-kind interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statement of operations.

Non-accrual loans: Loans are placed on non-accrual status when principal and interest payments are past due 90 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current. Total fair value of non-accrual loans was $0 as of December 31, 2009.

Income taxes: The Company does not record a provision for income taxes because the members report their share of the Company's income or loss on their income tax returns.

In July 2006, the FASB issued further guidance on the accounting for uncertainty in income taxes. This guidance clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with previous guidance for accounting for income taxes. This further guidance prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on derecognition of tax benefits, classification on the balance sheet, interest and penalties, accounting in interim periods, disclosure and transition. The Company has applied the provisions of the additional guidance since inception and it did not have a significant effect on the Company’s consolidated financial position or its results of operations and there are no uncertain material tax positions at December 31, 2009 and for the three months ended December 31, 2009 and 2008. The 2006 through 2008 tax years remain subject to examination by U.S federal and most state tax authorities.

Deferred financing costs: Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts are amortized and included in interest expense in the consolidated statements of operations over the estimated average life of the borrowings. Amortization expense for the three months ended December 31, 2009 and 2008 was $0 and $123, respectively.

GOLUB CAPITAL BDC LLC AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands)

Note 1. Nature of Operations and Summary of Significant Accounting Policies  – (continued)

Recent accounting pronouncements: In April 2009, the FASB issued further guidance on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly when compared to normal market activity for the asset or liability (or similar assets or liabilities) and, further, identifying circumstances that indicate a transaction is not orderly. The guidance applies to all assets and liabilities within the scope of accounting guidance that require or permit fair value measurements, except items cited as scope exceptions in the Codification. The guidance is effective prospectively for interim and annual reporting periods ending after June 15, 2009. The Company adopted this guidance, and it did not have a material impact on the consolidated financial condition, results of operations or cash flows.

Note 2. Related Party Transactions

GCI serves as the Investment Manager for the Company. The Company’s Sale and Servicing Agreement provides for management fees payable each month to the Investment Manager, or an affiliate of the Investment Manager, at a rate of .75% per annum of the value of the Company’s investments. Accrued and unpaid management fees are $239 as of December 31, 2009 and are included in due to affiliates in the consolidated statement of financial condition.

The Investment Manager pays for certain expenses on behalf of the Company, all of which are subsequently reimbursed via a members’ equity contribution. For the quarter ended December 31, 2009, the Company expensed $142 as fees for services provided by an affiliate of the Investment Manager related to accounting, treasury, reporting and other services. These expenses are also reimbursed via a members’ equity contribution. Total expenses reimbursed to the Investment Manager and affiliates via a members’ equity contribution for the three months ended December 31, 2009 and 2008 were $225 and $65, respectively.

Note 3. Members’ Equity

The Company’s membership equity interests are held by investment partnerships managed by affiliates of the Company. As of December 31, 2009, the investment partnerships which held a membership equity interest in the Company were GCP 4, GCP 5 and GCP 6.

GOLUB CAPITAL BDC LLC AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands)

Note 4. Investments

The Company’s investments primarily consist of senior secured corporate loans. The industry and geographic compositions of the portfolio at December 31, 2009, were as follows:

Industry	December 31, 2009
Aerospace and Defense	0.6%
Automobile	2.9
Banking	1.2
Beverage, Food and Tobacco	2.4
Buildings and Real Estate	9.1
Cargo Transport	5.9
Chemicals, Plastics and Rubber	0.8
Containers, Packaging and Glass	1.6
Diversified Conglomerate Manufacturing	5.0
Diversified Conglomerate Service	8.3
Diversified Natural Resources, Precious Metals and Minerals	2.6
Electronics	2.1
Farming and Agriculture	4.9
Finance	9.8
Grocery	0.4
Healthcare, Education and Childcare	15.5
Home and Office Furnishings, Housewares, and Duarable Consumer	2.6
Leisure, Amusement, Motion Pictures and Entertainment	4.7
Machinery (Non-Agriculture, Construction or Electric)	0.9
Oil and Gas	1.1
Personal and Non-Durable Consumer Products	1.3
Personal Food and Miscellaneous Services	2.5
Printing and Publishing	1.1
Retail Stores	5.5
Telecommunications	1.8
Textiles and Leather	1.5
Utilities	3.9
Total	100.0%

Geographic Region	December 31, 2009
United States
Mid-Atlantic	24.8%
Midwest	22.5
West	13.4
Southeast	26.5
Southwest	7.2
Northeast	3.8
Canada	1.8
Total	100.0%

GOLUB CAPITAL BDC LLC AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands)

Note 5. Fair Value Measurements

The Company follows fair value standards for measuring the fair value of portfolio investments. Fair value is the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial assets recorded at fair value in the consolidated statements of financial condition are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets are as follows:

Level 1:	Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date.
Level 2:	Inputs other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly.
Level 3:	Inputs are unobservable for the asset and include situations where there is little, if any, market activity for the asset. The inputs into the determination of fair value are based upon the best information in the circumstances and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. The following section describes the valuation techniques used by the Company to measure different financial instruments at fair value and includes the level within the fair value hierarchy in which the financial instrument is categorized.

With the exception of money market funds held at large financial institutions (Level 1 assets), all of the assets that are recorded at fair value as of December 31, 2009 were valued using Level 3 inputs of the fair value hierarchy. Assets that are recorded at Level 3 fair value are the Company’s corporate debt securities. Level 3 assets are valued at fair value as determined in good faith by the Company’s management under a valuation policy and a consistently applied valuation process. When valuing Level 3 corporate debt securities, management may take into account the following type of factors, where relevant, in determining the fair value of the investments: the enterprise value of a portfolio company, the nature and realizable valuable of any collateral, the portfolio company’s ability to make payments and its earnings, discounted cash flows, comparison to publicly traded securities, changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made and other relevant factors. In addition, for certain debt securities, the Company may base its valuation on indicative bid and ask prices provided by an independent third party pricing service. Bid prices reflect the highest price that the Company and others are may be willing to pay. Ask prices represent the lowest price that the Company and others are may be willing to accept for an asset. The Company generally uses the midpoint of the bid/ask as the best estimate of fair value.

Due to the inherent uncertainty of determining the fair value of Level 3 assets that do not have a readily available market value, the fair value of the assets may differ significantly from the values that would have been used had a ready market existed for such assets and may differ materially from the values that may ultimately be received or settled. Further, such assets are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a

GOLUB CAPITAL BDC LLC AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands)

Note 5. Fair Value Measurements  – (continued)

portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded.

The Company’s investments are subject to market risk. Market risk is the potential for changes in the value of investments due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the assets are traded. The Company manages its exposure to market risk related to its investments in securities through monitoring the financial condition of its investments.

In accordance with fair value disclosure requirements, the following table presents information about the Company’s assets measured at fair value on a recurring basis as of December 31, 2009, and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	As of December 31, 2009 Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Total
Assets:
Debt securities	$—	$—	$326,226	$326,226
Money market funds(1)	32,665	—	—	32,665

(1)	Included in restricted cash and cash equivalents on the consolidated statements of financial condition.

The following table presents the approximate changes in investments measured at fair value using Level 3 inputs:

Fair Value Measurements Using Significant Unobservable Inputs Level (3)
Debt Securities
Balance at October 1, 2009	$376,294
Realized and unrealized gains/losses on investments:
Net change in unrealized depreciation on investments	(840)
Net purchases, sales, redemptions and amortization	(49,228)
Balance at December 31, 2009	$326,226

Note 6. Borrowings

Facility advances: On July 27, 2007, GCMF entered into a credit facility agreement (“Credit Facility”) under which the lender agreed to provide advances up to $300,000. The Credit Facility included an “accordion” feature which allowed GCMF to increase the size of the Credit Facility up to $500,000 under certain circumstances. The facility commitment termination date was December 29, 2008, and as such, no additional funds may be borrowed under the facility. The facility matures on December 29, 2010. Prior to the facility commitment termination date, the amount outstanding under the credit facility could range up to 85% of the balances outstanding of the pledged loans and investments depending on the mix of assets and the rating and diversification of assets.

Pricing on the facility ranges from LIBOR + 0.65% to LIBOR + 1.45% depending on the amount outstanding and portfolio diversity. The weighted average annual interest cost for the three months ended December 31, 2009 and 2008 were .9% and 2.4%, respectively.

Balances outstanding under the credit facility are secured by substantially all of the Company’s investment securities and restricted cash and cash equivalents. On December 23, 2009, the Company entered into agreements with the members and lender whereby the lender agreed to release collateral and allow the distribution of investments with a total carrying value and par amount of approximately $13,530 and $21,312,

GOLUB CAPITAL BDC LLC AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands)

Note 6. Borrowings  – (continued)

respectively, up to GCP 4, GCP 5 and GCP 6 in exchange for a contribution to the Company’s restricted cash account totaling $21,312. The contribution amount exceeded the carrying value of the distributed asset by $7,782. As described in Note 9, the distribution of investments and contribution of cash were completed in January, 2010. As of December 31, 2009, the cash contribution due from GCP 4, GCP 5 and GCP 6 is recorded as a contribution receivable on the consolidated statement of financial condition. The amount due from each Member is pro-rata in accordance with their respective membership interests in Golub Capital BDC LLC.

As of December 31, 2009, $326,226 of investments in securities and $46,292 of restricted cash and cash equivalents were pledged as collateral against $285,341 of advances under the credit facility.

Note 7. Commitments and Contingencies

Commitments: The Company had outstanding commitments to fund investments totaling approximately $17,770 under various undrawn revolvers and other credit facilities as of December 31, 2009.

Indemnifications: In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company expects the risk of any future obligation under these indemnifications to be remote.

Note 8. Financial Highlights

The financial highlights for the Company are as follows:

Three months ended December 31,
	2009	2008
Ratios to average members’ equity:
Expenses (including interest)	6.9%*	24.8%*
Net investment income(1)	38.0%*	49.6%*
Total return(2)	34.5%*	(16.0)%*

*	Annualized
(1)	Net investment income includes interest income and excludes realized and unrealized gains (losses) on investments on the statements of operations
(2)	The total return is computed based on annual net income (loss) divided by weighted average members’ equity

Financial highlights are calculated for each member class taken as a whole. An individual members’ return and ratios may vary based on the timing of capital transactions.

Note 9. Subsequent Events

In January 2010, the Company completed the distribution of loans with a total par amount of $21,312 to GCP 4, GCP 5 and GCP 6 in exchange for contributions to the Company’s restricted cash account in a like amount. All contributions to the Company’s restricted cash account were paid over to its lender on the next applicable payment date under the Credit Facility.

On February 5, 2010, GEMS Fund, L.P. (“GEMS”), a limited partnership affiliated with GC Advisors LLC, entered into an agreement to purchase 195 limited liability company interests in the Company for cash, resulting in aggregate net cash proceeds to the Company of $25 million, with the cash settlement of such private placement contingent upon, and to occur immediately after, the execution of an amendment to the Credit Facility.

GOLUB CAPITAL BDC LLC AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands)

Note 9. Subsequent Events  – (continued)

In May 2009, the FASB issued guidance establishing principles and requirements for subsequent events accounting and disclosures, setting forth general principles of accounting for and disclosures of events that occur after the balance sheet date but before the date the financial statements are either issued or available to be issued. In preparing these financial statements, the Investment Manager has evaluated events and transactions for potential recognition or disclosure through February 5, 2010, the date the financial statements were issued. There are no subsequent events to disclose other than what is disclosed above.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Investment Manager
Golub Capital Master Funding LLC
New York, New York

We have audited the accompanying statements of financial condition, including the condensed schedules of investments, of Golub Capital Master Funding LLC (the Company) as of September 30, 2009 and 2008, and the related statements of operations, changes in members’ equity and cash flows for each of the two years in the period ended September 30, 2009, and for the period July 27, 2007 (inception) through September 30, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Golub Capital Master Funding LLC as of September 30, 2009 and 2008, and the results of its operations and its cash flows for each of the two years in the period ended September 30, 2009, and for the period July 27, 2007 (inception) through September 30, 2007, in conformity with U.S. generally accepted accounting principles.

As explained in Note 5, the financial statements include investments valued at approximately $376,294,000 (405.7% of members’ equity) and approximately $135,476,000 (803.9% of members’ equity) as of September 30, 2009 and 2008, respectively, whose fair values have been estimated by management in the absence of readily ascertainable fair values.

/s/ McGladrey & Pullen, LLP

Chicago, Illinois
November 10, 2009

GOLUB CAPITAL MASTER FUNDING LLC

STATEMENTS OF FINANCIAL CONDITION
September 30, 2009 and 2008
(In Thousands)

	September 30,
	2009	2008
ASSETS
Investments in securities, at fair value (cost 2009 $387,293; 2008 $144,986)	$376,294	$135,476
Restricted cash and cash equivalents	30,614	4,252
Interest receivable	2,198	783
Deferred financing fees, net of accumulated amortization	—	410
Other assets	16	20
Total Assets	$409,122	$140,941
LIABILITIES AND MEMBERS’ EQUITY
Liabilities
Facility advances	$315,306	$123,083
Due to affiliates	934	793
Interest payable	130	212
Total Liabilities	316,370	124,088
Members’ Equity	92,752	16,853
Total Liabilities and Members’ Equity	$409,122	$140,941

See Notes to Financial Statements.

GOLUB CAPITAL MASTER FUNDING LLC

CONDENSED SCHEDULE OF INVESTMENTS
September 30, 2009
(In Thousands)

	Principal Amount	Cost	Percentage of Members’ Equity	Fair Value
Investments in securities, at fair value(1)
Canada
Debt securities
Diversified Conglomerate Service
Open Text Corporation Senior loan (2.50%, due 10/2013)	$1,324	$1,102	1.4%	$1,274
Leisure, Amusement, Motion Pictures, Entertainment
Extreme Fitness, Inc. Senior loan (11.50%, due 3/2012)	4,649	4,649	5.0	4,649
Total Canada (cost $5,751)			6.4%	$5,923
United States
Debt securities
Aerospace and Defense
Thermal Solutions LLC Senior loan (4.47%, due 3/2011)	$2,142	$2,122	2.2%	$2,038
Automobile
CLP Auto Interior Corporation Senior loan (5.04%, due 6/2013)	3,418	3,418	3.3	3,042
Driven Brands, Inc. Senior loan (10.25%, due 10/2014)	6,648	6,648	7.2	6,648
Qualitor Acquisition Corporation Senior loan (7.00%, due 6/2013)	1,691	1,666	1.4	1,344
Other(2)		824	0.8	680
			12.7	11,714
Banking
Bonddesk Group, LLC Senior loan (3.27%, due 8/2012)	2,609	2,486	2.7	2,478
Prommis Solutions, Inc. Senior loan (3.43%, due 2/2013)	1,660	1,660	1.6	1,527
			4.3	4,005
Beverage, Food and Tobacco
ABP Corporation Senior loan (8.50%, due 2/2013)	2,347	2,290	2.5	2,347
Bertucci’s Corporation Senior loan (12.00%, due 7/2012)	1,985	1,908	2.1	1,985
LBAC, Inc. Senior loan (7.00%, due 11/2012)	6,405	6,002	6.6	6,149
Lone Star Beef Processors, L.P. Senior loan (5.08%, due 5/2013)	3,700	3,670	3.9	3,626
			15.1	14,107

(1)	The majority of the debt securities bear interest at a rate that may be determined by reference to LIBOR or prime and which reset daily, quarterly or semi-annually. For each debt security we have provided the weighted average current interest rate in effect at September 30, 2009.
(2)	No individual investment (or single investment) is greater than 1% of members’ equity.

See Notes to Financial Statements.

GOLUB CAPITAL MASTER FUNDING LLC

CONDENSED SCHEDULE OF INVESTMENTS – (continued)
September 30, 2009
(In Thousands)

	Principal Amount	Cost	Percentage of Members’ Equity	Fair Value
Investments in securities, at fair value(1) (continued)
United States (continued)
Debt securities (continued)
Building and Real Estate
American Fire Protection Group, Inc. Senior loan (9.00%, due 6/2011)	$4,800	$4,604	5.0%	$4,656
Architectural Testing, Inc. Senior loan (9.50%, due 5/2013)	6,961	6,961	7.5	6,961
Best Lighting Products, Inc. Senior loan (10.00%, due 8/2012)	2,545	2,446	2.7	2,545
Infiltrator Systems, Inc. Senior loan (8.50%, due 9/2012)	3,841	3,537	3.7	3,457
ITEL Laboratories, Inc. Senior loan (9.75%, due 3/2014)	8,901	8,811	9.2	8,545
KHKI Acquisition, Inc. Senior loans (8.50%, due 3/2012 – 3/2013)	3,123	3,117	2.9	2,681
Tecta America Corporation Senior loan (8.00%, due 12/2011)	2,055	2,055	2.1	1,991
Other(2)		672	0.7	605
			33.8	31,441
Cargo Transport
Marquette Transportation Company, LLC Senior loan (3.75%, due 3/2012)	4,550	4,378	4.4	4,095
Peco Pallet, Inc. Senior loan (4.00%, due 6/2013)	4,492	4,270	4.5	4,177
RedPrairie Corporation Senior loan (3.45%, due 7/2012)	1,721	1,456	1.8	1,670
Tangent Rail Services, Inc. Senior loans (7.41%, due 9/2014)	9,484	9,484	10.0	9,295
			20.7	19,237
Chemicals, Plastics and Rubber
Celanese Holdings LLC Senior loan (2.35%, due 4/2014)	992	822	1.0	941
Syrgis Holdings LLC Senior loans (8.80%, due 8/2012 – 2/2014)	1,836	1,716	1.8	1,684
TAC Materials, Inc. Senior loan (9.00%, due 7/2013)	2,771	2,771	1.2	1,124
			4.0	3,749

(1)	The majority of the debt securities bear interest at a rate that may be determined by reference to LIBOR or prime and which reset daily, quarterly or semi-annually. For each debt security we have provided the weighted average current interest rate in effect at September 30, 2009.
(2)	No individual investment (or single investment) is greater than 1% of members’ equity.

See Notes to Financial Statements.

GOLUB CAPITAL MASTER FUNDING LLC

CONDENSED SCHEDULE OF INVESTMENTS – (continued)
September 30, 2009
(In Thousands)

	Principal Amount	Cost	Percentage of Members’ Equity	Fair Value
Investments in securities, at fair value(1) (continued)
United States (continued)
Debt securities (continued)
Containers, Packaging and Glass
Industrial Container Services, LLC Senior loan (4.28%, due 9/2011)	$1,707	$1,658	1.8%	$1,638
Pelican Products, Inc. Senior loans (7.73%, due 1/2013 – 1/2014)	4,843	4,378	4.9	4,586
			6.7	6,224
Diversified Conglomerate Manufacturing
Heat Transfer Parent, Inc. Senior loan (3.25%, due 6/2013)	1,877	1,784	1.6	1,454
Neptco Inc. Senior loan (7.25%, due 3/2013)	4,591	4,367	4.4	4,086
Pasternack Enterprises, Inc. Senior loan (4.29%, due 2/2014)	3,687	3,531	3.6	3,318
Vintage Parts, Inc. Senior loan (5.78%, due 12/2013)	8,214	8,098	8.4	7,804
			18.0	16,662
Diversified Conglomerate Service
Benetech, Inc. Senior loan (5.25%, due 12/2013)	9,537	9,138	9.7	8,965
Compass Group Diversified Holdings, LLC Senior loan (4.50%, due 12/2013)	4,689	4,689	5.1	4,689
Cortz, Inc. Senior loan (8.51%, due 3/2014)	7,213	7,146	7.6	7,069
The Service Companies, Inc. Senior loan (10.00%, due 3/2014)	6,005	5,850	6.3	5,885
PSI Services LLC Senior loan (5.50%, due 11/2012)	6,333	5,929	3.4	3,166
			32.1	29,774
Diversified Natural Resources, Precious Metals and Minerals
Metal Spinners, Inc. Senior loans (6.37%, due 1/2014 – 4/2014)	6,685	6,385	6.3	5,816
Virginia Explosives & Drilling Company, Inc. Senior loans (10.50%, due 5/2011 – 10/2011)	3,900	3,678	4.1	3,794
			10.4	9,610

(1)	The majority of the debt securities bear interest at a rate that may be determined by reference to LIBOR or prime and which reset daily, quarterly or semi-annually. For each debt security we have provided the weighted average current interest rate in effect at September 30, 2009.

See Notes to Financial Statements.

GOLUB CAPITAL MASTER FUNDING LLC

CONDENSED SCHEDULE OF INVESTMENTS – (continued)
September 30, 2009
(In Thousands)

	Principal Amount	Cost	Percentage of Members’ Equity	Fair Value
Investments in securities, at fair value(1) (continued)
United States (continued)
Debt securities (continued)
Electronics
Cape Electrical Supply LLC Senior loan (4.00%, due 11/2013)	$2,795	$2,630	2.8%	$2,572
GXS Worldwide, Inc. Senior loan (9.25%, due 3/2013)	2,997	2,592	3.2	2,971
Second lien (13.75%, due 9/2013)	1,200	1,040	1.2	1,148
Inovis International, Inc. Senior loan (9.50%, due 11/2009)	2,134	2,127	2.3	2,134
McBride Electric Inc. Senior loan (10.75%, due 9/2010)	1,558	1,558	1.3	1,168
The Sloan Company, Inc Senior loan (7.25%, due 10/2012)	2,405	2,387	2.5	2,358
			13.3	12,351
Farming and Agriculture
AGData, L.P. Senior loans (11.25%, due 7/2012)	16,010	16,013	17.3	16,010
Finance
Collect America, Ltd. Senior loans (8.07%, due 12/2011 – 3/2012)	4,460	4,126	4.5	4,192
eVestment Alliance Holdings, LLC Senior loan (9.50%, due 5/2014)	8,786	8,605	9.5	8,786
Metavante Corporation Senior loan (2.23%, due 11/2014)	2,977	2,461	3.2	2,974
Pillar Processing LLC Senior loans (8.52%, due 11/2013 – 5/2014)	10,158	10,129	10.7	9,947
Wall Street Systems Holdings, Inc. Senior loan (8.00%, due 5/2013)	8,327	8,327	9.0	8,327
			36.9	34,226
Grocery
JRD Holdings, Inc. Senior loan (2.49%, due 7/2014)	1,291	1,102	1.3	1,248
Healthcare, Education and Childcare
ATI Holdings, Inc. Senior loans (4.11%, due 9/2011 – 9/2012)	2,706	2,541	2.8	2,554
Community Hospices of America, Inc. Senior loan (8.00%, due 1/2011)	1,133	1,104	1.2	1,110
Second lien (12.50%, due 4/2011)	4,865	4,812	5.1	4,768

(1)	The majority of the debt securities bear interest at a rate that may be determined by reference to LIBOR or prime and which reset daily, quarterly or semi-annually. For each debt security we have provided the weighted average current interest rate in effect at September 30, 2009.

See Notes to Financial Statements.

GOLUB CAPITAL MASTER FUNDING LLC

CONDENSED SCHEDULE OF INVESTMENTS – (continued)
September 30, 2009
(In Thousands)

	Principal Amount	Cost	Percentage of Members’ Equity	Fair Value
Investments in securities, at fair value(1) (continued)
United States (continued)
Debt securities (continued)
Healthcare, Education and Childcare (continued)
DaVita, Inc. Senior loan (1.81%, due 10/2012)	$5,000	$4,471	5.2%	$4,846
DDC Center Inc. Senior loan (9.50%, due 10/2014)	14,400	14,400	15.2	14,112
Delta Educational Systems, Inc. Senior loan (6.00%, due 6/2012)	4,770	4,511	4.9	4,579
Den-Mat Holdings, LLC Senior loan (8.50%, due 12/2012)	3,044	3,045	3.0	2,771
Excelligence Learning Corporation Second lien (7.25%, due 11/2013)	1,600	1,519	1.6	1,504
The Hygenic Corporation Senior loan (2.98%, due 4/2013)	2,766	2,675	2.7	2,489
Oncure Medical Corporation Senior loan (3.75%, due 6/2012)	6,078	5,701	6.0	5,592
ReachOut Healthcare America Ltd Senior loan (9.25%, due 8/2013)	6,534	6,510	7.0	6,534
United Surgical Partners International, Inc. Senior loan (2.25%, due 4/2014)	1,545	1,545	1.6	1,439
Other(2)		761	0.9	727
			57.2	53,025
Home and Office Furnishings, Housewares, and Durable Consumer
Top Knobs USA, Inc. Senior loan (7.75%, due 2/2014)	3,634	3,493	3.8	3,489
Zenith Products Corporation Senior loan (5.38%, due 9/2013)	6,034	5,883	5.9	5,430
			9.7	8,919
Leisure, Amusement, Motion Pictures and Entertainment
Octane Fitness, LLC Senior loan (4.85%, due 3/2013)	4,805	4,611	4.8	4,421
Optronics Product Company, Inc. Senior loans (7.08%, due 12/2012 – 12/2013)	2,800	2,637	3.0	2,784
Premier Yachts, Inc. Senior loans (5.59%, due 8/2012 – 8/2013)	2,499	2,358	2.5	2,323
Regal Cinemas Corporation Senior loan (4.03%, due 10/2013)	1,523	1,298	1.6	1,520
			11.9	11,048

(1)	The majority of the debt securities bear interest at a rate that may be determined by reference to LIBOR or prime and which reset daily, quarterly or semi-annually. For each debt security we have provided the weighted average current interest rate in effect at September 30, 2009.
(2)	No individual investment (or single investment) is greater than 1% of members’ equity.

See Notes to Financial Statements.

GOLUB CAPITAL MASTER FUNDING LLC

CONDENSED SCHEDULE OF INVESTMENTS – (continued)
September 30, 2009
(In Thousands)

	Principal Amount	Cost	Percentage of Members’ Equity	Fair Value
Investments in securities, at fair value(1) (continued)
United States (continued)
Debt securities (continued)
Machinery (Non-Agriculture, Construction, or Electric)
Davis Inotek Instruments, LLC Senior loan (8.00%, due 9/2013)	$7,604	$7,604	8.0%	$7,452
Tritex Corporation Senior loan (5.03%, due 5/2014)	2,969	2,868	2.9	2,702
Other(2)		704	0.7	619
			11.6	10,773
Oil and Gas
Casedhole Solutions, Inc. Senior loan (8.25%, due 6/2013)	3,291	3,291	2.5	2,304
Gray Wireline Service, Inc Senior loan (3.53%, due 2/2013)	8,000	8,000	6.9	6,400
Tri-County Petroleum, Inc. Senior loan (4.54%, due 8/2013)	3,694	3,572	3.7	3,472
			13.1	12,176
Personal and Non-Durable Consumer Products
Dr. Miracles, Inc. Senior loan (4.28%, due 3/2014)	4,208	4,157	4.4	4,082
Personal, Food and Miscellaneous Services
Aramark Corporation Senior loan (2.15%, due 1/2014)	2,910	2,375	2.9	2,722
Focus Brands, Inc. Senior loan (5.92%, due 3/2011)	6,375	6,195	6.5	6,056
			9.4	8,778
Printing and Publishing
Monotype Imaging, Inc. Senior loan (3.01%, due 7/2012)	1,742	1,633	1.7	1,603
Trade Service Company, LLC Senior loan (14.00%, due 1/2013)	2,085	2,001	2.2	2,085
			3.9	3,688
Retail Stores
Container Store, Inc. Senior loan (3.37%, due 8/2014)	6,882	6,288	6.2	5,712
Fasteners for Retail, Inc. Senior loan (5.00%, due 12/2012)	2,443	2,227	2.4	2,223

(1)	The majority of the debt securities bear interest at a rate that may be determined by reference to LIBOR or prime and which reset daily, quarterly or semi-annually. For each debt security we have provided the weighted average current interest rate in effect at September 30, 2009.
(2)	No individual investment (or single investment) is greater than 1% of members’ equity.

See Notes to Financial Statements.

GOLUB CAPITAL MASTER FUNDING LLC

CONDENSED SCHEDULE OF INVESTMENTS – (continued)
September 30, 2009
(In Thousands)

	Principal Amount	Cost	Percentage of Members’ Equity	Fair Value
Investments in securities, at fair value(1) (continued)
United States (continued)
Debt securities (continued)
Retail Stores (continued)
IL Fornaio (America) Corporation Senior loan (3.25%, due 3/2013)	$5,133	$4,714	4.9%	$4,568
The Marshall Retail Group, LLC Senior loans (8.02%, due 4/2013)	5,529	5,266	5.6	5,218
Other(2)		731	0.8	631
			19.9	18,352
Telecommunications
Cellular South, Inc. Senior loan (2.00%, due 5/2014)	1,247	1,247	1.3	1,202
MetroPCS Wireless, Inc. Senior loan (2.66%, due 11/2013)	2,969	2,398	3.1	2,850
West Corporation Senior loan (2.25%, due 10/2012)	3,571	3,215	2.8	2,571
			7.2	6,623
Textiles and Leather
Gammill, Inc. Senior loans (9.93%, due 9/2011 – 9/2012)	5,411	5,241	5.6	5,162
Hanesbrands Inc. Senior loan (5.25%, due 9/2013)	2,185	1,792	2.4	2,197
			8.0	7,359
Utilities
Covanta Energy Corporation Senior loans (1.23%, due 2/2014 – 4/2014)	2,980	2,473	3.1	2,852
Itron, Inc. Senior loan (4.00%, due 4/2014)	1,198	1,053	1.3	1,197
NRG Energy, Inc. Senior loan (2.02%, due 2/2013)	2,741	2,452	2.8	2,603
Ventyx Inc. Senior loan (2.80%, due 6/2012)	6,915	6,648	7.0	6,500
			14.2	13,152
Total United States ($381,542)			399.3%	$370,371
Total investments in debt securities (cost $387,293)			405.7%	$376,294

(1)	The majority of the debt securities bear interest at a rate that may be determined by reference to LIBOR or prime and which reset daily, quarterly or semi-annually. For each debt security we have provided the weighted average current interest rate in effect at September 30, 2009.
(2)	No individual investment (or single investment) is greater than 1% of members’ equity.

See Notes to Financial Statements.

GOLUB CAPITAL MASTER FUNDING LLC

CONDENSED SCHEDULE OF INVESTMENTS
September 30, 2008
(In Thousands)

	Principal Amount	Cost	Percentage of Members’ Equity	Fair Value
Investments in securities, at fair value(1)
United States
Debt securities
Aerospace and Defense
Thermal Solutions LLC Senior loan (7.75%, due 3/2011)	$1,463	$1,463	8.5%	$1,425
Whitcraft LLC Senior loan (6.25%, due 5/2011)	3,500	3,500	20.8	3,500
			29.3	4,925
Automobile
Autotronic Controls Corporation Senior loan (10.75%, due 3/2012)	2,000	2,000	7.1	1,200
CLP Auto Interior Corporation Senior loans (5.93%, due 6/2013)	3,823	3,823	20.2	3,392
			27.3	4,592
Banking
Prommis Solutions, Inc. Senior loans (5.81%, due 2/2011 – 2/2013)	1,777	1,777	8.7	1,468
Building and Real Estate
Architectural Testing, Inc. Senior loan (9.50%, due 5/2013)	2,370	2,370	14.1	2,370
ITEL Laboratories, Inc. Senior loan (9.75%, due 3/2014)	4,375	4,361	26.0	4,375
KHKI Acquisition, Inc. Senior loan (8.00%, due 3/2012)	706	706	4.1	683
Tecta America Corporation Senior loan (7.00%, due 12/2011)	1,451	1,451	5.6	939
			49.8	8,367
Cargo Transport
Peco Pallet, Inc. Senior loan (6.68%, due 11/2013)	8,500	8,500	48.7	8,200
Tangent Rail Services, Inc. Senior loans (8.52%, due 9/2014)	9,176	9,176	54.4	9,176
			103.1	17,376
Chemicals, Plastics and Rubber
Syrgis Holdings LLC Senior loan (6.39%, due 8/2012)	2,533	2,533	14.2	2,385
TAC Materials, Inc. Senior loans (8.20%, due 7/2013)	3,674	3,674	20.1	3,380
			34.3	5,765

(1)	The majority of the debt securities bear interest at a rate that may be determined by reference to LIBOR or prime and which reset daily, quarterly or semi-annually. For each debt security we have provided the weighted average current interest rate in effect at September 30, 2008.
(2)	No individual investment (or single investment) is greater than 1% of members’ equity.

See Notes to Financial Statements.

GOLUB CAPITAL MASTER FUNDING LLC

CONDENSED SCHEDULE OF INVESTMENTS – (continued)
September 30, 2008
(In Thousands)

	Principal Amount	Cost	Percentage of Members’ Equity	Fair Value
Investments in securities, at fair value(1) (continued)
United States (continued)
Debt securities (continued)
Containers, Packaging and Glass
CV Holdings, LLC Senior loan (6.59%, due 9/2011)	$2,000	$2,000	10.9%	$1,829
Pelican Products, Inc. Senior loan (6.25%, due 9/2011)	400	400	2.1	350
Other(2)		172	0.2	42
			13.2	2,221
Diversified Conglomerate Manufacturing
Vintage Parts, Inc. Senior loan (9.26%, due 12/2013)	3,832	3,832	22.5	3,793
Other(2),(3)		—	(0.3)	(35)
			22.2	3,758
Diversified Conglomerate Service
Andrews International, Inc. Senior loan (7.12%, due 12/2010)	2,806	2,806	16.4	2,759
Compass Group Diversified Holdings, LLC Senior loans (6.88%, due 12/2012 – 12/2013)	2,461	2,461	14.6	2,461
Cortz, Inc. Senior loan (8.09%, due 3/2014)	2,970	2,970	17.3	2,918
The Service Companies, Inc. Senior loans (8.00%, due 3/2014)	3,151	3,151	18.7	3,151
PSI Services LLC Senior loan (6.71%, due 11/2012)	360	360	1.5	260
			68.5	11,549
Diversified Natural Resources, Precious Metals and Minerals
Metal Spinners, Inc. Senior loans (8.39%, due 1/2014 – 4/2014)	3,406	3,406	19.6	3,311
Electronics
Cape Electrical Supply LLC Senior loans (7.47%, due 11/2013)	1,733	1,733	9.7	1,629
Other(2),(3)		—	(0.1)	(22)
			9.6	1,607

(1)	The majority of the debt securities bear interest at a rate that may be determined by reference to LIBOR or prime and which reset daily, quarterly or semi-annually. For each debt security we have provided the weighted average current interest rate in effect at September 30, 2008.
(2)	No individual investment (or single investment) is greater than 1% of members’ equity.
(3)	A negative value is due to the unfunded commitment being valued below par.

See Notes to Financial Statements.

GOLUB CAPITAL MASTER FUNDING LLC

CONDENSED SCHEDULE OF INVESTMENTS – (continued)
September 30, 2008
(In Thousands)

	Principal Amount	Cost	Percentage of Members’ Equity	Fair Value
Investments in securities, at fair value(1) (continued)
United States (continued)
Debt securities (continued)
Finance
eVestment Alliance Holdings, LLC Senior loan (9.5%, due 5/2014)	$3,900	$3,900	23.1%	$3,900
Pillar Processing LLC Senior loan (14.5%, due 5/2014)	3,125	3,125	18.4	3,109
Wall Street Systems Holdings, Inc. Senior loan (8.25%, due 5/2013)	4,489	4,489	26.6	4,489
			68.1	11,498
Grocery
Fairway Group Holdings Corporation Senior loan (8.68%, due 1/2013)	528	528	2.8	$478
Healthcare, Education and Childcare
ATI Holdings, Inc. Senior loan (6.55%, due 9/2011)	1,350	1,350	7.4	1,256
Community Hospices of America, Inc. Senior loan (LIBOR + 5.00%, due 1/2011)(3)			(0.2)	(32)
Second lien (12.50%, due 4/2011)	2,865	2,865	16.7	2,808
Den-Mat Holdings, LLC Senior loans (7.69%, due 12/2012)	4,456	4,456	26.4	4,456
Excelligence Learning Corporation Senior loan (5.88%, due 11/2011)	3,300	3,300	14.2	2,400
Extrumed, LLC Senior loan (9.76%, due 3/2013)	2,985	2,985	17.7	2,985
ReachOut Healthcare America Ltd Senior loan (9.25%, due 8/2013)	3,825	3,825	22.7	3,825
United Surgical Partners International, Inc. Senior loan (5.12%, due 4/2014)	1,532	1,532	7.8	1,306
Other(2),(3)		(15)	(2.9)	(492)
			109.8	18,512
Home and Office Furnishings, Housewares, and Durable Consumer(3)		331	(0.4)	(68)
Leisure, Amusement, Motion Pictures and Entertainment
Optronics Product Company, Inc. Senior loan (7.52%, due 12/2012)	3,936	3,936	22.0	3,703
Machinery (Non-Agriculture, Construction, or Electric)
Davis Inotek Instruments, LLC Senior loan (8.77%, due 9/2013)	8,000	8,000	47.5	8,000

(1)	The majority of the debt securities bear interest at a rate that may be determined by reference to LIBOR or prime and which reset daily, quarterly or semi-annually. For each debt security we have provided the weighted average current interest rate in effect at September 30, 2008.
(2)	No individual investment (or single investment) is greater than 1% of members’ equity.
(3)	A negative value is due to the unfunded commitment being valued below par.

See Notes to Financial Statements.

GOLUB CAPITAL MASTER FUNDING LLC

CONDENSED SCHEDULE OF INVESTMENTS – (continued)
September 30, 2008
(In Thousands)

	Principal Amount	Cost	Percentage of Members’ Equity	Fair Value
Investments in securities, at fair value(1) (continued)
United States (continued)
Debt securities (continued)
Oil and Gas
Casedhole Solutions, Inc. Senior loans (9.01%, due 6/2013)	$3,513	$3,513	20.8%	$3,513
Gray Wireline Service, Inc Senior loan (6.98%, due 2/2013)	1,000	1,000	5.9	1,000
Total Safety US, Inc. Senior loan (5.56%, due 12/2011)	1,500	1,500	6.8	1,144
			33.5	5,657
Personal and Non-Durable Consumer Products
Dr. Miracles, Inc. Senior loan (7.76%, due 3/2014)	2,885	2,885	16.8	2,828
Personal Transportation
Rotorcraft Leasing Company, LLC Senior loans (7.50%, due 3/2012)	2,943	2,943	16.7	2,812
Personal, Food and Miscellaneous Services
Focus Brands, Inc Senior loan (6.84%, due 8/2012)	965	965	5.6	936
Garden Fresh Restaurant Corporation Senior loan (6.30%, due 12/2010)	3,900	3,900	19.7	3,328
NVA Acquisition Company, Inc. Senior loan (6.69%, due 3/2013)	887	887	4.8	812
			30.1	5,076
Printing and Publishing
Trade Service Company, LLC Senior loan (10.73%, due 1/2013)	400	400	2.0	340
Retail Stores
Levtran Enterprise, Inc. Senior loan (8.25%, due 10/2010)	2,625	2,625	14.7	2,475
The Marshall Retail Group, LLC Senior loan (7.25%, due 12/2011)	1,749	1,607	10.2	1,713
			24.9	4,188
Telecommunications
West Corporation Senior loan (6.25%, due 10/2012)	10,000	9,529	45.1	7,600
Other(2),(3)		—	(0.6)	(88)
			44.5	7,512
Total investments in debt securities (cost $144,986)			803.9%	$135,476

(1)	The majority of the debt securities bear interest at a rate that may be determined by reference to LIBOR or prime and which reset daily, quarterly or semi-annually. For each debt security we have provided the weighted average current interest rate in effect at September 30, 2008.
(2)	No individual investment (or single investment) is greater than 1% of members' equity.
(3)	A negative value is due to the unfunded commitment being valued below par.

See Notes to Financial Statements.

GOLUB CAPITAL MASTER FUNDING LLC

STATEMENTS OF OPERATIONS
For the Two Years in the Period Ended September 30, 2009, and for the
Period July 27, 2007 (Inception) Through September 30, 2007
(In Thousands)

	Years Ended September 30,		Period July 27, 2007 (Inception) Through September 30, 2007
	2009	2008
Investment income
Interest	$33,338	$20,686	$1,868
Total investment income	33,338	20,686	1,868
Expenses
Interest	4,547	8,599	1,114
Management fee	2,849	1,726	134
Professional fees	131	120	3
Other expenses	333	197	—
Total expenses	7,860	10,642	1,251
Net investment income	25,478	10,044	617
Net gain (loss) on investments
Net realized loss on investments	(3,972)	(4,503)	—
Net change in unrealized depreciation on investments	(1,489)	(8,957)	(558)
Net loss on investments	(5,461)	(13,460)	(558)
Net income (loss)	$20,017	$(3,416)	$59

See Notes to Financial Statements.

GOLUB CAPITAL MASTER FUNDING, LLC

STATEMENTS OF CHANGES IN MEMBERS’ EQUITY
For the Two Years in the Period Ended September 30, 2009, and for the
Period July 27, 2007 (Inception) Through September 30, 2007
(In Thousands)

Members’ equity, July 27, 2007 (inception)	$—
Capital contributions	33,422
Net income	59
Members’ equity, September 30, 2007	$33,481
Capital contributions	31,238
Capital distributions	(44,450)
Net loss	(3,416)
Members’ equity, September 30, 2008	$16,853
Capital contributions	59,250
Capital distributions	(3,368)
Net income	20,017
Members’ equity, September 30, 2009	$92,752

See Notes to Financial Statements.

GOLUB CAPITAL MASTER FUNDING, LLC

STATEMENTS OF CASH FLOWS
For the Two Years in the Period Ended September 30, 2009, and for the
Period July 27, 2007 (Inception) Through September 30, 2007
(In thousands)

	Years Ended September 30,		Period July 27, 2007 (Inception) Through September 30, 2007
	2009	2008
Cash flows from operating activities
Net income (loss)	$20,017	$(3,416)	$59
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of deferred financing fees	410	493	82
Amortization of discount/premium	(5,598)	(315)	(29)
Net realized loss on investments	3,972	4,503	—
Net change in unrealized depreciation on investments	1,489	8,957	558
Purchases of portfolio investments	(414,129)	(480,210)	(217,247)
Proceeds from principal payments and sale of portfolio investments	173,444	532,736	15,571
Changes in operating assets and liabilities:
Interest receivable	(1,411)	285	(1,068)
Other assets	4	190	(211)
Interest payable	(82)	(819)	1,032
Due to affiliates	485	1,896	(689)
Other payables	—	(150)	150
Net cash provided by (used in) operating activities	(221,399)	64,150	(201,792)
Cash flows from investing activities
Net change in restricted cash and cash equivalents	(26,362)	(223)	(4,029)
Net cash used in investing activities	(26,362)	(223)	(4,029)
Cash flows from financing activities
Borrowings on credit facility	263,754	217,760	173,540
Repayments on credit facility	(71,531)	(268,217)	—
Payments of deferred financing costs	—	—	(985)
Proceeds from capital contributions	58,906	30,980	33,266
Payments of capital distributions	(3,368)	(44,450)	—
Net cash provided by (used in) financing activities	247,761	(63,927)	205,821
Net change in cash and cash equivalents	—	—	—
Cash and cash equivalents, beginning of period	—	—	—
Cash and cash equivalents, end of period	$—	$—	$—
Supplemental disclosure of cash flow information
Cash paid during the period for interest	$4,219	$8,926	$—
Supplemental disclosure of noncash activity
Contributions for direct expenses paid on behalf of the Fund by the Investment Manager	$344	$258	$156

See Notes to Financial Statements.

GOLUB CAPITAL MASTER FUNDING, LLC

NOTES TO FINANCIAL STATEMENTS
(In Thousands)

Note 1. Nature of Operations and Summary of Significant Accounting Policies

Golub Capital Master Funding LLC (the “Company” or “GCMF”) was organized in the State of Delaware on June 6, 2007, as a limited liability company for the purpose of investing in a leveraged portfolio of senior secured loans. The Company commenced operations on July 27, 2007. Since inception, the Company’s membership interests have been held by affiliates of the Company. Golub Capital Incorporated (“GCI”) serves as the Investment Manager (“Investment Manager”) for the Company.

Use of Estimates:  The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Segments:  The Company’s chief operating decision maker is its chief executive officer, who reviews financial information presented on a consolidated basis. Accordingly, in accordance with segment guidance set by Financial Accounting Standards Board (“FASB”), the Company has determined that it has a single reporting segment and operating unit structure.

Restricted Cash and Cash Equivalents:  Restricted cash and cash equivalents represent amounts that are collected and are held by trustees who have been appointed as custodians of the assets securing certain of the Company’s financing transactions. Restricted cash is held by the trustees for payment of interest expense and principal on the outstanding borrowings. Cash equivalents are highly liquid investments with an original maturity of three months or less at the date of acquisition.

Revenue Recognition

Investments and Related Investment Income:  Investment transactions are accounted for on a trade-date basis. The portfolio of investments is valued by management at fair value. Interest is recognized on the accrual basis. For investments with contractual payment-in-kind interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the statement of operations.

Non-Accrual loans:  Loans are placed on non-accrual status when principal and interest payments are past due 90 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current. Total fair value of non-accrual loans were $8,376 and $0 as of September 30, 2009 and 2008, respectively.

Income Taxes:  The Company follows the guidance in FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) (ASC Topic 740). FIN 48 (ASC Topic 740) clarifies the accounting for uncertainty in income taxes recognized in companies’ financial statements in accordance with tax accounting standards. FIN 48 (ASC Topic 740) prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The evaluation of a tax position in accordance with FIN 48 is a two-step process. The first step is recognition: the Company determines whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical

GOLUB CAPITAL MASTER FUNDING, LLC

NOTES TO FINANCIAL STATEMENTS
(In Thousands)

Note 1. Nature of Operations and Summary of Significant Accounting Policies  – (continued)

merits of the position. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Company should presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. The second step is measurement: a tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement. FIN 48 (ASC Topic 740) also provides guidance on derecognition of recognized tax benefits, classification, interest and penalties, accounting in interim periods, disclosure and transition. In May 2007, the FASB issued FASB Staff Position No. FIN 48-1, Definition of Settlement in FASB Interpretation No. 48 (“FSP FIN 48-1”), which provides guidance on how a company should determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits. The Company adopted FIN 48 (ASC Topic 740) at inception and has applied the provisions of FSP FIN 48-1. The application of FIN 48 (ASC Topic 740) did not have a significant effect on the Company’s financial position or its results of operations and there are no uncertain tax positions at September 30, 2009 and 2008 and the period July 27, 2007 (inception) to September 30, 2007.

Deferred Financing Costs:  Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts are amortized and included in interest expense in the statements of operations over the estimated average life of the borrowings. Unamortized deferred financing costs were $0 and $410 at September 30, 2009 and 2008, respectively. Amortization expense for the years ended September 30, 2009 and 2008 was $410 and $493, respectively. Amortization expense for the period July 27, 2007 through September 30, 2007, was $82.

Recent Accounting Pronouncements:  In September 2006, the FASB issued Statement No. 157, Fair Value Measurements (ASC Topic 820). This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. In conjunction with the affiliated entities which hold the Company’s membership equity interests, the Company adopted this statement on a prospective basis on January 1, 2008.

In February 2007, the FASB issued statement No. 159, The Fair Value Option for Financial Assets and Liabilities — Including an Amendment of FASB Statement No. 115 (“SFAS 159”) (ASC Topic 825). SFAS 159 permits an entity to choose to measure many financial instruments and certain other items at fair value, with unrealized gains and losses in earnings at each reporting period. SFAS 159 applies to all reporting entities, and contains financial statement presentation and disclosure requirements for assets and liabilities reported at fair value as a consequence of the election. SFAS 159 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company did not elect any new fair value measurements.

In October 2008, the FASB issued Staff Positions No. 157-3, Determining the Fair Value of a Financial Asset When the Market is Not Active (“FSP 157-3”) (ASC Topic 820). FSP 157-3 provides an illustrative example of how to determine the fair value of financial instruments in an inactive market. FSP 157-3 does not change the fair value measurement principles set forth in SFAS 157 (ASC Topic 820). Since adopting SFAS 157 in January 2008, the Company’s process for determining the fair value of its investments has been, and continues to be, consistent with the guidance provided in FSP 157-3. As a result, the application of FSP 157-3 did not affect the Company’s process for determining the fair value of its investments and did not have a material impact on the Company’s financial position, results of operations or cash flows.

On April 9, 2009, the FASB issued FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP No. 157-4”). FSP No. 157-4 requires entities to consider whether events and circumstances indicate whether the transaction is or is not orderly as opposed to a forced or

GOLUB CAPITAL MASTER FUNDING, LLC

NOTES TO FINANCIAL STATEMENTS
(In Thousands)

Note 1. Nature of Operations and Summary of Significant Accounting Policies  – (continued)

distressed transaction. Entities would place more weight on observable transactions determined to be orderly and less weight on transactions for which there is insufficient information to determine whether the transaction is orderly. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets and liabilities. FSP No. 157-4 provides additional guidance for making fair value measurements more consistent with the principles presented in SFAS No. 157. SFAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Company has applied the provisions of this FSP in determining the fair value of its portfolio investments at September 30, 2009. The application of this pronouncement did not have a material impact on the Company’s financial position, results of operations or cash flows.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (“SFAS 165”) (ASC Topic 855), which addresses accounting and disclosure requirements related to subsequent events. SFAS 165 requires management to evaluate subsequent events through the date the financial statements are either issued or available to be issued, depending on the company’s expectation of whether it will widely distribute its financial statements to its shareholders and other financial statement users. Companies are required to disclose the date through which subsequent events have been evaluated. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009 and should be applied prospectively. The adoption of SFAS 165 did not have a material effect on the Company’s financial condition, results of operations or cash flows.

In June 2009, the FASB issued SFAS No. 168, FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162 (“SFAS 168”) (ASC Topic 105). The FASB Accounting Standards CodificationTM (“Codification”) will be the single source of authoritative nongovernmental generally accepted accounting principles (“U.S. GAAP”). The Codification launched on July 1, 2009 and is effective for interim and annual periods ending after September 15, 2009. The Codification does not change U.S. GAAP, but combines all authoritative standards into a comprehensive, topically organized online database. One level of authoritative U.S. GAAP exists, other than guidance issued by the SEC. All other accounting literature excluded from the Codification is considered non-authoritative. The Company adopted the Codification for the year ended September 30, 2009.

Note 2. Related Party Transactions

GCI serves as the Investment Manager for the Company. The Company’s Sale and Servicing Agreement provides for management fees payable each month to the Investment Manager, or an affiliate of the Investment Manager, at a rate of .75% per annum of the value of the Company’s investments. Accrued and unpaid management fees are $249 and $89 as of September 30, 2009 and 2008, respectively, and are included in due to affiliates in the statements of financial condition.

At September 30, 2009 and 2008, the Company had payables of $13 and $32, respectively, to the Investment Manager for expenses paid on behalf of the Company. Total expenses reimbursed to the Investment Manager via a members’ equity contribution for the years ended September 30, 2009 and 2008 were $344 and $258, respectively. Total expenses reimbursed via a members’ equity contribution for the period July 27, 2007 (inception) through September 30, 2007 were $156. At September 30, 2009 and 2008, the Company has a payable of $672 to an affiliated entity for cash received from an investment owned by the affiliate.

Note 3. Members’ Equity

The Company’s membership equity interests are held by investment partnerships managed by affiliates of the Company. As of September 30, 2009, the investment partnerships which held a membership equity interest in the Company were Golub Capital Partners IV L.P. (“GCP 4”), Golub Capital Partners V L.P. (“GCP 5”) and Golub Capital Partners VI L.P. (“GCP 6”).

GOLUB CAPITAL MASTER FUNDING, LLC

NOTES TO FINANCIAL STATEMENTS
(In Thousands)

Note 4. Investments

The Company’s investments primarily consist of senior secured corporate loans. The industry and geographic compositions of the portfolio at September 30, 2009 and 2008, respectively, were as follows:

Industry	September 30, 2009	September 30, 2008
Aerospace and Defense	0.5%	3.6%
Automobile	3.1	3.4
Banking	1.1	1.1
Beverage, Food and Tobacco	3.7	—
Buildings and Real Estate	8.4	6.2
Cargo Transport	5.1	12.8
Chemicals, Plastics and Rubber	1.0	4.3
Containers, Packaging and Glass	1.7	1.6
Diversified Conglomerate Manufacturing	4.4	2.8
Diversified Conglomerate Service	8.3	8.5
Diversified Natural Resources, Precious Metals and Minerals	2.6	2.4
Electronics	3.3	1.2
Farming and Agriculture	4.3	—
Finance	9.0	8.5
Grocery	0.3	0.4
Healthcare, Education and Childcare	14.0	13.7
Home and Office Furnishings, Housewares, and Durable Consumer	2.4	—
Leisure, Amusement, Motion Pictures and Entertainment	4.2	2.7
Machinery (Non-Agriculture, Construction or Electric)	2.9	5.9
Oil and Gas	3.2	4.2
Personal and Non-Durable Consumer Products	1.1	2.0
Personal Food and Miscellaneous Services	2.3	3.7
Personal Transportation	—	2.1
Printing and Publishing	1.0	0.3
Retail Stores	4.8	3.1
Telecommunications	1.8	5.5
Textiles and Leather	2.0	—
Utilities	3.5	—
Total	100.0%	100.0%

Geographic Region	September 30, 2009	September 30, 2008
United States
Mid-Atlantic	24.9%	37.3%
Midwest	22.4	18.7
West	13.2	16.8
Southeast	20.4	15.8
Southwest	8.0	6.2
Northeast	9.5	5.2
Canada	1.6	—
Total	100.0%	100.0%

GOLUB CAPITAL MASTER FUNDING, LLC

NOTES TO FINANCIAL STATEMENTS
(In Thousands)

Note 5. Fair Value Measurements

The Company follows fair value standards for measuring the fair value of portfolio investments. Fair value is the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Beginning in January 2008, financial assets recorded at fair value in the statements of financial condition are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets are as follows:

Level 1:	Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date.
Level 2:	Inputs other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly.
Level 3:	Inputs are unobservable for the asset and include situations where there is little, if any, market activity for the asset. The inputs into the determination of fair value are based upon the best information in the circumstances and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. The following section describes the valuation techniques used by the Company to measure different financial instruments at fair value and includes the level within the fair value hierarchy in which the financial instrument is categorized.

With the exception of money market funds held at large financial institutions (Level 1 assets), all of the assets that are recorded at fair value as of September 30, 2009 and 2008 were valued using Level 3 inputs of the fair value hierarchy. Assets that are recorded at Level 3 fair value are the Company’s corporate debt securities. Level 3 assets are valued at fair value as determined in good faith by the Company’s management under a valuation policy and a consistently applied valuation process. When valuing Level 3 corporate debt securities, management may take into account the following type of factors, where relevant, in determining the fair value of the investments: the enterprise value of a portfolio company, the nature and realizable valuable of any collateral, the portfolio company’s ability to make payments and its earnings, discounted cash flows, comparison to publicly traded securities, changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made and other relevant factors. In addition, for certain debt securities, the Company may base its valuation on indicative bid and ask prices provided by an independent third party pricing service. Bid prices reflect the highest price that the Company and others are may be willing to pay. Ask prices represent the lowest price that the Company and others are may be willing to accept for an asset. The Company generally uses the midpoint of the bid/ask as the best estimate of fair value.

Due to the inherent uncertainty of determining the fair value of Level 3 assets that do not have a readily available market value, the fair value of the assets may differ significantly from the values that would have been used had a ready market existed for such assets and may differ materially from the values that may ultimately be received or settled. Further, such assets are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a

GOLUB CAPITAL MASTER FUNDING, LLC

NOTES TO FINANCIAL STATEMENTS
(In Thousands)

Note 5. Fair Value Measurements  – (continued)

portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded.

The Company’s investments are subject to market risk. Market risk is the potential for changes in the value of investments due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the assets are traded.

The following tables present information about the Company’s assets measured at fair value on a recurring basis as of September 30, 2009 and 2008, and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	As of September 30, 2009 Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Total
Assets:
Debt securities	$—	$—	$376,294	$376,294
Money market funds(1)	25,475	—	—	25,475

	As of September 30, 2008 Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Total
Assets:
Debt securities	$—	$—	$135,476	$135,476
Money market funds(1)	1,567	—	—	1,567

(1)	Included in restricted cash and cash equivalents on the statements of financial condition.

The following table presents the approximate changes in investments measured at fair value using Level 3 inputs:

Fair Value Measurements Using Significant Unobservable Inputs Level (3)
Debt Securities
Balance at January 1, 2008	$424,973
Realized and unrealized gains/losses on investments:
Net realized losses on investments	(4,266)
Net change in unrealized depreciation on investments	(6,657)
Net purchases, sales, redemptions and amortization	(278,574)
Balance at September 30, 2008	$135,476
Realized and unrealized gains/losses on investments:
Net realized losses on investments in securities	(3,972)
Net change in unrealized depreciation on investments	(1,489)
Net purchases, sales, redemptions and amortization	246,279
Balance at September 30, 2009	$376,294

GOLUB CAPITAL MASTER FUNDING, LLC

NOTES TO FINANCIAL STATEMENTS
(In Thousands)

Note 6. Borrowings

Facility Advances:  On July 27, 2007, the Company entered into a credit facility agreement (“Credit Facility”) under which the lender agreed to provide advances up to $300,000. The Credit Facility included an “accordion” feature which allowed the Company to increase the size of the Credit Facility up to $500,000 under certain circumstances. The amount outstanding under the credit facility may range up to 85% of the balances outstanding of the pledged loans and investments depending on the mix of assets and the rating and diversification of assets.

For the period July 27, 2007 through December 31, 2007, advances generally bear an interest rate of LIBOR plus 0.65% up to LIBOR plus 1.25% depending on the diversity of the portfolio and type of collateral. Pursuant to an amendment on December 31, 2007, a second tier of pricing was established for advances over $300,000. For advances over $300,000 pricing was increased to LIBOR plus 1.15% up to LIBOR plus 2.25%, which is also dependent on the diversity of the portfolio and type of collateral. Pricing remained unchanged for advances below $300,000.

The facility commitment termination date was December 29, 2008, and as such, no additional funds may be borrowed under the facility. The facility matures on December 29, 2010. Subsequent to the commitment termination date, pricing for advances below $300,000 ranges from 0.65% to 0.80% depending on the diversity. For advances over $300,000, pricing ranges from 1.15% to 1.45% depending on the diversity of the portfolio. The weighted average annual interest cost for the years ended September 30, 2009 and 2008 were 1.5% and 4.5%, respectively. The weighted average annual interest cost for the period July, 27, 2007 through September 30, 2007 was 4.2%.

As of September 30, 2009 and 2008, $376,294 and $135,476 of investments in securities and $30,614 and $4,252 of restricted cash and cash equivalents were pledged as collateral against $315,306 and $123,083 of advances under the credit facility, respectively.

Note 7. Commitments and Contingencies

Commitments:  The Company had outstanding commitments to fund investments totaling approximately $18,642 and $120,357 under various undrawn revolvers and other credit facilities as of September 30, 2009 and 2008, respectively.

Indemnifications:  In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company expects the risk of any future obligation under these indemnifications to be remote.

GOLUB CAPITAL MASTER FUNDING, LLC

NOTES TO FINANCIAL STATEMENTS
(In Thousands)

Note 8. Financial Highlights

The financial highlights for the Company are as follows:

	Years Ended September 30,		For the Period July 27, 2008 (Inception) Through September 30, 2007
	2009	2008
Ratios to average members’ equity:
Expenses (including interest)	11.6%	30.6%	43.7%*
Net investment income(1)	37.6%	28.9%	21.6%*
Total return(2)	29.6%	(9.8)%	2.1%*

*	Annualized
(1)	Net investment income includes interest income and excludes realized and unrealized gains (losses) on investments on the statements of operations
(2)	The total return is computed based on annual net income (loss) divided by weighted average members’ equity

Financial highlights are calculated for each member class taken as a whole. An individual members’ return and ratios may vary based on the timing of capital transactions.

Note 9. Subsequent Events

The Investment Manager has evaluated subsequent events through November 10, 2009, the dates these financial statements were issued. There are no subsequent events to disclose.

8,100,000 Shares

GOLUB CAPITAL BDC, INC.

Common Stock

PRELIMINARY PROSPECTUS

      , 2010

Wells Fargo Securities	UBS Investment Bank

Stifel Nicolaus

BMO Capital Markets

RBC Capital Markets

Janney Montgomery Scott

Until          , 2010, all dealers that effect transactions in our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

GOLUB CAPITAL BDC, INC.
PART C
Other Information

Item 25. Financial Statements and Exhibits

(1) Financial Statements

The following financial statements of Golub Capital BDC, Inc. (the “Company” or the “Registrant”) are included in Part A of this Registration Statement.

GOLUB CAPITAL BDC, INC.
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS

GOLUB CAPITAL BDC LLC AND GOLUB CAPITAL MASTER FUNDING LLC

Financial Report
For the Quarters Ended December 31, 2009 and December 31, 2008

GOLUB CAPITAL MASTER FUNDING LLC

Financial Report
September 30, 2009

(2) Exhibits

(a)(1)	Certificate of Formation(1)
(a)(2)	Form of Certificate of Incorporation(1)
(b)(1)	First Amended and Restated Limited Liability Company Agreement(1)
(b)(2)	Form of Bylaws(1)
(c)	Not applicable
(d)	Form of Stock Certificate(1)
(e)	Dividend Reinvestment Plan(1)
(f)	Not applicable
(g)	Form of Investment Advisory Agreement between Registrant and GC Advisors LLC(1)
(h)	Form of Underwriting Agreement(1)
(i)	Not applicable
(j)	Form of Custody Agreement(1)
(k)(1)	Certificate of Appointment of Transfer Agent(1)
(k)(2)	Form of Administration Agreement between Registrant and GC Service Company LLC(1)
(k)(3)	Form of Trademark License Agreement between the Registrant and Golub Capital Management LLC(1)
(k)(4)	Variable Funding Note Indenture, dated as of July 27, 2007, between Golub Capital Master Funding LLC, as issuer, and U.S. Bank National Association, as indenture trustee, conformed through Amendment No. 2(1)
(k)(5)	Sale and Servicing Agreement, dated as of July 27, 2007, by and among Golub Capital Master Funding LLC, as issuer, Golub Capital Incorporated, as originator and servicer, and U.S. Bank National Association, as indenture trustee and collateral administrator, conformed through Amendment No. 3(1)
(k)(6)	Subscription Agreement between Registrant and GEMS Fund, L.P.(1)
(k)(7)	Form of Subscription Agreement between Registrant and Investors in Concurrent Private Placement(1)
(k)(8)	Power of Attorney of Lawrence E. Golub(1)
(k)(9)	Power of Attorney of Kenneth F. Bernstein(1)
(k)(10)	Omnibus Amendment dated March 15, 2010, by and among Citigroup Global Markets Realty Corp., as deal agent and individual noteholder, Golub Capital Master Funding LLC, as issuer, Golub Capital Incorporated, as originator and servicer, and U.S. Bank National Association, as indenture trustee and collateral administrator(1)
(l)	Opinion and Consent of Dechert LLP, special counsel for Registrant(1)
(m)	Not applicable
(n)(1)	Independent Registered Public Accounting Firm Consent(3)
(n)(2)	Consent of Duff & Phelps, LLC(1)
(n)(3)	Consent of Mercer Capital Management, Inc.(1)
(n)(4)	Consent of Murray, Devine & Co., Inc.(1)
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)(1)	Code of Ethics of Golub Capital BDC, Inc.(1)
(r)(2)	Code of Ethics of GC Advisors LLC(1)
(s)(1)	Commitment letter, dated as of March 15, 2010, between Registrant and Wells Fargo Bank, N.A.(1)

(1)	Previously filed.
(2)	To be filed by amendment.
(3)	Filed herewith.

Item 26. Marketing Arrangements

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$9,625.50
FINRA filing fee	17,750
Nasdaq Global Select Market listing fees	150,000
Printing expenses	140,000	(1)
Legal fees and expenses	1,300,000	(1)
Accounting fees and expenses	306,009	(1)
Miscellaneous	76,615.50	(1)
Total	$2,000,000	(1)

(1)	These amounts are estimates.

All of the expenses set forth above shall be borne by the Company.

Item 28. Persons Controlled by or Under Common Control

The Registrant owns 100% of the limited liability company interests of Golub Capital Master Funding LLC, a Delaware limited liability company. Golub Capital Master Funding LLC is included in the Registrant’s consolidated financial statements.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Company’s common stock as of April 5, 2010.

Title of Class	Number of Record Holders
Common Stock, $0.001 par value	4

Item 30. Indemnification

As permitted by Section 102 of the General Corporation Law of the State of Delaware, or the DGCL, we have adopted provisions in our certificate of incorporation, as amended, that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to us or our stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to us or our stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

Our certificate of incorporation and bylaws provide that all directors, officers, employees and agents of the registrant shall be entitled to be indemnified by us to the fullest extent permitted by the DGCL, subject to the requirements of the 1940 Act. Under Section 145 of the DGCL, we are permitted to offer indemnification to our directors, officers, employees and agents.

Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. We have obtained liability insurance for the benefit of our directors and officers.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GC Advisors LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Company.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GC Service Company, LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GC Service Company, LLC’s services under the Administration Agreement or otherwise as administrator for the Company.

The Underwriting Agreement provides that each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the managing Underwriter to the Company expressly for use in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Company) or in the Prospectus contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such Prospectus or necessary to make such information not misleading.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser.

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-70448), and is incorporated herein by reference.

Item 32. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Golub Capital BDC, Inc., 150 South Wacker Drive, Suite 800, Chicago, IL 60606;
(2)	the Transfer Agent, American Stock Transfer & Trust Company, LLC, 59 Maiden Lane, Plaza Level, New York, New York 10038;
(3)	the Custodian, U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110; and
(4)	the Adviser, GC Advisors LLC, 150 South Wacker Drive, Suite 800, Chicago, IL 60606.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1)	The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.
(2)	Not applicable.
(3)	Not applicable.
(4)	Not applicable.
(5)	The Registrant undertakes that:
(a)	For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.
(b)	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(6)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 6 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, in the State of New York, on the 14th day of April 2010.

GOLUB CAPITAL BDC, INC.

By:	/s/ David B. Golub Name: David B. Golub Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 6 to the Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ David B. Golub David B. Golub	Chief Executive Officer and Director (Principal Executive Officer)	April 14, 2010
/s/ Sean K. Coleman Sean K. Coleman	Chief Financial Officer (Principal Financial and Accounting Officer)	April 14, 2010
* Lawrence E. Golub	Chairman of the Board of Directors	April 14, 2010
* William M. Webster IV	Director	April 14, 2010
* Kenneth F. Bernstein	Director	April 14, 2010
* Thomas E. Lynch	Director	April 14, 2010
By:	/s/ David B. Golub Name: David B. Golub Title: Attorney-in-fact